UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

UROGEN PHARMA LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UROGEN PHARMA LTD.

400 Alexander Park Drive, Princeton, New Jersey 08540

April 30, 2026

Dear Shareholder,

You are cordially invited to attend the 2026 Annual Meeting of Shareholders of UroGen Pharma Ltd. (the “Company”) to be held on June 22, 2026 at 10:00 a.m., Eastern Time. The annual meeting will be held in a completely virtual format. You can attend the annual meeting by visiting www.virtualshareholdermeeting.com/URGN2026, where you will be able to listen to the meeting live, submit questions and vote online. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. We recommend that you log in a few minutes before the annual meeting start time of 10:00 a.m. Eastern Time on June 22, 2026, to ensure you are logged in when the annual meeting begins.

At the meeting, you will be asked to consider and vote on the proposals set forth in the proxy statement relating to the annual meeting. Whether or not you plan to virtually attend and vote your shares online at the meeting, it is important that your ordinary shares be represented and counted. Accordingly, after reading the proxy statement, please vote by proxy over the telephone or online by following the instructions included in the proxy materials; or complete, date, sign and return the enclosed proxy card. If you hold your shares in “street name” through a broker, bank or other intermediary, please vote in accordance with their instructions provided to you.

The Company has fixed the close of business on April 29, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote on the matters proposed at, the meeting and any adjournment or postponement thereof.

Thank you for your continued support.

Very truly yours, Liz Barrett President and Chief Executive Officer

UROGEN PHARMA LTD.

400 Alexander Park Drive

Princeton, New Jersey 08540

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 22, 2026

Dear Shareholder:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders of UroGen Pharma Ltd., a corporation organized under the laws of the State of Israel (the “Company”). The meeting will be held on June 22, 2026 at 10:00 a.m. Eastern Time. The annual meeting will be held in a completely virtual format. You can attend the annual meeting by visiting www.virtualshareholdermeeting.com/URGN2026 where you will be able to listen to the meeting live, submit questions and vote online during the meeting. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. We recommend that you log in a few minutes before the annual meeting start time of 10:00 a.m., Eastern Time on June 22, 2026, to ensure you are logged in when the annual meeting begins. We are holding the annual meeting for the following purposes:

1.

To elect to the Board of Directors the following seven nominees presented by the Board of Directors to hold office until our next annual meeting of shareholders: Arie Belldegrun, M.D.; Elizabeth Barrett; Cynthia M. Butitta; Stuart Holden, M.D.; James A. Robinson, Jr.; Leana S. Wen, M.D., M.Sc.; and Daniel G. Wildman;

2.

To approve the amendment and restatement of the Articles of Association of the Company to, among other things, tie eligibility for shareholder proposals to the requirements under the Israeli Companies Law, 5759-1999 and the regulations promulgated thereunder;

3.	To approve an amendment to the Company’s Amended and Restated Non-Employee Director and Officer Compensation Policy in relation to directors’ and officers’ insurance;

4.	To approve an amendment to the Company’s 2017 Equity Incentive Plan to increase the number of ordinary shares authorized for issuance under the plan by 1,000,000 shares;

5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement;

6.	To approve the engagement of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s auditor until the Company's 2027 annual meeting of shareholders;

7.	In accordance with Israeli law, to discuss the Company's audited financial statements for the fiscal year ended December 31, 2025; and

8.	To conduct any other business properly brought before the annual meeting and any adjournment or postponement thereof.

These items of business are more fully described in the accompanying proxy statement.

The record date for the annual meeting is April 29, 2026. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof, either by virtual attendance or by proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on June 22, 2026 at 10:00 a.m., Eastern Time.

The proxy statement and annual report to shareholders are available at www.proxyvote.com.

By Order of the Board of Directors, /s/ Chris Degnan Chris Degnan Chief Financial Officer

Princeton, New Jersey

April 30, 2026

You are cordially invited to attend the annual meeting virtually through a live webcast. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy card, or vote by proxy over the telephone or online as instructed in these proxy materials, as promptly as possible in order to ensure your representation at the annual meeting. Even if you have voted by proxy, you may still vote online at the annual meeting if you virtually attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other intermediary and you wish to vote at the annual meeting, you must obtain a legal proxy issued in your name or your control number from the holder of record.

UROGEN PHARMA LTD.

400 Alexander Park Drive

Princeton, New Jersey 08540

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS

June 22, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (sometimes referred to as the “Board”) of UroGen Pharma Ltd. (sometimes referred to as “we,” “us,” “our,” the “Company” or “UroGen”) is soliciting your proxy to vote at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”), or any adjournments or postponements of the Annual Meeting. You are invited to virtually attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card, or vote by proxy over the telephone or online by following the instructions below.

We intend to mail these proxy materials on or about May 11, 2026 to all shareholders of record at the close of business on April 29, 2026 (the “Record Date”) entitled to vote at the Annual Meeting.

How do I attend, participate in, and ask questions during the Annual Meeting online?

The Annual Meeting will be a virtual meeting of shareholders, which will be conducted solely online via live webcast. You are entitled to attend the Annual Meeting if you are a shareholder of record as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/URGN2026, and enter the 16 digit control number provided on your proxy card or voting instruction form. You will be able to submit questions during the Annual Meeting through www.virtualshareholdermeeting.com/URGN2026. There is no physical location for the Annual Meeting. The meeting will start at 10:00 a.m. Eastern Time on June 22, 2026. Online check-in will start approximately 15 minutes before the meeting. Shareholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

If you hold your shares through an intermediary, such as a bank or broker, you should contact such intermediary well in advance of the Annual Meeting if you have questions about obtaining your Control Number or proxy to vote. You may be required to provide proof of beneficial ownership, such as your most recent account statement as of the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

To help ensure that we have a productive and efficient meeting, and in fairness to all shareholders in attendance, the rules of conduct for the Annual Meeting are as follows:

●	You may submit questions and comments electronically through the meeting portal.

●	Only shareholders of record as of the Record Date and their proxy holders may submit questions or comments.

●	Please include your name and affiliation, if any, when submitting a question or comment.

●	Limit your remarks to one brief question or comment that is relevant to the Annual Meeting.

●	Questions may be grouped by topic by our management.

●

Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

●	Be respectful of your fellow shareholders and Annual Meeting participants.

●	No audio or video recordings of the Annual Meeting are permitted.

What if I cannot find my Control Number?

Please note that if you do not have your Control Number, you will be able to log in as a guest. To view the meeting webcast, visit www.virtualshareholdermeeting.com/URGN2026 and register as a guest. If you log in as a guest, you will not be able to vote your shares or ask questions during the Annual Meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a broker, bank or other intermediary), you will need to contact that broker, bank or other intermediary to obtain your Control Number prior to the Annual Meeting. Beneficial shareholders who did not receive a Control Number from their bank or brokerage firm, who wish to attend the meeting, should follow the instructions from their bank or brokerage firm, including any requirement to obtain a legal proxy. Most brokerage firms or banks allow a shareholder to obtain a legal proxy either online or by mail.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on April 29, 2026 will be entitled to vote at the Annual Meeting. On the Record Date, there were 48,721,701 ordinary shares issued and outstanding. Each ordinary share entitles the holder to one vote with respect to each matter submitted to shareholders at the Annual Meeting.

Shareholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. of 150 Royall Street, Canton, Massachusetts 02021, then you are a shareholder of record.

As a shareholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to ensure your vote is counted by voting by proxy over the telephone or online as instructed below, or vote by proxy using the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Intermediary

If on the Record Date your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar intermediary, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that intermediary. The intermediary holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner of your shares, you have the right to direct your broker, bank or other agent as to how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. You may vote prior to the Annual Meeting by logging in with your Control Number on your proxy card, voting instruction form or in the instructions you received via email at www.proxyvote.com. You may access the meeting and vote at the Annual Meeting by logging in with your Control Number at www.virtualshareholdermeeting.com/URGN2026.

What am I voting on?

This proxy statement describes the proposals on which we would like you, as a shareholder, to vote at the Annual Meeting. This proxy statement provides you with information on the proposals, as well as other information about us, so that you can make an informed decision as to whether and how to vote your shares.

At the Annual Meeting, shareholders will act upon the following six proposals:

Proposal 1

To elect to the Board of Directors the following seven nominees presented by the Board of Directors to hold office until our next annual meeting of shareholders: Arie Belldegrun, M.D.; Elizabeth Barrett; Cynthia M. Butitta; Stuart Holden, M.D.; James A. Robinson, Jr.; Leana S. Wen, M.D., M.Sc.; and Daniel G. Wildman;

Proposal 2	To approve the amendment and restatement of the Articles of Association of the Company (as proposed to be amended and restated, the “Proposed Articles of Association”) to, among other things, tie eligibility for shareholder proposals to the requirements under the Israeli Companies Law, 5759-1999 and the regulations promulgated thereunder (collectively, the “Companies Law”);

Proposal 3	To approve an amendment to the Company’s Amended and Restated Non-Employee Director and Officer Compensation Policy in relation to directors’ and officers’ insurance (the “Compensation Policy Amendment”);

Proposal 4	To approve an amendment to the Company’s 2017 Equity Incentive Plan to increase the number of ordinary shares authorized for issuance under the plan by 1,000,000 shares;

Proposal 5	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement; and

Proposal 6	To approve the engagement of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s auditor until the Company's 2027 annual meeting of shareholders.

What if another matter is properly brought before the Annual Meeting?

As of the date of this proxy statement, our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of your proxyholder (one of the individuals named on your proxy card) to vote on those matters in accordance with their best judgment.

How do I vote?

With respect to each of the matters to be voted on, you may vote “For” or “Against” or abstain from voting.

Shareholder of Record: Shares Registered in Your Name

●

If you are a shareholder of record, you may vote online at the Annual Meeting or vote by proxy in advance of the Annual Meeting over the telephone or online, or by completing, dating, signing and returning the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote at the Annual Meeting even if you have already voted by proxy. To vote during the Annual Meeting, if you are a shareholder of record as of the Record Date, follow the instructions at www.virtualshareholdermeeting.com/URGN2026. You will need to enter the Control Number found on your proxy card.

●	To vote prior to the Annual Meeting, you may vote by proxy by using the enclosed proxy card, by telephone or online, as described below:

●

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and Control Number from the proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 21, 2026 to be counted.

●

To vote online, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the Control Number from the proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on June 21, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Intermediary

If you are a beneficial owner of shares registered in the name of your broker, bank, or other intermediary, you should have received information containing voting instructions from that intermediary rather than from us. To vote prior to the Annual Meeting, simply follow the voting instructions provided by such intermediary to ensure that your vote is counted. You may access and vote during the Annual Meeting by logging in with your Control Number on your proxy card, voting instruction form or instructions you received via email at www.virtualshareholdermeeting.com/URGN2026.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each ordinary share you owned as of the Record Date.

What happens if I do not vote?

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record and do not vote online at the Annual Meeting or vote by proxy over the telephone or online, or by using the enclosed proxy card, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Intermediary

If you are a beneficial owner of shares registered in the name of your broker, bank, or other intermediary (sometimes referred to as shares held in “street name”) and you do not provide instructions how to vote your shares, your broker, bank or other intermediary may still be able to vote your shares in its discretion. Under the rules that govern brokers, brokers, banks and other intermediaries that are subject to such rules, they may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. Proposals 1, 2, 3, 4 and 5 are considered to be non-routine, meaning that your broker, bank or other intermediary may not vote your shares on those proposals in the absence of your voting instructions. Proposal 6 is considered to be a routine matter, meaning that if you do not return voting instructions to your broker, bank or other intermediary, your shares may be voted by such intermediary in its discretion on Proposal 6.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

●

“For” the election to the Board of Directors of the following seven nominees presented by the Board to hold office until our next annual meeting of shareholders: Arie Belldegrun, M.D.; Elizabeth Barrett; Cynthia M. Butitta; Stuart Holden, M.D.; James A. Robinson, Jr.; Leana S. Wen, M.D., M.Sc.; and Daniel G. Wildman.

●	“For” the approval of the Proposed Articles of Association.

●	“For” the approval of the Compensation Policy Amendment.

●	“For” the approval of an amendment to the Company’s 2017 Equity Incentive Plan to increase the number of ordinary shares authorized for issuance under the plan by 1,000,000 shares.

●	“For” the advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement.

●

“For” the approval of the engagement of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditor until the Company's 2027 annual meeting of shareholders.

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies. If we decide to engage a solicitation firm, we expect to pay customary fees not to exceed $15,000 plus out-of-pocket expenses. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Shareholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or online.

●	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at UroGen Pharma Ltd., 400 Alexander Park Drive, 4th Floor, Princeton, New Jersey 08540.

●

You may virtually attend the Annual Meeting and vote online at the meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy over the telephone or online, or by using the enclosed proxy card so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card or telephone or online proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Intermediary

If your shares are held by your broker, bank or other intermediary, you should follow the instructions provided by your broker, bank or other intermediary.

When are shareholder proposals and director nominations due for next year’s annual meeting?

Under the Companies Law, one or more shareholders holding at least 1% of the voting rights in the Company may request that the Board include a matter in the agenda of a general meeting of shareholders to be convened in the future (or 5% if the matter is the appointment or removal of a director), provided that it is appropriate to discuss such a matter at the general meeting. Our current amended and restated articles of association provide that any shareholder holding at least 1% of the outstanding voting rights may make such a request. If approved, shareholder proposals under the Proposed Articles of Association will tie eligibility to submit shareholder proposals to the requirements under the Companies Law. Under the Companies Law, eligible shareholders may be able to present proposals for consideration at the Annual Meeting by submitting their proposals in writing to the Company no later than April 24, 2026, provided that such proposal is appropriate for consideration by shareholders at the meeting.

In addition to the requirements under the Companies Law, our articles of association specify additional procedural requirements for shareholder proposals. Under our articles of association, a proposal must be delivered, either in person or by certified mail, postage prepaid, and received by us, (i) in the case of a general meeting that is an annual meeting, no less than 60 days nor more than 120 days prior to the date of the first anniversary of the preceding year’s annual meeting, provided, however, that, in the event that the date of the annual general meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual general meeting, notice by the proposing shareholder, in order to be timely, must be received no earlier than the close of business 120 days prior to such annual general meeting and no later than the close of business on the later of 90 days prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such annual general meeting is first made, and (ii) in the case of a general meeting that is an extraordinary meeting, no earlier than 120 days prior to such extraordinary general meeting and no later than the close of business on the later of 60 days prior to such extraordinary general meeting or the 10th day following the day on which public announcement of the date of such general meeting is first made, subject to applicable law.

Under our articles of association, any shareholder entitled under applicable law to make a shareholder proposal, as described above, may make such proposal only if a written notice of such shareholder’s intent to make such proposal shall have been given to the Company within the periods set out in the prior paragraph. Each such notice shall set forth: (i) the name and address of the shareholder making the request; (ii) a representation that the shareholder is a holder of shares of the Company entitled to vote at such meeting and intends to appear in person or by virtual attendance, as applicable, or by proxy at the meeting; (iii) a description of all arrangements or understandings between the shareholder and any other person or persons (naming such person or persons) in connection with the subject which is requested to be included in the agenda; (iv) a description of all Derivative Transactions (as defined in our articles of association) by the shareholder during the previous 12 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such transaction; and (v) a declaration that all the information that is required under the Companies Law and any other applicable law to be provided to the Company in connection with such subject, if any, has been provided. Furthermore, the Board, may, in its discretion, to the extent it deems necessary, request that the shareholder provide additional information necessary so as to include a subject in the agenda of a general meeting.

In addition, shareholder proposals may be submitted for inclusion in a proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 14a-8 of the Exchange Act, to be eligible for inclusion in the Company’s proxy materials for the 2027 annual meeting of shareholders, shareholder proposals must be received by the Company no later than January 11, 2027, which is 120 days prior to the 12-month anniversary of the date this proxy statement is first released to shareholders with respect to the Annual Meeting, or if the date of next year’s annual meeting of shareholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the Annual Meeting, a reasonable time before the Company begins to print and send its proxy materials. In addition, Rule 14a-8 proposals must otherwise comply with the requirements of the rule. Additional requirements regarding shareholder proposals submitted for inclusion in the Company’s proxy materials for an annual general meeting of shareholders can be found in the articles of association, which is available as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025, as filed on March 2, 2026. Proposals should be addressed to: UroGen Pharma Ltd., 400 Alexander Park Drive, 4th Floor, Princeton, New Jersey 08540, Attention: Corporate Secretary.

In addition to satisfying the foregoing requirements under our articles of association, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 promulgated under the Exchange Act.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for each proposal, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions and broker non-votes, if any, will have no effect on any proposal.

What are “broker non-votes”?

When a beneficial owner of shares held in “street name” does not give instructions to his or her broker, bank or nominee holding the shares as to how to vote on a non-routine matter, the broker, bank or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposals 1, 2, 3, 4 and 5 are considered to be non-routine and we therefore, expect broker non-votes to exist in connection with those proposals.

As a reminder, if you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker or nominee holding the shares by the deadline provided in the materials you receive from your broker or nominee.

How many votes are needed to approve each proposal?

On each proposal to be voted upon, shareholders have one vote for each ordinary share owned as of the Record Date. Votes will be counted by the inspector of election. The following table summarizes vote requirements and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1

The election to the Board of Directors of the following seven nominees presented by the Board: Arie Belldegrun, M.D.; Elizabeth Barrett; Cynthia M. Butitta; Stuart Holden, M.D.; James A. Robinson, Jr.; Leana S. Wen, M.D., M.Sc.; and Daniel G. Wildman.

		FOR votes from the holders of a majority of shares present by virtual attendance or represented by proxy and voting on the election of directors.	None	None

2	To approve the Proposed Articles of Association.	FOR votes from the holders of a majority of shares present by virtual attendance or represented by proxy and voting on the matter.	None	None

3	To approve the Compensation Policy Amendment.	FOR votes from the holders of a majority of shares present by virtual attendance or represented by proxy and voting on the matter, provided that certain conditions, as described below, are met.	None	None

4	To approve an amendment to the Company’s 2017 Equity Incentive Plan to increase the number of ordinary shares authorized for issuance under the plan by 1,000,000 shares.	FOR votes from the holders of a majority of shares present by virtual attendance or represented by proxy and voting on the matter.	None	None

5	Advisory approval of the compensation of the Company’s named executive officers.	FOR votes from the holders of a majority of shares present by virtual attendance or represented by proxy and voting on the matter.	None	None

6	To approve the engagement of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditor until the Company's 2027 annual meeting of shareholders.	FOR votes from the holders of a majority of shares present by virtual attendance or represented by proxy and voting on the matter.	None	Not applicable(1)

(1)

This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in “street name” and do not provide voting instructions to your broker, bank or other intermediary that holds your shares, your broker, bank or other intermediary has discretionary authority to vote your shares on this proposal.

Under the Companies Law, the approval of Proposal 3 requires the affirmative vote of the holders of the majority of the ordinary shares present in person (i.e., by virtual attendance) or represented by proxy and voting at the Annual Meeting on such proposal, excluding abstentions, provided that either: (i) such majority includes a majority of the ordinary shares voted by shareholders who are not “controlling shareholders” and who do not have a “personal interest” in the resolution under Proposal 3; or (ii) the total number of ordinary shares of shareholders who are not controlling shareholders and who do not have a personal interest in the resolution under Proposal 3 who voted against the resolution does not exceed 2% of the voting rights of the Company.

Under the Companies Law, the term “controlling shareholder” means a shareholder who has the ability to direct the activities of the Company, other than by virtue of being an Office Holder (as such term is defined in the Companies Law). A shareholder is presumed to be a controlling shareholder if the shareholder holds 50% or more of the voting rights in the Company or has the right to appoint 50% or more of the directors of the Company or its chief executive officer (referred to in the Companies Law as the general manager). As of the date hereof, the Company is not aware of any shareholder who would be considered a controlling shareholder of the Company under the Companies Law for the purposes of the above-described special majority requirement for the approval of Proposal 3.

Under the Companies Law, a “personal interest” of a shareholder is defined as such shareholder’s personal interest in an act or a transaction of the Company, including (i) a personal interest of such shareholder’s relative, and (ii) a personal interest of a corporate body in which such shareholder or any of his or her relatives serves as a director or the chief executive officer, owns at least 5% of its issued share capital or its voting rights, or has the right to appoint a director or the chief executive officer, but excluding a personal interest arising solely from the holding of shares in the Company. A personal interest also includes the personal interest of a proxy holder voting shares, even if the proxy giver does not have a personal interest in the matter, and the personal interest of the proxy giver, whether or not the person voting the shares has discretion.

Under the Companies Law, the term “relative” means a spouse, sibling, parent, grandparent or descendant and the spouse’s sibling, parent or descendant; and the spouse of each of the foregoing persons.

Under the Companies Law, a voting shareholder is required to notify the Company whether or not such shareholder is a controlling shareholder or has a “personal interest” in the resolution under Proposal 3. Each shareholder voting by means of the enclosed proxy card or a voting instruction form, or via telephone or online, will be deemed to have confirmed that such shareholder is not a controlling shareholder and does not have a personal interest in the resolution. If you are a controlling shareholder or a shareholder who has a personal interest in the resolution, prior to voting, you should contact: Vincent Perrone at vincent.perrone@urogen.com. If you hold your shares in “street name” through a broker, bank or other intermediary and you are a controlling shareholder or have a personal interest in the resolution, you should notify the Company as stated above, and, in addition, you should advise your broker, bank or other intermediary of that status, and they in turn should notify the Company as described in the preceding sentence.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid annual meeting. A quorum will be present if at least two (2) shareholders who hold, in the aggregate, at least thirty-three and one-third percent (33 1/3%) of the voting rights in the Company are present at the Annual Meeting via virtual attendance or represented by proxy. On the Record Date, there were 48,721,701 shares outstanding and entitled to vote. Thus, the holders of at least 16,240,567 shares must be present via virtual attendance or represented by proxy at the Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other intermediary) or if you vote online at the Annual Meeting. If within half an hour from the time appointed for the Annual Meeting a quorum is not present, the meeting shall stand adjourned to the same day in the next week, at the same time and place. Abstentions and broker non-votes will be treated as neither a vote “for” nor “against” any matter, although they will be counted in determining whether a quorum is present.

How can I find out the Annual Meeting voting results?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE

Board Leadership Structure

Our Board has an independent Chair, Arie Belldegrun, M.D., who has authority, among other things, to preside over Board meetings, and shall have such powers and duties as may from time to time be assigned by the Board. Accordingly, the Chair has substantial ability to shape the work of the Board. We believe that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in our best interests and those of our shareholders. As a result, we believe that having an independent Chair can enhance the effectiveness of our Board as a whole.

Board Diversity

While we do not have a formal diversity policy in place, our Board monitors the mix of skills and experience of its directors to help ensure it has the necessary tools to perform its oversight function effectively. Our Board values diversity of viewpoints, backgrounds, and experiences, and believes such diversity is important in the selection of directors in order to enhance cognitive diversity and ensure quality of dialogue in the boardroom. Three of our directors are diverse by gender (3 directors) or race (1 director).

Independence of the Board of Directors

Applicable Nasdaq rules require a majority of a listed company’s directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Corporate Governance Committees be independent and that Audit Committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. The Board consults with the Company’s counsel to ensure that the Board’s independence determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, the Board has determined that all of our directors, except Ms. Barrett, are independent directors, as defined under applicable Nasdaq listing standards. In making such determination, our Board considered the relationships that each non-employee director has with the Company and all other facts and circumstances that our Board deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director.

There are no family relationships among any of our directors or executive officers.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee is also responsible for overseeing our cybersecurity risk management processes, including oversight of risks from cybersecurity threats. The Compliance Committee is responsible for overseeing our implementation of compliance programs, policies and procedures that are designed to respond to the various compliance, legal and regulatory risks we may face, as well as making recommendations to the Board regarding compliance with such legal and regulatory risks. The Compliance Committee also assists the Audit Committee in fulfilling its oversight responsibility for the Company’s risk assessment and risk management activities relating to the integrity of our financial statements and is responsible for assisting our compliance officer in fulfilling his/her responsibilities. Our Compensation Committee monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices and policies. Both the Board as a whole and the various standing committees receive periodic reports from the standing committees, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

Insider Trading Policy; Hedging Policy*

We have adopted an insider trading policy (“Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, and other employees of the Company that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our Insider Trading Policy is filed as an exhibit to the Form 10-K for our fiscal year ended December 31, 2025. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.

Our Insider Trading Policy prohibits our directors, officers and employees, and generally any entities or family members of such individuals whose trading activities are controlled or influenced by any such persons, from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts or other inherently speculative transactions with respect to our equity securities, which protects against short-term decision making.

* The “Hedging Policy” disclosure is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Meetings of the Board of Directors

The Board met six times in 2025. The Audit Committee met four times in 2025. The Compensation Committee met four times in 2025. The Nominating and Corporate Governance Committee met three times in 2025. The Compliance Committee met four times in 2025. Each Board and committee member attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members, respectively. The Company’s independent directors met four times in regularly scheduled executive sessions in 2025, at which only independent directors were present in compliance with applicable Nasdaq listing standards. Dr. Belldegrun, M.D., the Chair of the Board in 2025, presided over the executive sessions.

Information Regarding our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Compliance Committee

Our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Compliance Committee have authority to engage legal counsel or other experts or consultants, as each deems appropriate to carry out its responsibilities. Our Board has determined that each member of these committees meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

Our Audit Committee consists of Ms. Butitta, Dr. Holden and Dr. Wen. Ms. Butitta serves as Chair of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC") and Nasdaq. Our Board has determined that Ms. Butitta is an “audit committee financial expert” as such term is defined in the applicable SEC rules and has the requisite financial experience as defined by the Nasdaq listing standards. Each of the members of our Audit Committee is “independent” as such term is defined in Rule 10A-3(b)(1) under the Exchange Act and satisfies the independent director requirements under the Nasdaq listing standards, including the standards specific to members of an audit committee.

Our Audit Committee charter sets forth the responsibilities of the Audit Committee consistent with the rules and regulations of the SEC and the Nasdaq listing standards, as well as the requirements for such committee under the Companies Law, including the following:

●

oversight of our independent registered public accounting firm and recommending the engagement, compensation or termination of engagement of our independent registered public accounting firm to the Board in accordance with Israeli law;

●	recommending the engagement or termination of the person filling the office of our internal auditor; and

●	recommending the terms of audit and non-audit services provided by the independent registered public accounting firm for pre-approval by our Board.

Our Audit Committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by pre-approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal control over financial reporting. Our Audit Committee also oversees the audit efforts of our independent accountants and takes those actions that it deems necessary to satisfy itself that the auditors are independent of management.

The Audit Committee is also responsible for overseeing our cybersecurity risk management processes, including oversight of risks from cybersecurity threats.

We believe that the composition and functioning of our Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

A copy of our Audit Committee charter is available for review on the “Investors – Governance” page of our website www.urogen.com.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Cynthia M. Butitta, Chair

Stuart Holden, M.D.

Leana S. Wen, M.D., M.Sc.

*The material in this proxy statement is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our Compensation Committee consists of Dr. Belldegrun and Mr. Wildman. Mr. Wildman serves as Chair of the Compensation Committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a compensation committee.

The Compensation Committee is responsible for (i) recommending the compensation policy to our Board for its approval (and subsequent approval by our shareholders) and (ii) duties related to the compensation policy and to the compensation of our office holders, including:

●	recommending whether a compensation policy should continue in effect;

●	recommending to the Board periodic updates to the compensation policy;

●	assessing implementation of the compensation policy;

●	determining whether to approve the terms of compensation of certain office holders which, according to the Companies Law, require the committee’s approval; and

●	determining whether the compensation terms of a candidate for the position of the chief executive officer of the Company needs to be brought to approval of the shareholders.

Our Compensation Committee charter sets forth the responsibilities of the Compensation Committee, which include:

●	the responsibilities set forth in the compensation policy;

●	reviewing and approving the granting of options and other incentive awards to the extent such authority is delegated by our Board; and

●	reviewing, evaluating and making recommendations regarding the compensation and benefits for our non-employee directors.

We believe that the composition and functioning of our Compensation Committee complies with all SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

A copy of our Compensation Committee charter is available for review on the “Investors – Governance” page of our website www.urogen.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. Robinson and Dr. Wen. Dr. Wen serves as Chair of the Nominating and Corporate Governance Committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a nominating and corporate governance committee.

Our Nominating and Corporate Governance Committee is responsible for:

●	overseeing our corporate governance functions on behalf of the Board;

●	making recommendations to the Board regarding corporate governance issues;

●	identifying and evaluating candidates to serve as our directors consistent with the criteria approved by the Board;

●	reviewing and evaluating the performance of the Board;

●	serving as a focal point for communication between director candidates, non-committee directors and our management;

●	selecting or recommending to the Board for selection candidates to the Board; and

●	making other recommendations to the Board regarding affairs relating to our directors.

The Nominating and Corporate Governance Committee does not intend to alter the way it evaluates candidates, based on whether or not the candidate was recommended by a shareholder. The Nominating and Corporate Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

The Nominating and Corporate Governance Committee believes that the candidates for director, both individually and collectively, have the integrity, experience, judgment, commitment (including having sufficient time to devote to us and level of participation), skills, diversity, and expertise appropriate for us. In assessing the directors, both individually and collectively, the Nominating and Corporate Governance Committee considers our current needs and the needs of the Board, to maintain a balance of diversity of thought, knowledge, experience, capability, skills, viewpoints, and backgrounds. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders.

We believe that the composition and functioning of our Nominating and Corporate Governance Committee complies with all SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

A copy of our Nominating and Corporate Governance Committee charter is available for review on the “Investors – Governance” page of our website, www.urogen.com.

Compliance Committee

Our Compliance Committee consists of Dr. Holden, Mr. Robinson and Mr. Wildman, with Mr. Robinson serving as Chair of the committee. The Compliance Committee is responsible for the oversight of our non-financial compliance matters, including our overall compliance programs and their effectiveness, compliance policies and procedures, significant legal or regulatory compliance exposures of a compliance nature and material reports to or inquiries from government or regulatory agencies relating to compliance matters. The Compliance Committee charter sets forth the responsibilities of the Compliance Committee, which includes:

●	overseeing our implementation of compliance programs, policies and procedures that are designed to respond to the various compliance, legal and regulatory risks facing us;

●	making recommendations to the Board regarding compliance with such legal and regulatory risks;

●

assisting the Audit Committee as needed in fulfilling the Audit Committee’s oversight responsibility for our risk assessment and risk management activities relating to the integrity of our financial statements;

●	assisting our compliance officer in fulfilling his/her responsibilities; and

●	performing any other duties as directed by the Board.

Our Values

Environmental, Social & Corporate Governance (“ESG”) Practices

We are strongly committed to progress on ESG matters. As a company, we are committed to continued sustainable business operations, thoughtful social responsibility initiatives and maintaining governance structures that promote effective oversight. Our Board oversees and advises our management of our strategy, initiatives, risks, opportunities and reporting on ESG matters.

Environment

Sustainability and Environmental Risk Management

We understand our responsibility in operating our business in a sustainable manner. Just as we strive to understand and minimize the impact our business has on the environment; we have also committed to understanding and identifying the risks that climate change poses to our business. For example, as we continue to face the risk of disruptions caused by climate related events, we have evaluated the sufficiency of our physical distribution network, establishing distribution points and warehouses with our business partners to ensure our ability to deliver our products to patients.

Supply Chain

Our efforts also include developing and maintaining relationships with suppliers with a common focus on sustainability. Our business involves the use of hazardous materials and we and our third-party manufacturers and suppliers must comply with environmental laws and regulations. Our third-party subcontractors’ and suppliers’ activities involve the controlled storage, use, transportation and disposal of hazardous materials owned by us, including mitomycin, key components of our products and product candidates, and other hazardous compounds. As such, we engage with partners and suppliers with a framework for minimizing the environmental impact of their business, as well as their vulnerability to ongoing environmental and climate events. For example, our supplier for mitomycin contained in our approved products Jelmyto® and Zusduri™, has ISO 14001 certification for its environmental management system aligning to ISO best practices.

Community

Access to Care

Our mission is to build novel solutions to treat specialty cancers and urologic diseases because patients deserve better options. Our inventive approach combines innovative technology with new perspectives on traditional therapy to deliver breakthrough treatments.

We are committed to helping patients access our products Jelmyto and Zusduri. Our market access teams have laid the foundation for coverage and reimbursement, meeting multiple times with payors, and to date, the majority of large commercial plans have policies in place. Although Jelmyto has received Orphan Drug Designation from the FDA, it is offered under the 340b Drug Pricing Program to allow more patients the ability to access this treatment. Likewise, Zusduri is also offered under the 340b Drug Pricing Program. We also offer financial aid programs for eligible patients who have been prescribed Jelmyto and Zusduri and who need help managing the cost of treatment. For example, patients with commercial health insurance may qualify for the UroGen Support™ Copay Program in which patients will pay as little as $50 per dose of Jelmyto and Zusduri for the cost of the drug. Additionally, patients without insurance may qualify for the UroGen Support Patient Assistance Program.

Additionally, we have entered into an arrangement with the Tanner Pharma Group ("Tanner"), a global provider of integrated specialty access solutions to launch named patient programs in select countries where Jelmyto is not commercially available. These named patient programs provide physicians with an appropriate mechanism to legally and ethically prescribe Jelmyto prior to its commercial availability.

Inclusivity

We strive to include perspectives from all walks of life, regardless of race, ethnicity, gender identity, sexual orientation, age, religion or disability. We believe our spectrum of backgrounds, identities, and abilities is what makes us stronger.

With over 290 employees worldwide, we firmly believe every member of our team deserves to have their voice heard. We ensure transparency through an open-door policy and bringing together diverse perspectives from around our Company to build cross-departmental connection and collaboration.

Governance

Ethics and Compliance

As important as our mission, is how we conduct ourselves every day striving to achieve that mission on behalf of the patients that we collectively serve. That is why we are committed to conducting all aspects of our business consistent with the highest ethical standards and applicable laws and regulations that govern our industry, including and not limited to:

- Anti-kickback laws

- Medicare, Medicaid and the Medicaid Best Price Law

- Food, Drug, and Cosmetic Act and its implementing regulations

- The Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals

- The Office of Inspector General Compliance Program Guidance for Pharmaceutical Manufacturers

As part of this commitment, we have adopted a Comprehensive Compliance Program (“CCP”) that is designed to prevent, detect and resolve potential compliance issues. Our CCP is designed to effectuate the principles and framework set forth in the “Compliance Program Guidance for Pharmaceutical Manufacturers” published by the U.S. Department of Health and Human Services Office of Inspector General in 2003 and the Pharmaceutical Research Manufacturers of America’s “Code on Interactions with Healthcare Professionals.” More information about our ethics and compliance program can be found at the “Who We Are” section of our website.

We have adopted a Corporate Code of Ethics and Conduct (the “Code of Conduct”) applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at www.urogen.com. Our Audit Committee is responsible for monitoring the implementation of the Code of Conduct and must approve any material changes to or waivers of the Code of Conduct regarding our directors or executive officers, and disclosures made in the Company’s annual report in such regard. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of the applicable stock exchange concerning any amendments to, or waivers from, any provision of the Code of Conduct.

Our Approach to Shareholder Engagement

We understand that engaging with our shareholders is a critical component of our overall governance strategy. Our approach is guided by our commitment to accountability, transparency, and responsiveness to our investors’ needs and interests. We recognize that our shareholders play a critical role in our success and take their views seriously. Members of our management team and our Board regularly engage with many of our largest shareholders throughout the year to better understand their concerns, priorities and expectations. Our process for shareholder outreach and engagement occurs throughout the year. We hold an Annual General Meeting each year to provide our shareholders with an opportunity to meet with management and our board of directors, ask questions, and provide feedback on our business, commercial and development strategy. Following our Annual General Meeting, we review the voting results as well as reports published by Institutional Shareholder Services and Glass Lewis to gain an initial understanding of areas of focus. We reach out to shareholders to invite feedback and discussion to ensure an understanding of the areas of greatest interest to our shareholders. Beginning in January 2025, we actively sought feedback from investors representing over 80% of the Company’s total outstanding shares on issues such as executive compensation and governance to better inform our disclosures and address shareholder feedback. In addition, we conduct regular proactive outreach and accept inbound requests throughout the year, offering shareholders time with management, including but not limited to regular corporate updates and 1x1 meetings, reporting of quarterly financial results and operational updates, and presenting and meeting with shareholders at multiple industry and banking conferences. Over the 2025-2026 cycle, areas of particular shareholder interest included the following:

●	Capital structure and ongoing capital requirements;

●	Commercial launch and ongoing commercialization of the Company’s products, Jelmyto and Zusduri;

●	Advancement of the Company’s pipeline including next generation mitomycin formulations (UGN-103 and UGN-104) and UGN-501; and

●	Competitive landscape in non-muscle invasive bladder cancer and low-grade upper tract urothelial cancer.

Shareholder Communications with the Board

The Board expects that the views of our shareholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses be provided to shareholders on a timely basis. Shareholders wishing to formally communicate with the Board, any committee of the Board, the independent directors as a group or any individual director may send communications directly to us at UroGen Pharma Ltd. 400 Alexander Park Drive, 4th Floor, Princeton, New Jersey 08540, Attention: Corporate Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) shareholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of seven directors. There are seven nominees for director this year, consisting of the following incumbent directors: Arie Belldegrun, M.D.; Elizabeth Barrett; Cynthia M. Butitta; Stuart Holden, M.D.; James A. Robinson, Jr.; Leana S. Wen, M.D., M.Sc.; and Daniel G. Wildman. Each director to be elected and qualified will hold office until our next annual meeting of shareholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of the Company who was previously elected by the shareholders. It is the Company’s policy to invite director nominees to attend each annual meeting of shareholders. Three of our directors then serving on our Board attended the 2025 annual meeting of shareholders.

Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s seven nominees.

Each of the directors nominated by the Board has consented to serving as a nominee, being named in this proxy statement, and serving on the Board if elected. Each director elected at the Annual Meeting will be elected to serve until our next annual meeting of shareholders. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders may vote for any nominee designated by the present Board to fill the vacancy. The Company’s management has no reason to believe that any nominee will be unable to serve.

Nominees for Election

Our Nominating and Corporate Governance Committee and our Board seek to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, our Board has identified and evaluated nominees in the broader context of our Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that our Board views as critical to effective functioning of our Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that qualify such person to serve on our Board.

Name	Age	Position Held With the Company
Arie Belldegrun, M.D.	76	Chair of the Board
Elizabeth Barrett	63	President, Chief Executive Officer and Director
Cynthia M. Butitta	71	Director
Stuart Holden, M.D.	83	Director
James A. Robinson, Jr.	56	Director
Leana S. Wen, M.D., M.Sc.	43	Director
Daniel G. Wildman	69	Director

Arie Belldegrun, M.D. has served as our Chair of the Board since December 2012. Dr. Belldegrun is a co-founder of Allogene Therapeutics, a public biopharmaceutical company, and has served as Executive Chairman of its board of directors since November 2017. From March 2014 until October 2017, Dr. Belldegrun served as the President and Chief Executive Officer of Kite Pharma, Inc. and as a member of its board of directors from June 2009 until October 2017. He was also a Director of Gingko Bioworks (from September 2021 to November 2024) and Chairman of Kronos Bio, Inc. (November 2017 to June 2025). Dr. Belldegrun currently serves as Chairman of Bellco Capital LLC (since 2004); Chairman and Partner of Two River (since June 2009); Co-chairman of Breakthrough Properties LLC and Breakthrough Services, L.L.C. (since April 2019); Co-chairman of Symbiotic Capital (since June 2023); and Director of ByHeart, Inc. (since October 2019). Dr. Belldegrun is also Senior Managing Director of Vida Ventures, LLC (since November 2017). Dr. Belldegrun is a Research Professor, holds the Roy and Carol Doumani Chair in Urologic Oncology, and is Founder and Director of the UCLA Institute of Urologic Oncology at the David Geffen School of Medicine at UCLA. Prior to joining UCLA, Dr. Belldegrun was at the National Cancer Institute/NIH as a research fellow in surgical oncology and immunotherapy under Dr. Steven A. Rosenberg. He completed his M.D. at the Hebrew University Hadassah Medical School in Jerusalem, his post-graduate studies in Immunology at the Weizmann Institute of Science, and his residency in urologic surgery at Harvard Medical School. He has authored several books on oncology and more than 500 scientific and medical papers related to urological cancers, immunotherapy, gene therapy and cancer vaccines. He is certified by the American Board of Urology and the American Association of Genitourinary Surgeons. Our Board believes Dr. Belldegrun’s business and medical knowledge and experience qualify him to serve on our Board.

Elizabeth Barrett has served as our President and Chief Executive Officer and as a director since January 2019. Prior to joining UroGen, Ms. Barrett served as the Chief Executive Officer of Novartis Oncology and a member of the Novartis Executive Committee since February 2018. Prior to Novartis, Ms. Barrett served at Pfizer Inc. in various leadership capacities, most recently as the Global President of Oncology and, before that, as President of Global Innovative Pharma for Europe, President of the Specialty Care Business Unit for North America, and Regional President of United States Oncology. Prior to Pfizer, Ms. Barrett was Vice President and General Manager of the Oncology Business Unit at Cephalon Inc. Ms. Barrett received an M.B.A. degree in Business Administration-Marketing from Saint Joseph’s University and a B.S. from the University of Louisiana. Ms. Barrett also served on the board of directors of Sage Therapeutics, Inc. (2019-2025) and currently serves on the board of directors of Allogene Therapeutics, Inc. (since 2021). Our Board believes Ms. Barrett’s service as our Chief Executive Officer and her leadership of both large organizations and growing businesses qualify her to serve on our Board.

Cynthia M. Butitta has served as our director since October 2017. Ms. Butitta served as Chief Financial Officer of Kite Pharma, Inc. from January 2014 to May 2016 and as its Chief Operating Officer from March 2014 to September 2017. From May 2011 to December 2012, she was Senior Vice President and Chief Financial Officer at NextWave Pharmaceuticals Inc., a specialty pharmaceutical company. Prior to that, Ms. Butitta served as Chief Operating Officer of Telik, Inc., a biopharmaceutical company, from March 2001 to December 2010 and as its Chief Financial Officer from August 1998 to December 2010. Ms. Butitta also served as Principal Accounting Officer of Telik, Inc. until December 2010. She has served as a Director of Autolus, Ltd., a biotechnology company, since March 2018; a board member of Olema Oncology since August 2020 and Century Therapeutics, Inc. from February 2021 to August 2025. Ms. Butitta received her B.S. degree with honors in Business and Accounting from Edgewood College in Madison, Wisconsin and her M.B.A. degree in Finance from the University of Wisconsin-Madison. Our Board believes Ms. Butitta’s financial knowledge and experience qualify her to serve on our Board.

Stuart Holden, M.D. has served as our director since December 2015. Dr. Holden has been the Chair of ProQuest Investments’ Scientific Advisory Board since it was founded in 1998. Since May 2014, Dr. Holden has served as a member of the UCLA faculty as a Health Sciences Clinical Professor of Urology, Spielberg Family Chair in Urologic Oncology, in the Department of Urology at the UCLA David Geffen School of Medicine and Associate Director of the UCLA Institute of Urologic Oncology. Dr. Holden has worked in the field of prostate cancer for more than 36 years. Dr. Holden also serves as Medical Director of the Prostate Cancer Foundation since the foundation’s inception in 1993. Dr. Holden was the director of the Louis Warschaw Prostate Cancer Center at Cedars-Sinai Medical Center and the first holder of the Warschaw, Robertson, Law Families Chair in Prostate Cancer. Dr. Holden has served as a member of the board of directors of Telormedix SA from 2008 to 2017 and served as a member of the board of directors of Acurian, Inc. from 1999 through 2014. Dr. Holden also served on the Board of the American College of Medical Informatics from 1999 through 2006 and is currently on the board of Clarus Therapeutics, Inc. In addition, he was a founding partner at Tower Urology in Los Angeles. Dr. Holden received a B.S. degree from the University of Wisconsin-Madison and completed his medical degree and received his surgical training at Weill Cornell Medical College and the New York Hospital-Cornell University Medical College. He completed his urology residency at Emory University School of Medicine and fellowships in urology and developmental genetics at Memorial Sloan-Kettering Cancer Center. He also was awarded a clinical fellowship from the American Cancer Society. Our Board believes Dr. Holden’s medical knowledge and experience qualify him to serve on our Board.

James A. Robinson, Jr. has served as our director since July 2023. Mr. Robinson currently serves as the President, Chief Executive Officer and member of the board directors of A2 Biotherapeutics, Inc. Prior to this role, he served as the Chief Executive Officer of Urovant Sciences, Inc. from March 2020 through June 2023 and has served as a member of Urovant’s board of directors from March 2019 through June 2023. Prior to Urovant Sciences, Mr. Robinson held the position of President and Chief Operating Officer at Paragon Biosciences, where he oversaw Paragon’s operations from April 2019 to March 2020. Previously, Mr. Robinson served as the President and Chief Operating Officer of Alkermes, where he was responsible for global commercial, new product planning, corporate planning, manufacturing, quality, human resources and business development functions. Prior to Alkermes, Mr. Robinson spent over twelve years at Astellas U.S., most recently as President, Americas Operations, where his responsibilities included all aspects of operations for North and South America. Prior to that, he was President of Astellas Pharma US, where he was responsible for leading the U.S. commercial organization. Prior to Astellas, Mr. Robinson spent thirteen years at Schering-Plough Pharmaceuticals, where his last role was Vice President, Hepatitis Sales and Managed Care. Mr. Robinson currently serves as an advisor to BridgeBio Pharma, Inc. and on the board of directors of Eledon Pharmaceuticals, Inc., a public biotechnology company, and Petauri Health, a private healthcare service company. Previously, Mr. Robinson served on the board of directors of Neos Therapeutics, Inc. prior to its acquisition by Aytu Biopharma, Inc. as well as the board of directors of Applied Genetic Technologies Corporation until its acquisition by Syncona LTD in November 2022. He also previously served on the board of directors of the Pharmaceutical Research and Manufacturers of America ("PhRMA") and served as Chairman of PhRMA’s State Committee. He is a founding member of MATTER. Mr. Robinson received a Bachelor of Science degree from DePaul University. Our Board believes Mr. Robinson’s broad business leadership experience, including his experience as an executive of commercial organizations, qualifies him to serve on our Board.

Leana S. Wen, M.D., M.Sc. has served as our director since August 2022. Dr. Wen is an emergency physician and has served as a faculty member at the George Washington University since September 2019. She has been a contributing columnist for The Washington Post since June 2020, writing on health policy and public health, and a health and medical expert for CNN since August 2020. From January 2015 to October 2018, she was the health commissioner for the city of Baltimore, where she led the nation’s oldest continuously operating health department to combat the opioid epidemic and improve maternal and child health. From 2013 to 2015, Dr. Wen served as director of patient-centered care research in the department of emergency medicine at George Washington University, and authored a critically-acclaimed book on patient advocacy. She is currently on the board of the Bipartisan Policy Center and the Baltimore Community Foundation, and chairs the advisory board of the Behavioral Health Group. She has also been a global health fellow at the World Health Organization, a consultant with the China Medical Board, and a nonresident senior fellow at the Brookings Institution. Dr. Wen also served as the President of Planned Parenthood from 2018 through 2019. She has been a member of more than ten nonprofit boards, including serving as the chair of Behavioral Health System Baltimore. Dr. Wen has also served on the board of directors of Glaukos Corporation since March 2021 and also serves on its audit committee. Dr. Wen’s work has been recognized by numerous professional organizations, including as one of Modern Healthcare’s Top 50 Physician-Executives and a member of the Council on Foreign Relationships. In 2019, she was named one of TIME magazine’s 100 Most Influential People and in 2022 as one of Modern Healthcare’s 100 Most Influential People in Healthcare. She holds a B.S. from California State University, Los Angeles, an M.D. from Washington University School of Medicine and two M.Sc.s from the University of Oxford, where she was a Rhodes Scholar. She completed her residency training at Brigham & Women’s Hospital and Massachusetts General Hospital, where she was a clinical fellow at Harvard Medical School. Our Board believes Dr. Wen’s experience as a practicing physician, combined with her extensive experience working in governmental sectors, with innovative health companies, and serving on a public company board and audit committee and on nonprofit boards and foundations qualify her to serve on our Board.

Daniel G. Wildman has served as our director since November 2022. Mr. Wildman is Chairman of the Board of Progenerative Medical, Inc., a pre-commercial company translating clinically proven reduced pressure technology into medical treatments for orthopedic surgeries. He also serves on the board of directors of Nyxoah S.A., Progenerative Medical, Inc. and PanTher Therapeutics, Inc. At Johnson & Johnson, Mr. Wildman led the Digital Surgery Strategy initiative, where he was tasked with developing an integrated strategy for robotic surgery for the company. This strategy directly led to the 2019 acquisition of Auris Health, Inc. Prior to Digital Surgery, Mr. Wildman led Depuy Synthes Spine. In this role, he had overall responsibility for the second-largest spine surgery business in the world ($1.8B). He served in this capacity from August of 2015 to September of 2017, and during this period developed and implemented an integrated turn-around plan for the company. Previously, Mr. Wildman served as Worldwide President of Ethicon Biosurgery, a division of Ethicon, Inc. From 2003 to 2015 he led this global business dedicated to delivering innovative and life-saving solutions to surgeons via development and commercialization of biomaterial, biologic and combination products that changed the standard of care for intraoperative hemostasis. In this role, Mr. Wildman transitioned the company from Advanced Wound Care to Biosurgery through a combination of acquisitions, divestitures, and internal capability development, all focused on development and commercialization of meaningful innovations. The Biosurgery business at Ethicon continues to be one of the fastest growing companies in Johnson & Johnson's portfolio. Prior to Johnson & Johnson, Mr. Wildman spent 10 years with Boston Scientific Corporation in a variety of sales, marketing, operations and strategic planning roles of increasing responsibility. Mr. Wildman is an accomplished global leader. Throughout his career, he has earned a solid reputation for his strategic vision, motivational leadership, innovative technologies, ability to execute and his commitment to people development. Mr. Wildman received a Bachelor of Arts degree in Economics from St. Lawrence University in New York. Our Board believes Mr. Wildman’s business and executive experience qualify him to serve on our Board.

Our Board unanimously recommends
that you vote “FOR” each named nominee.

PROPOSAL 2

TO APPROVE THE PROPOSED Articles of association

Background

On March 19, 2026, our Board approved amending and restating the Articles of Association of the Company in the form attached hereto as Appendix A-1 to, among other things, tie eligibility for shareholder proposals to the requirements under the Companies Law.

Prior to March 2024, the Companies Law provided that one or more shareholders holding at least 1% of the voting rights in a company may request that the Board include a matter on the agenda of a general meeting of shareholders to be convened in the future, which is reflected in our existing Articles of Association (the “Existing Articles”). Under an amendment to regulations under the Companies Law that became effective in March 2024, for companies whose shares are listed for trade on an exchange outside of Israel such as us, a request that the Board include the appointment or removal of a director as a matter on the agenda of a general meeting of shareholders to be convened in the future requires that shareholders hold at least 5% of the voting rights in a company. As proposed to be amended and restated, among other things, the  Proposed Articles of Association tie the right to request that a matter be included on the agenda of a shareholder meeting to the eligibility requirements under the Companies Law. This change also ensures that our Articles of Association remain consistent with any future changes to the Companies Law governing similar eligibility requirements.

The Proposed Articles of Association also make several other conforming and technical amendments and clarifications, including, but not limited to:

●	Clarifying that our Board has authority to issue, in addition to options and warrants, “other securities” for the purchase of shares of the Company.

●

The Proposed Articles of Association specify that no business shall be conducted at a shareholder meeting unless a quorum is present when the meeting proceeds to business, replacing the current formulation under the Existing Articles that requires a quorum at the time of voting on each resolution.

●

The Existing Articles provide that our Board may dismiss our Chief Executive Officer, subject to any contract between our Chief Executive Officer and the Company. The Proposed Articles of Association remove this qualification, reflecting that while the Company may have contractual obligations to a departing Chief Executive Officer, those obligations do not limit our Board's corporate authority to dismiss our Chief Executive Officer.

●	Specifying which officers may only be appointed by our Board, and which officers may be appointed by our Chief Executive Officer.

●

Updating and reorganizing the indemnification, insurance and exculpation provisions for clarity and to reflect current Israeli law, including removing limitations that in any event apply by operation of law to insurance, indemnity, and exculpation and do not need to be expressly restated.

All of the proposed amendments to the Existing Articles are shown in a marked version of the Proposed Articles of Association attached as Appendix A-2 to this proxy statement. The general description of the proposed amendments to the Existing Articles set forth above is qualified in its entirety by reference to the full text of the Proposed Articles of Association.

Proposed Resolution

It is proposed that at the Annual Meeting the following resolution be adopted:

“RESOLVED, that the amendment and restatement of the Articles of Association of UroGen Pharma Ltd., in the form attached as Appendix A-1 to UroGen Pharma Ltd.'s definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, be, and hereby is, approved.”

Our Board unanimously recommends

that you vote “FOR” the foregoing resolution.

PROPOSAL 3

TO APPROVE THE compensation policy AMENDMENT

Background

Under the Companies Law, companies incorporated under the laws of the State of Israel whose shares are listed for trading on a stock exchange or have been offered to the public in or outside of Israel, such as us, are required to adopt a policy governing the compensation of "office holders" (as defined in the Companies Law). Accordingly, we maintain a compensation policy for our non-employee directors and certain officers (the "Compensation Policy"), which our Board and shareholders adopted and approved in 2025. Under Israeli law, director and officer insurance is considered compensation, and therefore we are proposing certain related amendments to the Compensation Policy, as detailed below. On March 19, 2026, our Board, following the recommendation of our Compensation Committee, approved amending Section 2.2.3 of the Compensation Policy in the form attached hereto as Appendix B (the "Compensation Policy Amendment") and our shareholders are being asked to approve the Compensation Policy Amendment at the Annual Meeting.

The Compensation Policy Amendment, inter alia, (i) clarifies that the insurance, exculpation and indemnification arrangements are available to the Company's directors as well as its officers, and to the fullest extent permitted by applicable law, and (ii) specifies that the insurance arrangements (A) shall provide coverage in such amounts as shall be determined by the Compensation Committee and, if required by applicable law, the Board, (B) may include “run-off” or “tail” insurance and Public Offering of Securities Insurance (POSI) or similar insurance and the maximum period for “run-off” or “tail” insurance, and (C) shall be subject to the limitations that (1) the annual premium to be paid by the Company as well as the amount of the deductible for the Company shall be on market terms as of the date of the issuance of the policy and (2) the cost of the policy to the Company shall not have a material impact on the Company's profitability, assets or liabilities.

In recommending and approving the Compensation Policy Amendment, our Board and Compensation Committee considered that it was advisable to have the Compensation Policy clarify and specify the above matters consistent with market practice for Israeli-incorporated publicly traded companies. Under the Companies Law, subject to certain conditions, our Board may adopt the Compensation Policy Amendment even if it is not approved by the shareholders.

Proposed Resolution

It is proposed that at the Annual Meeting the following resolution be adopted:

“RESOLVED, that the amendment to the UroGen Pharma Ltd. Amended and Restated Non-Employee Director and Officer Compensation Policy, in the form attached as Appendix B to UroGen Pharma Ltd.'s definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, be, and hereby is, approved.”

Our Board unanimously recommends

that you vote “FOR” the foregoing resolution.

PROPOSAL 4

TO APPROVE AMENDMENTS TO THE COMPANY’S 2017 EQUITY INCENTIVE PLAN

Background

On March 19, 2026, our Board, following the recommendation of our Compensation Committee, amended the UroGen Pharma Ltd. 2017 Equity Incentive Plan, as amended (the “2017 Plan”), subject to shareholder approval to increase the number of ordinary shares authorized for issuance under the 2017 Plan by 1,000,000 shares. We refer to the 2017 Plan, as amended on March 19, 2026, as the “Amended 2017 Plan” throughout this proxy statement. References in this proposal to our Board include the Compensation Committee of the Board, where applicable.

Why We Are Asking our Shareholders to Approve the Amended 2017 Plan

Currently, we maintain the 2017 Plan to grant stock options, restricted stock units, performance stock units and other stock awards in order to provide long-term incentives to our employees and directors. Approval of the Amended 2017 Plan by our shareholders will allow us to continue to grant stock options, restricted stock unit awards, performance stock units and other stock awards at levels determined appropriate by our Board or Compensation Committee. The Amended 2017 Plan allows us the potential to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees and directors, and to provide long-term incentives that align the interests of our employees and directors with the interests of our shareholders. Our Board believes that the Amended 2017 Plan is an integral part of our long-term compensation philosophy, and the Amended 2017 Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees and directors.

Requested Shares

Subject to adjustment for certain changes in our capitalization, if this Proposal 4 is approved by our shareholders, the aggregate number of ordinary shares that may be issued under the Amended 2017 Plan will not exceed the sum of (i) 1,400,000 shares initially reserved under the 2017 Plan, (ii) 250,167 shares added to the 2017 Plan pursuant to automatic increases pursuant to the provisions of the 2017 Plan, (iii) 1,900,000 shares added to the 2017 Plan in August 2018 pursuant to the approval of the Board and our shareholders, (iv) 400,000 shares added to the 2017 Plan in April 2020 pursuant to the approval of the Board and our shareholders, (v) 400,000 added to the 2017 Plan in March 2021 pursuant to the approval of the Board and subsequently approved by our shareholders on June 7, 2021, (vi) 400,000 shares added to the 2017 Plan in March 2022 pursuant to the approval of the Board and subsequently approved by our shareholders on June 8, 2022, (vii) 450,000 shares added to the 2017 Plan in July 2023 pursuant to approval of the Board and subsequently approved by our shareholders on September 7, 2023, (viii) 800,000 shares approved by the Board on June 14, 2024 and subsequently approved by our shareholders on August 6, 2024, (ix) 2,750,000 shares approved by the Board on June 30, 2025 and subsequently approved by our shareholders on August 26, 2025 and (x) 1,000,000 shares newly requested shares approved by the Board on March 19, 2026.

We are hereby informing the SEC that, if the shareholders approve the Amended 2017 Plan, we intend to register the additional 1,000,000 shares that become authorized for issuance thereunder under a Registration Statement on Form S-8 prior to the end of 2026.

Why We Believe It’s Important to Vote to Approve the Amended 2017 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

Our Board believes that our future success depends, in large part, on our ability to maintain a competitive position in retaining and motivating our overall employee base and key talent, including senior leadership. The Board believes that the issuance of equity awards is a key element underlying our ability to retain and motivate our employee base and key talent, including senior leadership, and aligns the longer-term interests of such personnel with those of our shareholders. The Amended 2017 Plan will allow us to continue to provide performance-based incentives to our eligible employees. Therefore, the Board believes that the Amended 2017 Plan is in the best interests of the Company and its shareholders and recommends a vote in favor of this Proposal 4.

The Size of Our Share Reserve Request Is Reasonable

As of March 31, 2026, we had 1,888,694 shares available for grant under the 2017 Plan. If the Amended 2017 Plan is approved by our shareholders, we will have an additional 1,000,000 shares available for grant after the Annual Meeting. We anticipate this to be a pool of shares necessary to provide a predictable amount of equity for retaining and motivating our employee base and key talent, including senior leadership. The size of our request is also reasonable in light of the equity granted to our employees and directors over the past year. If the Amended 2017 Plan is not approved by our shareholders, the existing 2017 Plan will continue in effect, but we will be limited in the grants that we will be able to make, which could place us in a disadvantageous position as compared with our competitors.

We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable

We continue to believe that equity awards such as stock options and restricted stock unit awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards. However, we recognize that equity awards dilute existing shareholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize shareholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees and senior leadership. The tables below show our responsible overhang and burn rate percentages.

Overhang

The following table provides certain additional information regarding our equity incentive program.

As of March 31, 2026
Total number of ordinary shares subject to outstanding stock options	2,390,854
Weighted-average exercise price of outstanding stock options	$25.42
Weighted-average remaining term of outstanding stock options	4.87 years
Total number of ordinary shares subject to outstanding full value awards	2,965,586
Total number of ordinary shares available for grant under the 2017 Equity Incentive Plan	1,888,694
Total number of shares of ordinary shares available for grant under all other equity incentive plans	164,098

As of April 29, 2026
Total number of ordinary shares outstanding(1)	50,337,223
Per-share closing price of our ordinary shares as reported on Nasdaq Global Market	$23.34(2)

(1) Represents ordinary shares outstanding plus 1,615,522 ordinary shares that are subject to pre-funded warrants that we issued in our private placement financing in July 2023 and in our underwritten public offering in June 2024, which pre-funded warrants are issued and outstanding as of April 29, 2026.

(2) Represents the closing price of our ordinary shares as reported on the Nasdaq Global Market on April 29, 2026.

Burn Rate

The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2023-2025.

	Fiscal Year
	2025	2024	2023
Total number of ordinary shares subject to stock options granted	122,500	238,614	530,000
Total number of ordinary shares subject to time-based full value awards granted	949,570	798,956	754,249
Total number of ordinary shares subject to performance-based full value awards earned	174,376	165,413	100,000
Weighted-average number of ordinary shares outstanding	48,116,098(2)	42,876,737(2)	28,834,303(1)
Burn Rate	2.59%	2.81%	4.80%

(1) Includes the impact of ordinary shares that are subject to pre-funded warrants that we issued in our private placement financing in July 2023.

(2) Includes the impact of ordinary shares that are subject to pre-funded warrants that we issued in our private placement financing in July 2023 and in our underwritten public offering in June 2024.

Key Plan Features

The Amended 2017 Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

●

Repricing is not allowed without shareholder approval. The Amended 2017 Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancelation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our ordinary shares in exchange for cash or other stock awards under the Amended 2017 Plan without prior shareholder approval.

●

Shareholder approval is required for additional shares. The Amended 2017 Plan does not contain an annual “evergreen” provision. The Amended 2017 Plan authorizes a fixed number of shares, so that shareholder approval is required to issue any additional shares, allowing our shareholders to have direct input on our equity compensation programs.

●	No liberal change in control provisions. Our Amended 2017 Plan does not provide for single-trigger acceleration in the event of a change in control transaction.

●

No liberal share recycling provisions. Shares used to pay the exercise price of an award, or to satisfy the tax withholding obligations related to an award, will no longer be available for future grant under the Amended 2017 Plan.

●	No dividends or dividend equivalents on unvested awards. Dividends and dividend equivalents are subject to the same vesting provisions as the award to which they relate.

●

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our ordinary shares on the date the stock option or stock appreciation right is granted.

●

Submission of amendments to the Amended 2017 Plan to shareholders. The Amended 2017 Plan requires shareholder approval for material amendments to the Amended 2017 Plan, including, as noted above, any increase in the number of shares reserved for issuance under the Amended 2017 Plan.

●

Flexibility in designing equity compensation scheme. The Amended 2017 Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, other stock awards and performance cash awards. By providing this flexibility, we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

●

Broad‑based eligibility for equity awards. We grant equity awards to a large portion of our employees. By doing so, we tie our employees’ interests with shareholder interests and motivate our employees to act as owners of the business.

●

Awards subject to forfeiture/clawback. Awards granted under the Amended 2017 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

●

Administration by independent committee. The Amended 2017 Plan will be administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards.

Description of the Amended 2017 Plan

The material features of the Amended 2017 Plan are described below. The following description of the Amended 2017 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2017 Plan. Shareholders are urged to read the actual text of the Amended 2017 Plan in its entirety, which is attached hereto as Appendix C.

General. The Amended 2017 Plan provides for the grant of incentive stock options to our employees and for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards, and other forms of stock awards to our employees, directors and consultants.

Authorized Shares. The maximum number of shares that may be issued under the Amended 2017 Plan is 9,750,167. The maximum number of ordinary shares that may be issued upon the exercise of incentive stock options under the Amended 2017 Plan is 5,600,000. Shares subject to awards granted under the Amended 2017 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the Amended 2017 Plan. Additionally, shares issued pursuant to awards under the Amended 2017 Plan that we repurchase or that are forfeited become available for future grant under the Amended 2017 Plan. However, shares used to pay the exercise price of a stock award, or to satisfy the tax withholding obligations related to a stock award, are no longer available for future grant under the Amended 2017 Plan.

Plan Administration. Our Board, or a duly authorized committee of our Board, administers the Amended 2017 Plan. Our Board may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the Amended 2017 Plan, our Board has the authority to determine the terms of awards, including recipients, the exercise, purchase or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the award and the terms of the award agreements.

Section 162(m) Limits. At such time as necessary for compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), no participant may be granted stock awards covering more than 500,000 of our ordinary shares under the Amended 2017 Plan during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our ordinary shares on the date of grant. Additionally, no participant may be granted in a calendar year a performance stock award covering more than 500,000 of our ordinary shares or a performance cash award having a maximum value in excess of $3.0 million under the Amended 2017 Plan. These limitations were previously included in the 2017 Plan to allow us to grant compensation that would not be subject to the $1,000,000 annual limitation on the income tax deductibility of compensation paid to a covered executive officer imposed by Section 162(m) of the Code. As noted in the section of the "Executive Compensation" portion of this proxy statement entitled “Tax and Accounting Implications,” this exemption from Section 162(m)’s deduction limit for performance-based compensation has generally been repealed, effective for taxable years beginning after December 31, 2017. Despite this change in tax law, we have chosen to retain the limits in the Amended 2017 Plan. The presence of these limits (and other references to 162(m) in the Amended 2017 Plan) should not be taken to mean that the performance-based exemption will be applicable to awards under the Amended 2017 Plan, as it will indeed not be applicable.

Stock Options. Incentive stock options and nonstatutory stock options are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended 2017 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share on the date of grant. Options granted under the Amended 2017 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board, or a duly authorized committee of our Board, and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us or any other form of legal consideration that may be acceptable to our Board, or a duly authorized committee of our Board, and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ceases for any reason, we may receive through a forfeiture condition or a repurchase right any or all of the shares held by the participant that have not vested as of the date the participant terminates service with us.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of a share on the date of grant. A stock appreciation right granted under the Amended 2017 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards. The Amended 2017 Plan permits the grant of performance-based stock and cash awards. Our Compensation Committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our shares. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Amended 2017 Plan, (2) the class and maximum number of shares that may be issued upon the exercise of incentive stock options, (3) the class and maximum number of shares subject to stock awards that can be granted in a calendar year and (4) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.

Transactions. The Amended 2017 Plan provides that in the event of certain specified significant transactions, including: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 50% of our outstanding securities, (3) the consummation of a merger or consolidation where we do not survive the transaction and (4) the consummation of a merger or consolidation where we do survive the transaction but our shares outstanding prior to such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder, the administrator may take one or more of the following actions with respect to such stock awards: (1) arrange for the assumption, continuation or substitution of a stock award by a successor corporation, (2) arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation, (3) accelerate the vesting, in whole or in part, of the stock award and provide for its termination prior to the transaction, (4) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us, (5) cancel or arrange for the cancellation of the stock award prior to the transaction in exchange for a cash payment, if any, determined by the Board or (6) make a payment, in the form determined by the Board, equal to the excess, if any, of the value of the property the participant would have received upon exercise of the awards prior to the transaction over any exercise price payable by the participant in connection with the exercise.

Transferability. A participant may not transfer stock awards under the Amended 2017 Plan other than by will, the laws of descent and distribution or as otherwise provided under the Amended 2017 Plan.

Plan Amendment or Termination. Our Board has the authority to amend, suspend or terminate the Amended 2017 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our shareholders. No incentive stock options may be granted after the tenth anniversary of the date our Board adopted the Amended 2017 Plan. No stock awards may be granted under the Amended 2017 Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Amended 2017 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options

The Amended 2017 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option (“ISO”) (although, in certain circumstances, there may be an item of adjustment included for alternative minimum tax purposes). If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are generally allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of our ordinary shares received over any amount paid by the recipient in exchange for our ordinary shares.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

We may grant under the Amended 2017 Plan stock appreciation rights separate from any other award or in tandem with other awards under the Amended 2017 Plan.

Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations

Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. The exemption from Section 162(m)’s deduction limit for performance-based compensation has generally been repealed, effective for taxable years beginning after December 31, 2017. Our Compensation Committee has reserved the right to grant compensation that is not tax deductible if it determines that doing so will better meet the Company’s goals and objectives. For more information about Section 162(m), please see “Tax and Accounting Implications” in the "Executive Compensation" section.

New Plan Benefits

The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the Amended 2017 Plan. We do not presently have any arrangements, written or otherwise, to issue any of the newly available authorized shares under the Amended 2017 Plan, except as set forth below with respect to non-employee directors. As of March 31, 2026, we had 298 employees, 20 consultants and six non-employee directors who would be eligible to receive grants under the Amended 2017 Plan. Awards granted under the Amended 2017 Plan to our non-employee directors are not subject to set benefits or amounts under the terms of the Amended 2017 Plan itself. For additional information regarding our current compensation program for non-employee directors, please see below in the section entitled “Director Compensation.”

Option Awards Granted Under the 2017 Plan

The following table sets forth, for each of the individuals and various groups indicated, the total number of ordinary shares subject to option awards that have been granted (even if not currently outstanding) under the 2017 Plan as of March 31, 2026.

2017 Equity Incentive Plan

Name and Position	As of March 31, 2026 Number of Shares underlying Option Awards(1)
Elizabeth Barrett, Chief Executive Officer	747,432
Mark Schoenberg, Chief Medical Officer	100,564
Jason Smith, General Counsel and Chief Compliance Officer	153,000
All current executive officers as a group	1,075,138
All current directors who are not executive officers as a group	500,000
Each nominee for election as a director:
Arie Belldegrun, M.D.	130,000
Cynthia M. Butitta	130,000
Elizabeth Barrett	747,432
Stuart Holden, M.D.	90,000
James A. Robinson, Jr.	50,000
Leana S. Wen, M.D., M.Sc.	50,000
Daniel G. Wildman	50,000
Each associate of any executive officers, current directors or director nominees	-
Each other person who received or is to receive 5% of awards	-
All employees, including all current officers who are not executive officers, as a group (2)	3,272,400

(1)	The table above only includes stock options granted and does not include restricted stock awards or performance stock awards granted.
(2)	Amount represents the number of all stock option awards ever granted under the 2017 Plan, including to previous employees and officers who are not executive officers.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes our compensation plans under which our equity securities are authorized for issuance at December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,168,730	$26.64	3,185,216
Equity compensation plans not approved by security holders(1)	252,124(2)	$14.57	240,697
Total	2,420,854	$25.38	3,425,913

(1)

In May 2019, we adopted the UroGen Pharma Ltd. 2019 Inducement Plan (the “Inducement Plan”) without the approval of our security holders. Under the Inducement Plan, the Company was originally authorized to issue up to 900,000 ordinary shares pursuant to awards issued under the Inducement Plan. In December 2021, the Board approved a 300,000 share increase in the reserve of the Inducement Plan. In June 2024, the Board approved a 600,000 share increase in the reserve of the Inducement Plan. Our Inducement Plan provides for the grant of nonstatutory stock options, restricted stock unit awards, and other awards. The only persons eligible to receive awards under our Inducement Plan are individuals who satisfy the standards for inducement grants under Nasdaq Marketplace Rule 5635(c)(4) or 5635(c)(3) and the related guidance under Nasdaq IM 5635-1, including individuals who were not previously an employee or director of the Company or are following a bona fide period of non-employment, in each case as an inducement material to such individual’s agreement to enter into employment with the Company. In addition, awards granted under our Inducement Plan must be approved by either a majority of the Company’s “independent directors” (as such term is defined in Nasdaq Marketplace Rule 5605(a)(2)) or the Compensation Committee, provided such committee comprises solely independent directors. The terms of our Inducement Plan are otherwise substantially similar to our Amended 2017 Plan (including with respect to the treatment of awards upon corporate transactions involving us or certain changes in our capitalization).

(2)

As of December 31, 2025, options to purchase 252,124 ordinary shares and restricted stock units covering 440,314 shares were outstanding under the Inducement Plan. All options granted under the Inducement Plan have a maximum term of ten years. The Inducement Plan, and awards thereunder, may be amended by the Board at any time or from time to time in accordance with the terms of the Inducement Plan and applicable law.

(3)	The weighted-average exercise price does not take into account the shares subject to outstanding restricted stock units which have no exercise price.

Proposed Resolutions

It is proposed that at the Annual Meeting the following resolution be adopted:

“RESOLVED, that the UroGen Pharma Ltd. 2017 Equity Incentive Plan, as amended, in the form attached as Appendix C to UroGen Pharma Ltd.’s definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, be, and hereby is, approved.”

Our Board unanimously recommends

that you vote “FOR” the foregoing resolution.

PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, in 2025, our Board adopted a policy to solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay vote,” every year. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement.

The compensation of the Company’s named executive officers subject to the vote is disclosed in the “Executive Compensation” section, including the compensation tables and the related narrative disclosure, contained in this proxy statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our shareholders’ interests, consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

Our Board unanimously recommends

that you vote “FOR” the foregoing resolution.

Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

We will conduct our next say-on-pay vote at our 2027 annual meeting of shareholders.

PROPOSAL 6

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected PricewaterhouseCoopers LLP (“PwC US”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and through our 2027 annual meeting of shareholders. Israeli law requires that our shareholders shall confirm the appointment of our independent registered public accounting firm at the Annual Meeting. Representatives of PwC US are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

If the shareholders fail to ratify the selection, the Audit Committee will consider retaining an alternate independent registered public accounting firm.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to us for the years ended December 31, 2025 and 2024, by PwC US.

	Year Ended December 31,
	2025	2024
	(in thousands)
Audit Fees(1)	$1,380	$1,384
All Other Fees(2)	2	2
	$1,382	$1,386

(1)

For the years ended December 31, 2025 and 2024, the aggregate audit fees were for professional services rendered for audits (including audits of statutory financial statements), quarterly reviews of our consolidated financial statements, preparation of comfort letters and consents associated with registration statements.

(2)	For the years ended December 31, 2025 and 2024, all other fees were for accounting research subscription services.

All fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee must pre-approve all audit, audit-related and all permitted non-audit services, and related fees and terms, to be provided to the Company by the independent auditor under applicable law and regulations. Pre-approval may be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to the Audit Committee’s Chairperson, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by PwC US is compatible with maintaining the principal accountant’s independence.

Proposed Resolutions

It is proposed that at the Annual Meeting the following resolution be adopted:

“RESOLVED, that the engagement of PricewaterhouseCoopers LLP, an independent registered public accounting firm as the Company’s independent auditor until the 2027 Annual Meeting of Shareholders as described in the Company’s definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, be, and hereby is, approved.”

Our Board unanimously recommends

that you vote “FOR” the foregoing resolution.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information relating to the beneficial ownership of our ordinary shares as of March 31, 2026, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding ordinary shares;

●	each of our directors and each nominee for director;

●	each of our named executive officers; and

●	all of our current directors and executive officers as a group.

Beneficial ownership is based upon 48,708,280 ordinary shares issued and outstanding as of March 31, 2026 and determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated, we believe that the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them, subject to applicable community property laws. Ordinary shares issuable upon vesting of outstanding equity awards that are exercisable or subject to vesting within 60 days after March 31, 2026 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the awards but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise noted below, the address of each shareholder, director and executive officer is c/o UroGen Pharma Ltd., 400 Alexander Park Drive, 4th Floor, Princeton, New Jersey 08540.

Name of Beneficial Owner	Ordinary Shares	Percent
Greater than 5% Shareholders
RTW Investments, LP (1)	4,865,957	9.9%
Paradigm BioCapital Advisors LP (2)	4,216,084	8.7%
Blackrock, Inc.(3)	2,519,771	5.2%
Morgan Stanley (4)	2,488,299	5.1%
Directors and Named Executive Officers
Elizabeth Barrett (5)	1,074,123	2.2%
Mark Schoenberg (6)	245,549	*
Jason Smith (7)	204,326	*
Arie Belldegrun, M.D.(8)	513,693	1.1%
Cynthia M. Butitta (9)	129,500	*
Stuart Holden, M.D. (10)	89,500	*
Leana Wen, M.D., M.Sc. (11)	49,500	*
Daniel G. Wildman (12)	49,500	*
James A. Robinson Jr. (13)	49,834	*
All current directors and executive officers as a group (10 persons) (14)	2,432,519	4.8%

*         Indicates beneficial ownership of less than 1% of the total ordinary shares outstanding.

(1)

Represents ordinary shares beneficially owned as of September 30, 2024, up to the beneficial ownership blocker described below, based on a Schedule 13G/A filed on November 14, 2024, by RTW Investments, LP ("RTW Investments"). In such filing, RTW Investments lists its address as 40 10th Avenue, Floor 7, New York, New York 10014, and indicates that it has shared voting power with respect to 4,930,204 ordinary shares, including 1,142,857 ordinary shares issuable upon exercise of warrants, and shared dispositive power with respect to 4,930,204 ordinary shares, including 1,142,857 ordinary shares issuable upon exercise of warrants. The warrants are subject to a 9.99% beneficial ownership blocker. RTW Investments is the investment adviser to certain funds (the "RTW Funds") with respect to the ordinary shares and ordinary shares issuable upon exercise of the warrants directly held by the RTW Funds. Roderick Wong, M.D. is the Managing Partner and Chief Investment Officer of RTW Investments.

(2)	Represents ordinary shares beneficially owned as of September 30, 2025 based on a Schedule 13G/A filed on November 14, 2025 by the following (the "Reporting Persons"): (1) Paradigm BioCapital Advisors LP (the "Adviser"); (2) Paradigm BioCapital Advisors GP LLC (the "Adviser GP"); (3) Senai Asefaw, M.D. ("Senai Asefaw"); and (4) Paradigm BioCapital International Fund Ltd. (the "Fund"). The Fund is a private investment vehicle. The Fund and one or more separately managed accounts managed by the Adviser (the "Account") directly beneficially own the ordinary shares reported in the Schedule 13G/A. The Adviser is the investment manager of the Fund and the Account. The Adviser GP is the general partner of the Adviser. Senai Asefaw is the managing member of the Adviser GP. The Adviser, the Adviser GP and Senai Asefaw may be deemed to beneficially own the ordinary shares directly beneficially owned by the Fund and the Account. The principal business office of the Adviser, the Adviser GP and Senai Asefaw is 767 Third Avenue, 17th Floor, New York, NY 10017.

(3)	Represents ordinary shares beneficially owned as of March 31, 2026 based on a Schedule 13G filed on April 27, 2026 by BlackRock, Inc. In such filing, BlackRock, Inc. lists its address as BlackRock, Inc., 50 Hudson Yards, New York, NY 10001, and indicates that it has shared voting power with respect to 2,461,477 ordinary shares and shared dispositive power with respect to 2,519,771 ordinary shares.

(4)

Represents ordinary shares beneficially owned as of June 30, 2025, based on a Schedule 13G filed on August 6, 2025, by Morgan Stanley. In such filing, Morgan Stanley lists its address as 1585 Broadway, New York, NY 10036, and indicates that it has shared voting power with respect to 2,488,299 ordinary shares for an aggregate of 2,488,299 ordinary shares beneficially owned, or that may be deemed to be beneficially owned, by certain operating units of Morgan Stanley and its subsidiaries and affiliates.

(5)	Consists of 326,691 ordinary shares and 747,432 ordinary shares issuable upon exercise of options or upon settlement of restricted stock units within 60 days following March 31, 2026.

(6)	Consists of 144,985 ordinary shares and 100,564 ordinary shares issuable upon exercise of options or upon settlement of restricted stock units within 60 days following March 31, 2026.

(7)	Consists of 51,326 ordinary shares and 153,000 ordinary shares issuable upon exercise of options or upon settlement of restricted stock units within 60 days following March 31, 2026.

(8)	Consists of 408,693 ordinary shares and 105,000 ordinary shares issuable upon exercise of options or upon settlement of restricted stock units within 60 days following March 31, 2026.

(9)	Consists of 2,000 ordinary shares and 127,500 ordinary shares issuable upon exercise of options or upon settlement of restricted stock units within 60 days following March 31, 2026.

(10)	Consists of 2,000 ordinary shares and 87,500 ordinary shares issuable upon exercise of options or upon settlement of restricted stock units within 60 days following March 31, 2026.

(11)	Consists of 2,000 ordinary shares and 47,500 ordinary shares issuable upon exercise of options or upon settlement of restricted stock units within 60 days following March 31, 2026.

(12)	Consists of 2,000 ordinary shares and 47,500 ordinary shares issuable upon exercise of options or upon settlement of restricted stock units within 60 days following March 31, 2026.

(13)	Consists of 2,000 ordinary shares and 45,834 ordinary shares issuable upon exercise of options or upon settlement of restricted stock units within 60 days following March 31, 2026.

(14)

Includes the shares described in notes (4) through (12) and 26,994 ordinary shares (which includes 24,714 ordinary shares issuable upon the exercise of options or upon settlement of restricted stock units within 60 days of March 31, 2026) beneficially owned by an additional executive officer who is not named in the table above.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information concerning our executive officers, including their ages, as of the date of this proxy statement.

Name of Executive Officer	Age	Position(s)
Elizabeth Barrett	63	President, Chief Executive Officer and Director
Chris Degnan	46	Chief Financial Officer
Mark P. Schoenberg, M.D.	68	Chief Medical Officer
Jason Smith	54	General Counsel and Chief Compliance Officer

The biography of Ms. Barrett is set forth under the heading “Information Concerning Our Directors” above.

Chris Degnan has served as our Chief Financial Officer since October 2024. Prior to joining UroGen, Mr. Degnan served as the Chief Financial Officer of Galera Therapeutics, Inc., a public, late-stage biopharmaceutical company focused on oncology, from October 2019 to August 2024. Prior to Galera, Mr. Degnan served as the Chief Financial Officer of Verrica Pharmaceuticals Inc., a public, biotechnology company focused on medical dermatology, from March 2018 to October 2019. Prior to Verrica, Mr. Degnan held roles of increasing responsibility at Endo International plc, a generics and specialty branded pharmaceutical company, beginning in November 2014. At Endo, Mr. Degnan most recently served as the Vice President of Finance, Corporate FP&A and International Pharmaceuticals Segment Chief Financial Officer from December 2016 to March 2018. Prior to that, he served as the Vice President of Finance, Chief Financial Officer for Endo’s U.S. Branded Pharmaceuticals segment from March 2016 to December 2016, and as the Senior Finance Director, U.S. Branded Pharmaceuticals from November 2014 to March 2016. Prior to joining Endo, Mr. Degnan held roles of increasing responsibility at AstraZeneca plc, a global biopharmaceutical company, beginning in 2004. At AstraZeneca, Mr. Degnan most recently served as Senior Finance Director, U.S. Commercial Finance from July 2013 to November 2014. Mr. Degnan is a Certified Public Accountant in the State of Pennsylvania (voluntary inactive status) and holds a B.B.A. degree in Accountancy from the University of Notre Dame.

Mark P. Schoenberg, M.D. has served as our Chief Medical Officer since December 2017 and, prior to that, served as our Medical Director since February 2016. Dr. Schoenberg has over 20 years of experience in clinical practice and research focused on the care of patients with all forms of bladder cancer. Since April 2014, Dr. Schoenberg has been University Professor and Chair of the Urology Department at The Montefiore Medical Center for The Albert Einstein College of Medicine of Yeshiva University. Prior to joining Montefiore, from 2005 to 2014, Dr. Schoenberg served as Director of Urologic Oncology and Bernard L. Schwartz Distinguished Professor of Urologic Oncology at Johns Hopkins Hospital. Dr. Schoenberg is also the past chair of the Medical Advisory Board of the Bladder Cancer Advocacy Network, the author of The Guide to Living with Bladder Cancer, co-editor of The Textbook of Bladder Cancer, a contributor to Campbell’s Urology and a past Senior Editor of the journal Seminars in Urologic Oncology. Dr. Schoenberg received his M.D. (Alpha Omega Alpha) from the University of Texas Health Sciences Center and completed his residency in General Surgery and Urology at the Hospital of The University of Pennsylvania, where he served as chief resident and urology instructor, before completing basic research and clinical urologic oncology fellowships at Johns Hopkins under the auspices of The American Cancer Society. Dr. Schoenberg is a fellow of the American College of Surgeons, as well as a member of the American Association of Cancer Research, the Society of Urologic Oncology and the American Urological Association.

Jason Smith has served as our General Counsel, Chief Compliance Officer and Corporate Secretary since August 2020. Mr. Smith is responsible for leading our legal, intellectual property, and corporate compliance functions. Mr. Smith joined us from Pfizer Inc., where he served as Chief Counsel, Oncology from August 2016 to August 2020. Prior to Pfizer, Mr. Smith worked in the legal department at Wyeth in a variety of roles including as antitrust counsel, Global Product Counsel and Chief Counsel, U.S. Pharmaceuticals, leading a team of lawyers supporting the prescription pharmaceuticals businesses. Before joining Wyeth, Mr. Smith was an associate at Howrey, Simon, Arnold & White in Washington, DC, in the antitrust and commercial litigation groups. Mr. Smith received his bachelor's degree in Economics, cum laude from Binghamton University and his juris doctor degree, with high honors, from George Washington University.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program than companies that are not smaller reporting companies, our Compensation Committee is committed to providing the information necessary to help shareholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe our 2025 compensation program for our named executive officers.

Overview

Our fundamental objective is to advance patient care while creating consistent long-term value for our shareholders. To accomplish this objective, we have established an overall compensation program intended to attract and retain highly qualified executives, incentivize achievement of our key performance goals in order to align our executives’ interests with those of our shareholders and link pay to company performance. We take a holistic approach to assessing Company performance, and identify corporate objectives that align with our short- and long-term strategic priorities, and build towards creation of long-term, sustainable shareholder value.

Our 2025 corporate performance highlights include the following:

●

In June 2025, the FDA approved and the Company subsequently launched Zusduri, the first and only FDA-approved medicine for adults with recurrent low-grade intermediate-risk non-muscle invasive bladder cancer.

●	Zusduri achieved net sales of $15.8 million in 2025, reflecting the initial launch period ahead of the permanent J Code, which subsequently became effective on January 1, 2026, streamlining reimbursement procedures and supporting broader patient access.

●	Jelmyto achieved net product sales of $94.0 million in 2025, representing year-over-year underlying demand sales growth of 7%.

●	In February 2025, we acquired a next-generation investigational oncolytic virus, UGN-501 (formerly known as ICVB-1042).

●	In November 2025, we reported a 77.8% three-month complete response rate from the Phase 3 UTOPIA trial of UGN-103 and announced FDA agreement on the new drug application submission strategy for UGN-103 in recurrent low-grade intermediate-risk non-muscle invasive bladder cancer based on the UTOPIA trial.

●	In 2025, the Company obtained additional U.S. patent method claims covering the use of Jelmyto and Zusduri. The Company also secured a second U.S. patent covering the Company’s RTGel® technology with medac’s licensed proprietary lyophilized mitomycin formulation as used in UGN-103 and UGN-104.

The following discussion describes our executive compensation process and policies. It provides qualitative information on the factors relevant to these decisions and the manner in which compensation is awarded to our named executive officers for the fiscal year ended December 31, 2025, which consisted of our principal executive officer, our chief medical officer and our general counsel and chief compliance officer. These named executive officers were as follows:

Name	Position(s)
Elizabeth Barrett	President and Chief Executive Officer
Mark P. Schoenberg	Chief Medical Officer
Jason Smith	General Counsel and Chief Compliance Officer

Objectives, Philosophy and Elements of Executive Compensation

Our compensation program aims to achieve the following main objectives:

●	attract, retain and reward highly qualified executives;
●	provide incentives that motivate executives to achieve our key performance goals that create shareholder value;
●	align our executives’ interests with those of our shareholders; and
●	link pay to company performance.

The Company’s executive compensation program is overseen by the Compensation Committee with the advice and support of an independent third-party compensation consultant. The following are key characteristics of the Company’s executive compensation program:

●

A substantial portion of executive pay is tied to performance. We structure a significant portion of our named executive officers’ compensation to be variable. Annual cash performance bonuses and long-term equity compensation are dependent on achievement of corporate performance objectives and determined by the Compensation Committee.

●

Our executive bonuses are dependent on the Company and the officer achieving annually determined objectives. As a smaller reporting company with significant development-stage activities, we take a holistic approach to evaluating the Company's performance. We measure performance against challenging objectives established at the beginning of each performance cycle. We establish a broad set of measurable performance objectives that align with our long-term strategic priorities and build towards lasting long-term value. Our annual performance-based bonus opportunities for all our named executive officers are determined by the Compensation Committee, and ultimately the Board, based upon the Company’s and the officer’s achievement of objectives determined on an annual basis by the Company.

●

We emphasize long-term equity incentives. Equity awards are an integral part of our executive compensation program and comprise the primary “at-risk” portion of our named executive officer compensation package. During 2025, we granted our executive officers restricted stock units and performance stock units. These awards strongly align our executive officers’ interests with those of our shareholders by providing a continuing financial incentive to maximize value for our shareholders and by encouraging our executive officers to remain in our long-term employ. Restricted stock units granted to our named executive officers in 2025 vest in equal annual installments over three years from the vesting commencement date. Performance stock units granted to our executive officers in 2025 vest upon the achievement of cumulative net product sales of Jelmyto and Zusduri as well as continued service, directly tying a substantial component of our executive officers' total compensation to performance against one of the primary potential drivers of long-term value creation for our shareholders.

●

Our Compensation Committee has retained Compensia, Inc. as an independent third-party compensation consultant for guidance in making compensation decisions. The compensation consultant advises the Compensation Committee on market practices, including identifying a peer group of companies and their compensation practices, so that our Compensation Committee can regularly assess the Company’s individual and total compensation programs against these peer companies, the general marketplace and other industry data points.

●	We do not provide our executive officers with any excise tax gross ups.

●	We have not repriced options.

●	We do not provide executive fringe benefits or perquisites to our executives.

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based bonuses and long-term incentive compensation. We provided signing bonuses to our executive officers when they joined the Company. We also provide our executive officers with benefits available to all our employees, including participation in employee benefit plans. The following chart summarizes the three main elements of compensation, their objectives and key features.

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.	Generally reviewed annually and determined based on a number of factors, including in part, market data provided by our independent compensation consultant.

Performance Bonus (at-risk cash)	Motivates and rewards for attaining key annual Company and executive officer performance objectives.

Target bonus amounts are generally reviewed annually and determined based upon positions that have similar impact on the organization and competitive bonus opportunities in our market. Bonus opportunities are dependent upon achievement of specific corporate performance objectives consistent with our strategic plan and individual performance objectives that relate to the officer’s role and expected contribution toward reaching our corporate goals, determined by the Board and communicated at the beginning of the year. Actual bonus amounts earned are determined at the end of the year, taking into account corporate and individual performance objectives.

Long-Term Incentive (at-risk equity)	Motivates and rewards for long-term Company performance; aligns executives’ interests with shareholder interests and changes in shareholder value.

Equity opportunities are generally reviewed annually and may be granted during the first half of the year or as appropriate during the year for new hires, promotions, or other special circumstances, such as to encourage retention, or as a reward for significant achievement.

	Attracts highly qualified executives and encourages their continued employment over the long-term.	Individual awards are determined based on a number of factors, including current corporate and individual performance and market data provided by our independent compensation consultant.

We focus on providing a competitive compensation package to our executive officers which provides short- and long-term incentives for the achievement of measurable Company and executive officer objectives. We believe that this approach provides an appropriate blend of short-term and long-term incentives to maximize shareholder value. We generally do not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants, short-term and long-term compensation or among cash and non-cash compensation, although total annual cash bonus compensation to any individual is capped at 150% of such individual’s salary pursuant to our Compensation Policy. Our Compensation Committee uses its judgment to establish a total compensation program for each named executive officer that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes is appropriate to achieve the goals of our executive compensation program and our corporate objectives. In 2025, our Actual CEO compensation was as follows:

2025 Actual CEO Direct Compensation
- Base Salary and Other - 21%
- Fixed cash compensation element
- Long-Term Incentive - 49%
- At-risk equity compensation element
- In 2025, 50% of the long-term incentive was in the form of performance stock units and 50% in restricted stock units
79%
At-Risk Compensation
- Performance Bonus- 30%
- At-risk cash compensation

To ensure the alignment of our executive officer incentives with shareholder interests, we have historically structured a significant portion of the named executive officers’ total target compensation with performance-based bonus opportunities and long-term incentive equity awards. Additionally, in 2025, half of the value of our CEO’s long-term incentive equity awards were in the form of performance stock units which vest based on a cumulative net product sales target of Jelmyto and Zusduri, directly tying a substantial component of our CEO’s total compensation to a primary driver of long-term value creation for our shareholders. Our CEO's total direct compensation for 2025 was positioned at approximately the 20th percentile of our compensation peer group. Our non-CEO executives' total direct compensation for 2025 was positioned at approximately the 15th percentile of our compensation peer group (see section titled "Use of Competitive Market Compensation Data" below for more detail on the selection of our compensation peer group).

2025 Say-on-Pay Results

At our 2025 annual meeting of shareholders, we held a shareholder advisory vote on executive compensation, commonly referred to as a “say-on-pay” vote, which resulted in over 89% of the total votes cast being in favor of the advisory proposal. We continue to assess and enhance our approach to executive compensation by seeking feedback from shareholders and reviewing the analyses of the Institutional Shareholder Services and Glass Lewis published reports. Our approach to aligning pay and performance focuses on maintaining a significant portion of executive’s annual total compensation based on evaluation of individual executives' performance against our corporate objectives. We take a holistic approach to assessing Company performance, undertake a robust goal-setting process to determine corporate objectives that align with our short- and long-term strategic priorities, and build towards creation of shareholder value.

We continually endeavor to align our executives' interests with those of our shareholders, and link pay to company performance. In 2025 and 2026, we have included performance stock units as part of our officers’ long-term incentive compensation, with vesting of these performance stock units upon achievement of a cumulative net product sales target of Jelmyto and Zusduri and receipt of U.S. regulatory approval for UGN-103, respectively, directly tying a substantial component of our officers’ total compensation to the primary potential drivers of long-term value for the Company and our shareholders.

We expect to hold our next “say-on-pay” vote at our 2027 annual meeting of shareholders.

Our Compensation Governance Structure

Role of our Compensation Committee, Management and the Board

The Compensation Committee is appointed by the Board and has responsibilities related to the compensation of the Company’s directors, officers, and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section above titled “Compensation Committee." Our Compensation Committee consists solely of independent members of the Board.

The Compensation Committee reviews all compensation paid to our executive officers, including our named executive officers. The Chief Executive Officer evaluates and provides to the Compensation Committee performance assessments and compensation recommendations. While the Chief Executive Officer discusses her recommendations with the Compensation Committee, she does not participate in the deliberations concerning her own compensation. More specifically, the Compensation Committee discusses and makes final recommendations to the Board with respect to executive compensation matters without the Chief Executive Officer present during discussions of the Chief Executive Officer’s compensation. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in the Compensation Committee meetings.

The Compensation Committee meets periodically throughout the year to manage and evaluate our executive compensation program, and generally determines the principal components of compensation (base salary, performance bonus and equity awards) for our executive officers on an annual basis; however, decisions may occur at other times for new hires, promotions or other special circumstances as our Compensation Committee determines appropriate. The Compensation Committee does not delegate authority to approve executive officer compensation. The Compensation Committee does not maintain a formal policy regarding the timing of equity awards to our executive officers. The Compensation Committee will continue to monitor and evaluate our executive compensation program in light of our shareholders’ views, before making any adjustments, and continue to consider the outcome of our say-on-pay votes and our shareholders’ views when making future compensation decisions for our named executive officers.

Role of Compensation Consultant

The Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Compensation Committee has retained Compensia, Inc. (“Compensia”), a management consulting firm that provides executive compensation and advisory services to compensation committees of life sciences companies, as its compensation consultant. A representative of Compensia attends meetings of the Compensation Committee at the invitation of the Committee. In addition, Compensia supported the selection of companies included in our compensation peer group, provided competitive market assessments of the compensation of our executive officers and non-employee director compensation programs, and provided support on other matters as requested by the Compensation Committee.

The Compensation Committee has analyzed whether the work of Compensia as compensation consultant raises any conflict of interest, taking into account relevant factors in accordance with SEC guidelines. Based on its analysis, our Compensation Committee determined that the work of Compensia and the individual compensation advisors employed by Compensia does not create any conflict of interest pursuant to the SEC rules and Nasdaq listing standards.

Use of Competitive Market Compensation Data

The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent.

Working with Compensia, the Compensation Committee approved a group of companies that were identified as peers. Identification of peers included consideration of comparable market capitalization, revenues, investigational and/or in-line portfolio, number of employees as well as stage and maturity of the peer company. Compensia prepared and the Compensation Committee reviewed, a range of market data reference points with respect to base salary, performance bonuses, target total cash compensation (base salary and the annual target performance bonus), equity compensation, and total direct compensation (target total cash compensation and equity compensation) with respect to each of the named executive officers. The peer group that was identified and used in research that informed executive compensation for 2025 included the following companies: Acrivon Therapeutics, Arcus Biosciences, Arvinas, Aura Biosciences, C4 Therapeutics, Day One Biopharmaceuticals, Erasca, IDEAYA Biosciences, iTeos Therapeutics, Kura Oncology, Olema Pharmaceuticals, Rigel Pharmaceuticals, Sutro Biopharma, Syndax Pharmaceuticals, Tango Therapeutics, Tyra Biosciences, Xencor and Y-mAbs Therapeutics.

This benchmarking analysis found that overall target total direct compensation awarded in 2025 was at approximately the 15th percentile for our executive officers excluding the CEO and the 20th percentile for the CEO. This analysis of 2025 compensation and other research performed by Compensia is then used to inform the Compensation Committee’s determinations regarding executive compensation going forward.

Factors Used in Determining Executive Compensation

Our Compensation Committee sets the compensation of our executive officers at levels they determine to be competitive and appropriate for each named executive officer, using their professional experience and judgment. Pay decisions are not made by use of a formulaic approach or benchmark; the Compensation Committee believes that executive pay decisions require consideration of a multitude of relevant factors which may vary from year to year. In making executive compensation decisions, the Compensation Committee generally takes into consideration the factors listed below.

●	Company performance and existing business needs
●	Each named executive officer’s individual performance, scope of job function and the critical skill set of the named executive officer to the Company’s future performance
●	The need to attract new talent to our executive team and retain existing talent in a highly competitive industry
●	A range of market data reference points, as described above under “Use of Competitive Market Compensation Data”
●	Recommendations from consultants on compensation policy determinations for the executive officer group

2025 Executive Compensation Summary

Base Salary

The base salaries of our executive officers are designed to compensate them for day-to-day services rendered during the fiscal year. Appropriate base salaries are used to recognize the experience, skills, knowledge and responsibilities required of each executive officer and to allow us to attract and retain individuals capable of leading us to achieve our business goals in competitive market conditions.

The base salaries of our executive officers are reviewed at least annually by our Compensation Committee and adjustments are made to reflect Company and individual performance, as well as competitive market practices. Our Compensation Committee also takes into account subjective performance criteria, such as an executive officer’s ability to lead, organize and motivate others, develop the skills necessary to mature with us, set realistic goals to be achieved in his or her respective area, and recognize and pursue new business opportunities that enhance our growth and success. Our Compensation Committee does not apply specific formulas to determine increases, but instead makes an evaluation of each executive officer’s contribution to our long-term success. Annual adjustments to base salaries are effective as of March 1 of each year, with mid-year adjustments to base salaries made under special circumstances, such as promotions or increased responsibilities, or to align certain base salaries with those of individuals in comparable positions at the companies in our compensation peer group.

The 2025 base salaries for our named executive officers were as follows:

Executive	Base Salary	Percentage Increase in Base Salary from December 2024
Elizabeth Barrett	$860,439	3.50%
Mark Schoenberg	$372,279	4.50%
Jason Smith	$494,800	3.50%

Annual Performance Bonus

Our named executive officers are eligible to receive performance-based cash bonuses, which are designed to provide appropriate incentives to our executive officers to achieve defined annual corporate goals and to reward them for individual performance towards these goals. The annual performance-based bonus that each named executive officer is eligible to receive is generally based on the extent to which we achieve the corporate objectives that the Board establishes each year. At the end of the year, the Board and Compensation Committee review the Company’s performance and approve the extent to which we achieved each of these corporate goals. Generally, the Board and Compensation Committee will assess each named executive officer’s individual contributions towards reaching our annual corporate goals and objectives but does not typically establish specific individual goals for our named executive officers.

The table below sets forth the targets for our named executive officers for 2025, as provided for in their respective employment agreements. The target percentage is paid as a percentage of such executive officer’s base salary. For example, if 100% of the Company’s performance goals are achieved, this would yield our Chief Executive Officer, Elizabeth Barrett, a cash incentive award of 75% of her base salary.

Executive Officer	Target Percentage of Base Salary
Elizabeth Barrett	75%
Mark Schoenberg	(1)
Jason Smith	50%

(1)	Dr. Schoenberg’s annual target bonus is $225,000. Dr. Schoenberg is eligible to receive up to 150% of the annual target bonus based upon the achievement of the Company’s corporate objectives.

In early 2025, the Compensation Committee finalized the corporate goals for the 2025 performance year as described below. Our objective corporate goals were designed to be challenging to achieve and are directly aligned with our specific strategic goals, including advancing our development programs, our research function, our clinical activities, commercialization activities and certain corporate and financial goals, which we believe will create value for shareholders. The maximum possible corporate achievement for 2025 was 150% of our 2025 corporate goals (up to 100% for the core goals and 50% for the stretch goals). In early 2026, the Compensation Committee and the Board evaluated the accomplishments and performance of the Company against such corporate goals, including progress towards the goal in making their recommendations for the ultimate funding levels, and the Board made the following determinations regarding corporate performance achieved against the pre-established performance goals.

Corporate Goal – Core	Weighting	Corporate Achievement
FDA approval of Zusduri	50%	Achieved
Achieve combined Jelmyto/Zusduri revenue target	30% sliding scale	Not Achieved
UGN-103: last patient in by end of Q3 2025	10%	Achieved
UGN-104: first patient dosed by end of Q2 2025	10%	Not Achieved

Corporate Goal – Stretch	Weighting	Corporate Achievement
Execute a strategic transaction: combination, aggregation, ex-US partnership, change-in-control	30%	Not Achieved
Execute research collaboration: early-stage asset acquisition or in/out-license, commercial or development partnership	10%	Achieved
FDA approval of Zusduri	10%	Achieved

In January 2026, the Board reviewed and approved corporate cash incentives as set forth in the table below. The Compensation Committee or Board may, in its sole discretion, eliminate any individual cash incentive or reduce or increase the amount of compensation payable with respect to any individual cash incentive.

	2025 Target Annual Cash Incentive		2025 Actual Annual Cash Incentive Paid
Named Executive Officer	% of Base Salary	$	% of Target Annual Cash Incentive	$
Elizabeth Barrett	75%	$645,329	80%	$516,263
Mark Schoenberg	(1)	$225,000	80%	$180,000
Jason Smith	50%	$247,400	80%	$197,920

(1)	Dr. Schoenberg’s annual target bonus is $225,000. Dr. Schoenberg is eligible to receive up to 150% of the annual target bonus based upon the achievement of the Company’s corporate objectives.

Equity Awards

In 2025, the Board, upon the recommendation of the Compensation Committee, approved the following grants of restricted stock units and performance stock units to our named executive officers.

Executive	Restricted Stock units (# shares)	Performance Stock units (# shares)
Elizabeth Barrett	96,377	96,376
Mark Schoenberg	20,000	20,000
Jason Smith	10,000	10,000

All restricted stock units granted to our named executive officers above vest in equal annual installments over three years from the vesting commencement date, subject to the continued service of the named executive officer through each vesting date. Performance stock units vest as follows: 1/3rd upon the Company’s filing with the SEC of a quarterly report on Form 10-Q or annual report on Form 10-K showing the Company’s achievement of a target cumulative net product sales amount during a calendar year (the “Net Product Sales Milestone”); 1/3rd on January 31st of the calendar year immediately following the achievement of the Net Product Sales Milestone; and 1/3rd on the second January 31st following the achievement of the Net Product Sales Milestone, all subject to the applicable awardee’s continuous service as of each vesting date. The annual equity grants to our named executive officers are evaluated and approved by the Compensation Committee and the Board in the context of each named executive officer’s total compensation and take into account the market data provided by compensation consultants in addition to the individual officer’s responsibilities and performance. New hire equity grants to our named executive officers are evaluated and approved by the Compensation Committee and the Board based on competitive market data provided by compensation consultants as well as such officer’s experience and expected contributions. The Compensation Committee also takes into account the recommendations of the Chief Executive Officer with respect to appropriate grants and any particular individual circumstances, other than with respect her own grants.

In December 2025, we amended certain RSU and PSU awards granted to our CEO to defer vesting until the end of 2026. The modifications did not result in any incremental fair value at the modification dates.

Other Features of Our Executive Compensation Program

Agreements with Our Named Executive Officers

We have entered into written employment agreements with each of our executive officers. Each of these employment agreements provides for “at will” employment and set forth the initial compensation arrangements for the executive officer, including an initial base salary, an annual cash opportunity, and an equity award recommendation. These agreements and the proprietary information and invention assignment agreements each executive officer executes upon commencing employment at the Company also set forth the rights and responsibilities of each party and include, among other rights and responsibilities, the prohibition on the executive officer from engaging directly or indirectly in competition with us, soliciting any of our employees, or disclosing our confidential information.

Below are descriptions of our employment agreements with our named executive officers. For a discussion of the severance payments and other benefits to be provided in connection with an involuntary termination of employment, including in connection with a change in control of the Company under the arrangements with our executive officers, please see “Severance and Change in Control Benefits” below.

Elizabeth Barrett. On January 3, 2019, we entered into an employment agreement with Ms. Barrett, which was amended in January 2021 to provide certain change in control benefits, as described in more detail below under “Severance and Change in Control Benefits.” Pursuant to her employment agreement, Ms. Barrett (i) received a signing bonus of $300,000 (subject to full repayment if she resigned without good reason, or the Company terminated her employment for cause, before January 3, 2020); (ii) received an initial annual base salary of $700,000; (iii) was eligible to receive an annual discretionary bonus for 2019 of up to 100% of her base salary, with 50% guaranteed; and (iv) is eligible to receive annual discretionary bonuses for years following 2020, with an annual target bonus of 50% of her base salary. In December 2023, the Board approved an increase in the annual bonus target from 50% to 75% to be effective starting with the 2024 performance year.

Pursuant to her employment agreement, Ms. Barrett was also initially granted a restricted stock unit covering 317,065 of our ordinary shares and an option to purchase 277,432 ordinary shares. Under the terms of an omnibus amendment of Ms. Barrett’s prior equity award agreements, executed in January 2021, the remainder of the unvested shares underlying both of these equity awards vested in full in January 2022, in lieu of the prior monthly vesting.

Mark Schoenberg. On January 23, 2020, we entered into a new employment agreement with Dr. Schoenberg, which was amended in January 2021 to provide certain change in control benefits, as described in more detail below under “Severance and Change in Control Benefits.” Pursuant to the terms of the agreement and Dr. Schoenberg’s reduced-time status, Dr. Schoenberg received an annual base salary of $205,000 for a 50% full-time equivalent role and is eligible to receive an annual target cash bonus of $225,000 with a maximum of 150% of such target bonus, subject to achievement of Company goals and objectives.

On March 15, 2021, the Compensation Committee approved an increase in the reduced-time capacity under the employment agreement from a 50% full-time equivalent role to a 75% full-time equivalent role as of January 1, 2021 and on March 17, 2021 our Board endorsed and approved the increase to 75% full-time equivalent. Dr. Schoenberg’s employment agreement was further amended in April 2021 to reflect the changes approved by the Board, pursuant to which he is entitled to an annual base salary of $307,500 effective January 1, 2021 through February 28, 2021 and beginning on March 1, 2021 and thereafter an annual base salary of $316,725 for a 75% full-time equivalent role.

Jason Smith. On August 12, 2020, we entered into an employment agreement with Mr. Smith, which was amended in January 2021 to provide certain change in control benefits, as described in more detail below under “Severance and Change in Control Benefits.” Pursuant to the terms of the agreement, Mr. Smith (i) received a signing bonus of $100,000 (which was subject to full repayment if his employment with the Company had terminated for any reason before August 31, 2021), (ii) received an initial annual base salary of $425,000 and (iii) was eligible for a target annual cash bonus equal to 50% of his base salary. Mr. Smith was granted an initial new hire option to purchase 60,000 ordinary shares and 25,000 restricted stock units.

Severance and Change in Control Benefits

Our employment agreements with Ms. Barrett, Dr. Schoenberg and Mr. Smith provide that they are eligible for severance benefits upon certain involuntary terminations of employment, including in connection with a change in control, as described below.

Pursuant to their respective amended employment agreements, if the named executive officer's employment is terminated by the Company without cause, by the named executive officer for good reason, or due to the named executive officer’s death or disability (in the case of Ms. Barrett and Mr. Smith), then the named executive officer will be entitled to the following severance benefits: (i) continuing base salary payments for 6 months (or 12 months in the case of Ms. Barrett and up to 12 months in the case of Dr. Schoenberg); (ii) a prorated target annual bonus for the year of termination (to the extent earned based on company performance and with any individual performance component deemed achieved); (iii) any unpaid annual bonus earned with respect to the year preceding termination; (iv) the accelerated vesting of restricted shares and options held by the named executive officer at the time of such termination (in the case of Ms. Barrett, the portion of the award otherwise scheduled to vest within the 12 month period following termination; in the case of Dr. Schoenberg, 50% of the then-unvested award shall be deemed immediately vested and exercisable as of the termination date; and in the case of Mr. Smith, vesting will be accelerated by 1/12th, such that 8.33% of the restricted shares and options will be deemed immediately vested and exercisable); and (v) COBRA payment reimbursement for up to 6 months for Mr. Smith, and 12 months in the case of Ms. Barrett following such termination.

If there is a change in control and the named executive officer is terminated without cause or resigns for good reason, in either case within three months prior to, or 24 months following the effective date of the change in control, all three named executive officers will be entitled to 100% vesting and exercisability of all of his or her Company equity awards or other equity interests that are outstanding and unvested as of the termination or resignation date, and Ms. Barrett and Mr. Smith will be entitled to the following severance benefits, in lieu of the corresponding severance benefits described above: (i) a lump sum payment equal to the sum of (1) 12 months (18 months in the case of Ms. Barrett) of his or her then-current annual base salary and (2) 100% of his or her current target annual bonus; and (ii) the amount of any COBRA premium payments made by the named executive officer during the 12 months (or 18 months in the case of Ms. Barrett) following such termination.

Payment of the severance benefits described in the preceding paragraphs is subject to the named executive officer signing and not revoking a separation agreement and release of claims in a form satisfactory to us.

Other Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provided a 401(k) plan to all of our U.S. employees, including our named executive officers. We do not generally provide perquisites or personal benefits to our named executive officers. We do, however, pay the premiums for term life insurance and disability insurance for all of our employees, including our named executive officers.

Tax and Accounting Implications

Under Financial Accounting Standard Board ASC Topic 718 (“ASC Topic 718”), we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC Topic 718.

Under Section 162(m) of the Code, compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, it also looks at other factors in making its decisions and retains the flexibility to provide compensation for our named executive officers in a manner consistent with the goals of our executive compensation program and our best interests, and the best interests of our shareholders, which may include providing for compensation that is not deductible by us due to the deduction limit under Section 162(m) of the Code.

Clawbacks

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, certain covered officers, including the Chief Executive Officer and Chief Financial Officer, may be legally required to reimburse our Company for any cash bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002. Additionally, we have adopted an incentive compensation recoupment policy (“Clawback Policy”) to comply with Section 10D of the Exchange Act, Rule 10D-1 promulgated thereunder and Nasdaq Listing Rule 5608. For more information, see the full text of our Clawback Policy, which is filed as an exhibit to our 2023 Annual Report on Form 10-K.

Risk Analysis of Our Compensation Policies and Practices

The Compensation Committee has reviewed the Company’s compensation policies and practices, in consultation with Compensia and outside Company counsel, to assess whether they encourage employees to take inappropriate risks. After reviewing and assessing the Company’s compensation philosophy, terms and practices, including the mix of fixed and variable, short and long-term incentives and overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, the Compensation Committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company as a whole. The Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks; the mix of short-term compensation (in the form of salary and annual bonus, if any, which is based on a variety of performance factors), and long-term compensation (in the form of options to purchase our ordinary shares and restricted stock units) prevents undue focus on short-term results and helps align the interests of the Company’s executive officers with the interests of our shareholders.

2025 Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to our named executive officers during the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Elizabeth Barrett	2025	855,590	774,066	2,122,211	—	516,263	42,494	4,310,624
Chief Executive Officer	2024	826,013	—	2,751,111	—	529,981	42,753	4,149,858
Mark Schoenberg	2025	369,607	167,500	440,400	—	180,000	13,133	1,170,640
Chief Medical Officer	2024	354,240	—	314,000	—	202,500	8,145	878,885
Jason Smith	2025	492,011	198,960	220,200	—	197,920	89,527	1,198,618
General Counsel and Chief Compliance Officer	2024	475,003	—	518,100	—	203,179	79,182	1,275,464

(1)

Represents discretionary bonuses paid to the named executive officer for the applicable year. Discretionary bonuses earned in 2025 were approved by the Board based on assessment of overall achievements in the business and individual performance, including the accomplishments noted in our 2025 corporate performance highlights, above.

(2)

Represents the aggregate grant-date fair value of the restricted stock units and performance stock units awarded to the named executive officer for the applicable year, calculated in accordance with ASC Topic 718 and does not take into account estimated forfeitures, which value is based on the closing market price of our ordinary shares on the date of grant. The grant date fair value of the restricted stock units is based on the closing market price of the Company’s ordinary shares on the date of the grant. The grant date fair value and the maximum potential value of the performance stock units are the same and are based on the closing market price of our ordinary shares on the date of grant. The assumptions used in the calculation of these amounts are included in Note 17 to the consolidated financial statements appearing in our Form 10-K for the year ended December 31, 2025, filed with the SEC on March 2, 2026.

(3)	For more information, see “Annual Performance Bonus” above.

(4)

The amounts reported in this column represent the value of Company-paid life insurance, Company contributions to 401(k) plans, tax reimbursements payments and other Company paid health, dental, disability and insurance premiums. In 2025, amounts for Ms. Barrett included Company contributions to 401(k) plans of 14,000 and Company paid health insurance premiums of 26,598; amounts for Dr. Schoenberg included tax reimbursement payments of 11,807; and amounts for Mr. Smith included Company contributions to 401(k) plans of 14,000, tax reimbursement payments of 16,491 and Company paid health insurance premiums of 57,578.

2025 Outstanding Equity Awards at Fiscal Year End Table

The following table shows for the fiscal year ended December 31, 2025, certain information regarding outstanding equity awards at fiscal year-end for our named executive officers.

			Option Awards				Stock Awards
Name	Grant Date	Number of	Number of			Number	Market	Equity	Equity
		Securities	Securities			of Shares	Value of	Incentive	Incentive
		Underlying	Underlying	Option	Option	of Stock	Shares of	Plan	Plan
		Unexercised	Unexercised	Exercise	Expiration	that have	Stock that	Awards:	Awards:
		Options (#)	Options (#)	Price ($)	Date	not	have not	Number of	Market or
		Exercisable	Unexercisable	(2)		Vested (#)	Vested ($)	Unearned	Payout
		(1)					(3)	Shares, units or other rights that have not Vested (#)	Value of Unearned Shares, Units or Other Rights that have not Vested ($)(4)
Elizabeth Barrett	1/3/2019	277,432	—	47.57	1/3/2029	—	—
	1/31/2020	45,000	—	29.41	1/31/2030	—	—
	1/31/2021					13,334	312,282
	1/31/2021	150,000	—	22.07	1/31/2031	—	—
	1/31/2022	150,000	—	7.72	1/31/2032	—	—
	1/31/2023					75,000	1,756,500
	1/31/2023	83,333	41,667	10.39	1/31/2033	—	975,841
	9/7/2023					100,000	2,342,000
	1/31/2024					87,615	2,051,943
	1/31/2024							87,615	2,051,943
	1/31/2025					96,377	2,257,149
	1/31/2025							96,376	2,257,126
Mark P. Schoenberg	1/20/2016	—	—	5.00	1/20/2023	—	—
	12/7/2017	15,000	—	39.26	12/7/2027	—	—
	1/26/2019	7,500	—	42.50	1/26/2029	—	—
	1/26/2019					—	—
	1/31/2020	15,000	—	29.41	1/31/2030	—	—
	1/31/2021	21,000	—	22.07	1/31/2031	—	—
	1/31/2021					—	—
	1/31/2022	12,064	—	7.72	1/31/2032	—	—
	1/31/2022					—	—
	1/31/2023					3,334	78,082
	1/31/2023	20,000	10,000	10.39	1/31/2033	—	234,200
	6/8/2023					10,000	234,200
	9/7/2023					1,667	39,041
	1/31/2024					6,667	156,141
	1/31/2025					20,000	468,400
	1/31/2025							20,000	468,400
Jason Smith	10/1/2020	60,000	—	19.66	10/1/2030	—	—
	1/31/2021	8,000	—	22.07	1/31/2031	—	—
	6/5/2021	15,000	—	17.98	6/5/2031	—	—
	1/31/2022					—	—
	1/31/2022	30,000	—	7.72	1/31/2032	—	—
	1/31/2023					6,667	156,141
	1/31/2023	26,666	13,334	10.39	1/31/2033	—	312,282
	9/7/2023					3,334	78,082
	1/31/2024					11,000	257,620
	1/31/2024							—	—
	1/31/2025					10,000	234,200
	1/31/2025							10,000	234,200

(1)	Options granted to Ms. Barrett, Dr. Schoenberg and Mr. Smith vest in equal annual installments over three years from the vesting commencement date.

(2)

Options to purchase our ordinary shares were granted with a per share exercise price equal to the fair market value of one ordinary share on the date of grant, as determined in good faith by our Board.

(3)

RSU and option grants with amounts that have not yet vested vest in equal annual installments over three years from the grant date. Market value is based on the Company's share price as of December 31, 2025.

(4)

Represents performance stock units which vest (and have now vested), (i) upon the earlier of the receipt of U.S. regulatory approval for Zusduri in the three years following the grant or the occurrence of a change in control, (ii) the achievement of the first commercial sale of Zusduri in the United States following receipt of regulatory approval, or (iii) upon the achievement of cumulative net product sales of Jelmyto and Zusduri as well as continued service. Market value is based on the Company's share price as of December 31, 2025.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, the Company grants stock options to its employees, including the named executive officers. In 2025, we did not grant any stock options, stock appreciation rights or similar instruments with option-like features to our named executive officers. Historically, the Company has generally granted new-hire option awards to our executive officers on or shortly following the executive’s employment start date. For other new hires, new-hire option awards are generally granted in the first week of the month following the new hire’s employment start date. Promotion option grants are generally granted in the month following the promotion date. Our non-employee directors receive automatic grants of initial and annual stock compensation awards which may be in the form of stock options or a combination of stock options and RSU's, at the time of a director’s initial appointment or election to the Board and at the time of each annual meeting of the Company’s shareholders, respectively, pursuant to the Non-Employee Director Compensation Policy, as further described under the heading, “Director Compensation-Non-Employee Director Compensation Policy,” below. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. Because we have a practice of generally granting new-hire and promotion options as described above, the Board and the Compensation Committee generally do not take material non-public information (“MNPI”) into account when determining the timing or terms of awards, and they do not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Item 402(v) Pay Versus Performance

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and named executive officer pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.” For additional information about our pay for performance compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation.”

In accordance with Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO named executive officers and Company performance for the fiscal years listed below.

Required Tabular Disclosure of Pay Versus Performance

The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid for Non-PEO Named Executive Officers" have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive Compensation” section above.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Average Compensation Actually Paid for Non-PEO Named Executive Officers(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Income (Loss)
2025	4,310,624	11,841,327	1,184,629	2,083,905	$264.04	$(153,494,000)
2024	4,149,858	1,943,517	1,231,158	913,979	$120.07	$(126,874,000)
2023	4,639,590	6,316,189	1,434,365	1,958,801	$169.11	$(102,244,000)

(1)	Elizabeth Barrett, our President and Chief Executive Officer, was our PEO for each year reported
(2)	The non-PEO named executive officers, for each year reported were as follows:
2025: Mark Schoenberg, our Chief Medical Officer; and Jason Smith, our General Counsel and Chief Compliance Officer
2024: Chris Degnan, our Chief Financial Officer; Jason Smith, our General Counsel and Chief Compliance Officer; and Don Kim, our former Chief Financial Officer
2023: Mark Schoenberg, our Chief Medical Officer; and Jason Smith, our General Counsel and Chief Compliance Officer
(3)

For fiscal year 2025, the Compensation Actually Paid to the PEO and the average Compensation Actually Paid to the non-PEO named executive officers reflect each of the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for fiscal year 2025, computed in accordance with Item 402(v) of Regulation S-K:

	Adjustments to Determine Compensation Actually Paid for PEO	Adjustments to Determine Compensation Actually Paid for Non-PEO Named Executive Officers
Deduction for Amounts Reported under the "Stock Awards" Column in the SCT	(2,122,211)	(660,600)
Deduction for Amounts Reported under the "Option Awards" Columns in the SCT	-	-
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	4,514,275	1,405,200
Increase for Fair Value of Awards Granted during year that Vest during year	-	-
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year end	5,144,729	809,218
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	23,910	244,734
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	-	-
Increase based upon Incremental Fair Value of Awards Modified during year	-	-
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	-	-
Total Adjustments	7,530,704	1,798,552

For fiscal year 2024, the Compensation Actually Paid to the PEO and the average Compensation Actually Paid to the non-PEO named executive officers reflect each of the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for fiscal year 2023, computed in accordance with Item 402(v) of Regulation S-K:

	Adjustments to Determine Compensation Actually Paid for PEO	Adjustments to Determine Compensation Actually Paid for Non-PEO Named Executive Officers
Deduction for Amounts Reported under the "Stock Awards" Column in the SCT	(2,751,111)	(1,071,230)
Deduction for Amounts Reported under the "Option Awards" Columns in the SCT	-	(695,294)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	1,866,200	1,267,052
Increase for Fair Value of Awards Granted during year that Vest during year	-	-
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year end	(1,401,192)	(459,291)
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	79,762	7,227
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	-	-
Increase based upon Incremental Fair Value of Awards Modified during year	-	-
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	-	-
Total Adjustments	(2,206,341)	(951,536)

For fiscal year 2023, the Compensation Actually Paid to the PEO and the average Compensation Actually Paid to the non-PEO named executive officers reflect each of the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for fiscal year 2023, computed in accordance with Item 402(v) of Regulation S-K:

	Adjustments to Determine Compensation Actually Paid for PEO	Adjustments to Determine Compensation Actually Paid for Non-PEO Named Executive Officers
Deduction for Amounts Reported under the "Stock Awards" Column in the SCT	(2,464,250)	(896,250)
Deduction for Amounts Reported under the "Option Awards" Columns in the SCT	(836,533)	(468,459)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	3,982,234	1,885,051
Increase for Fair Value of Awards Granted during year that Vest during year	-	-
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year end	859,009	286,886
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	136,140	241,644
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	-	-
Increase based upon Incremental Fair Value of Awards Modified during year	-	-
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	-	-
Total Adjustments	1,676,600	1,048,873

(4)

Total shareholder return (“TSR”) is calculated as the difference between the Company’s share price at the beginning and the end of the measurement period, divided by the Company’s share price at the beginning of the measurement period.

Relationship Between Compensation Actually Paid and Company Total Shareholder Return

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO named executive officers, and the Company’s TSR over the three most recently completed fiscal years.

14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Compensation Actually Paid ($ in 000's)
300
250
200
150
100
50
0
Company TSR (value of $100 investment)
2023
2024
2025
TSR
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid

Relationship Between Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our non-PEO named executive officers, and our net loss during the three most recently completed fiscal years.

14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Compensation Actually Paid ($ in 000's)
(100,000)
(110,000)
(120,000)
(130,000)
(140,000)
(150,000)
(160,000)
Company Net Income (Loss) ($ in 000's)
2023
2024
2025
PEO Compensation Actually Paid
Average Other NEO Compensation Actually Paid
Net Loss

The information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

The following table sets forth in summary form information concerning the compensation that we paid or was earned or awarded during the year ended December 31, 2025 to each of our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Stock Awards ($) (2)	Total ($)
Arie Belldegrun, M.D.(2)	200,000	337,486	-	537,486
Cynthia M. Butitta (3)	65,000	168,743	156,000	389,743
Stuart Holden, M.D. (4)	57,500	168,743	156,000	382,243
Leana Wen, M.D., M.Sc. (5)	67,500	168,743	156,000	392,243
Daniel G. Wildman (Wildman Ventures LLC) (6)	71,522	168,743	156,000	396,265
James A. Robinson, Jr. (7)	58,478	168,743	156,000	383,221

(1)

The amounts reported in this column do not reflect the amounts that may actually be received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of options to purchase our ordinary shares, and restricted stock units granted to our non-employee directors during the fiscal year ended December 31, 2025, as computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 17 to the consolidated financial statements appearing in our Form 10-K for the year ended December 31, 2025, filed with the SEC on March 2, 2026. As required by SEC rules, the amounts reported exclude the impact of estimated forfeitures related to service-based vesting conditions. Our non-employee directors who have received shares will only realize compensation with regard to these options to the extent the market price of our ordinary shares is greater than the exercise price of such options.

(2)	Aggregate number of option awards and restricted stock units outstanding held by Dr. Belldegrun at December 31, 2025 were 95,000 and none, respectively.

(3)	Aggregate number of option awards and restricted stock units outstanding held by Ms. Butitta at December 31, 2025 were 122,500 and 6,000, respectively.

(4)	Aggregate number of option awards and restricted stock units outstanding held by Dr. Holden at December 31, 2025 were 82,500 and 6,000, respectively.

(5)	Aggregate number of option awards and restricted stock units outstanding held by Dr. Wen at December 31, 2025 were 42,500 and 6,000, respectively.

(6)	Aggregate number of option awards and restricted stock units outstanding held by Mr. Wildman at December 31, 2025 were 42,500 and 6,000, respectively.

(7)	Aggregate number of option awards and restricted stock units outstanding held by Mr. Robinson at December 31, 2025 were 37,500 and 6,000, respectively.

Non-Employee Director Compensation Policy

The cash fees paid to or earned by our directors in 2025, as reflected in the table above, were paid pursuant to our non-employee director compensation policy. Pursuant to our non-employee director compensation policy, each of our directors who is not an employee of our company, which is currently all directors other than Ms. Barrett, is eligible to receive compensation for service on our Board and committees of our Board. Our non-employee director compensation policy is contained within the Compensation Policy. Under our non-employee director compensation policy, each non-employee member of our Board is entitled to receive a cash retainer in the following amounts for service in each specified role:

Annual Board Service Retainer:

●	Chair of the Board: $195,000
●	All other eligible directors: $45,000

Annual Committee Member Service Retainer (in addition to Board Service Retainer):

●	Member of the Audit Committee: $7,500
●	Member of the Compensation Committee: $5,000
●	Member of the Nominating and Corporate Governance Committee: $5,000
●	Member of the Compliance Committee: $5,000

Annual Committee Chair Service Retainer (in addition to Committee Member Service Retainer):

●	Chair of the Audit Committee: $20,000
●	Chair of the Compensation Committee: $15,000
●	Chair of the Nominating and Corporate Governance Committee: $15,000
●	Chair of the Compliance Committee: $15,000

Under the current non-employee director compensation policy, each non-employee director is also entitled to receive either (i) an initial option grant to purchase 40,000 of our ordinary shares or (ii) an option to purchase 20,000 ordinary shares and 16,000 restricted stock units, and an annual grant of either (i) an option to purchase 20,000 of our ordinary shares or (ii) an option to purchase 10,000 of our ordinary shares and 8,000 restricted stock units on the date of each annual shareholders meeting of the Company, contingent upon their continued service as a non-employee member of the Board. If a director joins the Board between annual meetings, the annual grant awarded at his/her first annual meeting will be pro-rated based on the duration of service leading up to the meeting date: (i) for service between 0 (zero) and 90 (ninety) days – no grant; (ii) for service between 91 (ninety-one) and 180 (one hundred eighty) days – 50% of the grant set forth above; and (iii) for service of at least 181 (one hundred eighty-one) days – 100% of the grant set forth above. The exercise price per share of each stock option granted under the non-employee director compensation policy will be equal to 100% of the fair market value of the underlying ordinary share on the date of grant. The initial option grants and restricted stock unit grant vest in equal quarterly installments over a period of three years. The annual option grants and restricted stock unit grants vest in equal quarterly installments over a period of one year. Additionally, a grant in excess of the initial grant may be applied as an inducement for eligible or prospective non-employee directors.

In 2025, we adopted a restricted stock unit deferral program which allows our non-employee directors to defer settlement of restricted stock units granted to such non-employee director under the Compensation Policy (as it may be amended from time to time) until the earlier of (i) the date that is 30 days following the date on which the director ceases to serve as a member of the Board and (ii) a change of control of the Company.

Our non-employee directors also received reimbursement of their actual out-of-pocket costs and expenses incurred in connection with attending Board meetings.

TRANSACTIONS WITH RELATED PERSONS

Certain Related-Person Transactions

Described below are all transactions occurring since January 1, 2024 to which we were a party and in which (i) the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and (ii) a director, executive officer, holder of more than 5% of our outstanding ordinary shares, or any member of such person’s immediate family had or will have a direct or indirect material interest, other than (a) the equity and other compensation agreements that are described under “Executive Compensation” and “Director Compensation” and compensation to other executive officers that would have been disclosed in the “Executive Compensation” section if any such executive officer had been a named executive officer, and (b) such transactions that are not required to be described under this item pursuant to the instructions to Item 404(a) of Regulation S-K. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.

On February 14, 2025, the Company entered into an Asset Purchase Agreement (the “Agreement”) with IconOVir Bio, Inc. (“IconOVir”), pursuant to which the Company purchased and acquired certain assets of IconOVir, including the product candidate ICVB-1042 and certain contracts, intellectual property rights, regulatory applications, submissions and registrations, and data and other rights related thereto, and assumed certain liabilities and obligations of IconOVir arising under certain contracts of IconOVir acquired by the Company. As consideration for the acquired assets, the Company (i) issued 374,843 ordinary shares of the Company (the “Company Shares”) to IconOVir, which represents a purchase price of $4.0 million divided by the volume-weighted average closing price of the Company Shares on The Nasdaq Stock Market over the 30 consecutive trading days ending on (and including) the trading day immediately prior to the closing of the acquisition, (ii) agreed to pay IconOVir a one-time payment of $15.0 million in cash upon the achievement of a cumulative aggregate worldwide net sales milestone for all products, including combination products, that incorporate or comprise ICVB-1042 (“ICVB Products”), (iii) agreed to pay IconOVir a low, single-digit percentage royalty, on an ICVB Product-by-ICVB Product basis, on the annual, worldwide net sales of such ICVB Product during the royalty term, subject to certain reductions as set forth in the Agreement, and (iv) agreed to assume certain immaterial liabilities arising under certain acquired contracts ((i), (ii), (iii), and (iv) collectively, the “Purchase Price”).

Entities affiliated with Arie Belldegrun, M.D., the Chair of the Board of Directors of the Company, held certain promissory notes of IconOVir that may entitle such entities to receive, in the aggregate, approximately 28.3% of the Purchase Price.

Indemnification agreements

Our articles of association permit us to exculpate, indemnify and insure each of our directors and executive officers to the fullest extent permitted by the Companies Law. We have entered into indemnification agreements with each of our directors and executive officers, undertaking to indemnify them to the fullest extent permitted by Israeli law, to the extent that these liabilities are not covered by insurance. We have also obtained Directors and Officers insurance for each of our executive officers and directors.

Policies and Procedures for Transactions with Related Persons

We adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 and 1% of the average of our total assets at year-end for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director that are approved by the Compensation Committee are not covered by this policy. A “related person” is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, interests, direct and indirect, of the related persons, benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, is required to take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are shareholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or UroGen at (646) 768-9780 or by mail to UroGen Pharma Ltd., Attention: Corporate Secretary, 400 Alexander Park Drive, 4th Floor, Princeton, New Jersey 08540. Shareholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

DISCUSSION OF AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Members of our management will be available at the Annual Meeting to discuss our audited consolidated financial statements for the fiscal year ended December 31, 2025, a copy of which is included in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 2, 2026.

OTHER MATTERS

The Board, at the time of the preparation of this proxy statement, knows of no other matters to come before the Annual Meeting other than that referred to herein. If any other matters should properly come before the Annual Meeting, the persons named in the proxy card will have discretionary authority to vote all proxies in accordance with his or her best judgment.

By Order of the Board

/s/ Chris Degnan

Chris Degnan

Chief Financial Officer

April 30, 2026

A copy of the Company’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request to: UroGen Pharma Ltd., Attention: Corporate Secretary, 400 Alexander Park Drive, 4th Floor, Princeton, New Jersey 08540.

APPENDIX A-1

PROPOSED ARTICLES OF ASSOCIATION

ARTICLES OF ASSOCIATION

OF

UROGEN PHARMA LTD.

A COMPANY LIMITED BY SHARES

UNDER THE COMPANIES LAW, 5759-1999

1.	INTERPRETATION

1.1.	In these Articles, unless the context requires otherwise, the following capitalized terms shall have the meanings set opposite them:

1.1.1.	“Articles” means these Articles of Association, as may be amended from time to time;

1.1.2.	“Board” means the board of directors of the Company;

1.1.3.	“Business Day” means any day other than a Saturday, Sunday and any day on which banks in Israel are closed or on which the NASDAQ is closed;

1.1.4.	“Chairman of the Board” has the meaning set out in Article 16.4;

1.1.5.

“Companies Law” means the Israeli Companies Law, 5759-1999, as amended from time to time, including the regulations promulgated thereunder, or any other law which may come in its stead, including all amendments made thereto;

1.1.6.	“Company” means UroGen Pharma Ltd.;

1.1.7.	“Compensation Committee” has the meaning set out in the Companies Law;

1.1.8.	“Derivative Transaction” has the meaning set out in Article 12.7;

1.1.9.	“External Director” has the meaning set out in the Companies Law;

1.1.10.	“General Meeting” means either an annual or an extraordinary meeting of the shareholders;

1.1.11.

“Incapacitated Person” means any person whose capacity to effect legal action was denied or restricted by a court of competent jurisdiction or pursuant to the laws of the jurisdiction applicable to him and a bankrupt person in respect of whom no rehabilitation has been granted;

1.1.12.	“NASDAQ” means the Nasdaq Stock Market;

1.1.13.	“Nominees” has the meaning set out in Article 15.2;

1.1.14.	“Office” means the registered office of the Company at that time;

1.1.15.	“Office Holder” has the meaning set out in the Companies Law;

1.1.16 .	“Ordinary Shares” means ordinary shares of the Company with a nominal value of NIS 0.01 each;

1.1.17.	“Proposal Request” has the meaning set out in Article 12.5;

1.1.18.	“Proposing Shareholder” has the meaning set out in Article 12.5;

1.1.19.	“Register” means the register of shareholders administered in accordance with the Companies Law;

1.1.20.	“Rights” has the meaning set out in Article 24.9;

1.1.21.	“SEC” means the U.S. Securities and Exchange Commission;

1.1.22.	“Special Fund” has the meaning set out in Article 24.9; and

1.1.23.	“U.S. Rules” means the applicable rules of the NASDAQ and U.S. securities laws, regulations and rules, as amended from time to time.

1.2.

Reference to “writing”, “written” or similar expressions in these Articles means handwriting, typewriting, photography, telex, email, other electronic form or any other legible form of writing. Reference to a “person” or “persons” shall also include corporations, companies, cooperative societies, partnerships, trusts of any kind or any other body of persons, whether incorporated or otherwise.

1.3.

Subject to the provisions of this Article 1 and unless the context necessitates another meaning, terms and expressions in these Articles which have been defined in the Companies Law shall have the meanings ascribed to them therein.

1.4.	Words in the singular shall also include the plural, and vice versa. Words in the masculine shall include the feminine and vice versa.

1.5.	The captions to articles in these Articles are intended for the convenience of the reader only, and no use shall be made thereof in the interpretation of these Articles.

2.	LIMITED LIABILITY

The Company is a company with limited liability and therefore each shareholder’s liability for the Company’s obligations shall be limited to the payment of the nominal value of the shares held by such shareholder, subject to the provisions of the Companies Law.

3.	OBJECTIVES

The Company’s objectives are to engage in any lawful activity.  The Company may donate a reasonable amount of money for any purpose that the Board finds appropriate, even if the donation is not for business considerations or for the purpose of achieving profits for the Company.

4.	REGISTERED OFFICE

The Office shall be at such place as decided by the Board from time to time.

5.	AUTHORIZED SHARE CAPITAL

The authorized share capital of the Company shall consist of NIS 1,000,000 (one million New Israeli Shekels) divided into 100,000,000 (one hundred million) Ordinary Shares.

6.	RIGHTS ATTACHING TO THE ORDINARY SHARES

6.1.	The Ordinary Shares shall rank pari passu between them in all respects.

6.2.

The Ordinary Shares in respect of which all calls have been fully paid shall confer on the holders thereof the right to attend and to vote at General Meetings of the Company, both annual as well as extraordinary meetings. Each Ordinary Share shall confer on its holder one vote at a General Meeting of the Company.

6.3.

The Ordinary Shares shall confer on a holder thereof the right to receive a dividend, to participate in a distribution of bonus shares and to participate in the distribution of the assets of the Company upon its winding-up, pro rata to the nominal amount paid up on the shares or credited as paid up in respect thereof, and without reference to any premium which may have been paid in respect thereof.

7.	MODIFICATION OF CLASS RIGHTS

7.1.

Subject to applicable law, if at any time the share capital of the Company is divided into different classes of shares and unless the terms of issue of such class of shares otherwise stipulate, the rights attaching to any class of shares (including rights prescribed in the terms of issue of the shares) may be altered, modified or canceled by a resolution passed at a separate class meeting of the shareholders of that class.

7.2.

The provisions contained in these Articles with regard to General Meetings shall apply, mutatis mutandis as the case may be, to every class meeting of the holders of each such class of the Company’s shares.

7.3.

Unless otherwise provided by these Articles, the increase of an authorized class of shares, or the issuance of additional shares thereof out of the authorized and unissued share capital, shall not be deemed, for purposes of this Article 7, to modify or abrogate the rights attached to previously issued shares of such class or of any other class.

8.	UNISSUED SHARE CAPITAL

8.1.

The unissued shares in the capital of the Company shall be under the control of the Board (and, to the full extent permitted by law, any committee designated thereby), which shall be entitled to issue or otherwise grant the same to such persons under such restrictions and conditions as it shall deem fit, whether for consideration or otherwise, and whether for consideration in cash or for consideration which is not in cash, above their nominal value or at a discount, all on such conditions, in such manner and at such times as the Board (or such committee) shall deem fit, subject to the provisions of the Companies Law.  The Board (or such committee) shall be entitled, inter alia, to differentiate between shareholders with regard to the amounts of calls in respect of the allotment of shares (to the extent that there are calls) and with regard to the time for payment thereof.  The Board (or such committee) may also issue options or warrants or other securities for the purchase of shares of the Company and prescribe the manner of the exercise of such options or warrants or other securities, including the time and price for such exercise and any other provision which is relevant to the method for distributing the issued shares of the Company amongst the purchasers thereof.

8.2.	The Board shall be entitled to prescribe the times for the issue of shares of the Company and the conditions therefor and any other matter which may arise in connection with the issue thereof.

8.3.

In every case of a rights offering, the Board shall be entitled, in its discretion, to resolve any problems and difficulties arising or that are likely to arise in regard to fractions of rights, and without prejudice to the generality of the foregoing, the Board shall be entitled to specify that no shares shall be allotted in respect of fractions of rights, or that fractions of rights shall be sold and the net proceeds shall be paid to the persons entitled to the fractions of rights, or, in accordance with a decision by the Board, to the benefit of the Company.

9.	INCREASE OF CAPITAL; ALTERATIONS TO CAPITAL

9.1.

The Company may, from time to time, by a resolution of the shareholders at a General Meeting, increase its share capital by way of the creation of new shares, whether or not all the existing shares have been issued up to the date of the resolution, whether or not it has been decided to issue same, and whether or not calls have been made on all the issued shares.

9.2.

The increase of share capital shall be in such amount and divided into shares of such nominal value, and with such restrictions and conditions and with such rights and privileges as the resolution dealing with the creation of the shares prescribes, and if no provisions are contained in the resolution, then as the Board shall prescribe.

9.3.

Unless otherwise stated in the resolution approving the increase of the share capital, the new shares shall be subject to those provisions in regard to issue, allotment, alteration of rights, payment of calls, liens, forfeiture, transfer, transmission and other provisions which apply to the shares of the Company.

9.4.	The Company may, subject to any applicable provisions of the Companies Law:

9.4.1.

consolidate its issued or unissued share capital, or any part thereof, including into shares of a per share par value which is larger, equal to or smaller than the per share par value of its existing shares;

9.4.2.

sub-divide its issued or unissued share capital, in whole or in part, into shares of a smaller or the same par value of the existing shares and without prejudice to the foregoing, one or more of the shares so created may be granted any preferred or deferred rights or any special rights with regard to dividends, participation in assets upon winding-up, voting and so forth, subject to the provisions of these Articles;

9.4.3.	reduce its share capital; or

9.4.4.	cancel any shares which on the date of passing of the resolution have not been issued and to reduce its share capital by the amount of such shares.

9.5.

In the event of any of the actions described in Article 9.4 above, the Board shall be entitled to prescribe arrangements necessary in order to resolve any difficulty arising or that are likely to arise in connection with such consolidation or other action, including to (i) allot, in contemplation of or subsequent to such consolidation or other action, shares or fractional shares sufficient to preclude or remove fractional share holdings; (ii) redeem, subject to applicable law, such shares or fractional shares sufficient to preclude or remove fractional share holdings; (iii) round up, round down or round to the nearest whole number, any fractional shares resulting from the consolidation or from any other action which may result in fractional shares; or (iv) cause the transfer of fractional shares by certain shareholders to other shareholders thereof so as to most expediently preclude or remove any fractional shareholdings, and, cause the transferees of such fractional shares to pay the transferors thereof the fair value thereof, and the Board is hereby authorized to act in connection with such transfer, as agent for the transferors and transferees of any such fractional shares, with full power of substitution, for the purposes of implementing the provisions of this Article 9.5.

10.	SHARE CERTIFICATES

10.1.	Uncertificated Shares.

10.1.1.	Unless otherwise determined by the Board, the shares shall not be certificated.

10.2.	Certificated Shares.

To the extent shares are certificated:

10.2.1.

Share certificates evidencing title to the shares of the Company shall be issued under the seal or rubber stamp of the Company or the Company’s name stamped or printed, together with the signatures of two members of the Board, or one director together with the Chief Executive Officer, the Chief Financial Officer or any other person designated by the Board. The Board shall be entitled to decide that the signatures be effected in any mechanical or electronic form, provided that the signature shall be effected under the supervision of the Board in such manner as it prescribes.

10.2.2.	Every shareholder shall be entitled, free of charge, to one certificate in respect of all the shares of a single class registered in his name in the Register.

10.2.3.

The Company shall not refuse a request by a shareholder to obtain several certificates in place of one certificate, unless such request is, in the opinion of the Board, unreasonable.  Where a shareholder has sold or transferred some of his shares, he shall be entitled, free of charge, to receive a certificate in respect of his remaining shares, provided that the previous certificate is delivered to the Company before the issuance of a new certificate.

10.2.4.	Every share certificate shall specify the number of shares in respect of which such certificate is issued and may also specify the amounts which have been paid up in respect of each such share.

10.2.5.

A share certificate registered in the names of two (2) or more persons shall be delivered to one of the joint holders, and the Company shall not be obliged to issue more than one certificate to all the joint holders of shares and the delivery of such certificate to one (1) of the joint holders shall be deemed to be delivery to all of them.

10.2.6.

If a share certificate should be lost, destroyed or defaced, the Company shall be entitled to issue a new certificate in its place, provided that the certificate is delivered to it and destroyed by it, or it is proved to the satisfaction of the Board that the certificate was lost or destroyed and security has been received to its satisfaction in respect of any possible damages and after payment of such amount as the Board shall prescribe.

10.3.

No person shall be recognized by the Company as having any right to a share unless such person is the registered owner of the shares in the Register.  The Company shall not be bound by and shall not recognize any right or privilege pursuant to the laws of equity, or a fiduciary relationship or a chose in action, future or partial, in any share, or a right or privilege to a fraction of a share, or (unless these Articles otherwise direct) any other right in respect of a share, except the absolute right to the share as a whole, where same is vested in the owner registered in the Register.

11.	TRANSFER AND TRANSMISSION OF SHARES

11.1.

No transfer of shares shall be registered unless a proper instrument of transfer is delivered to the Company or, in the case of shares registered with a transfer agent, delivered to such transfer agent or to such other place specified for this purpose by the Board.  Subject to the provisions of these Articles, an instrument of transfer of a share in the Company shall be signed by the transferor and the transferee.  Notwithstanding anything to the contrary herein, shares registered in the name of The Depository Trust Company (or other entity providing similar functions) or its nominee shall be transferrable in accordance with the policies and procedures of The Depository Trust Company (or other entity providing similar functions). The Board may approve other methods of recognizing the transfer of shares in order to facilitate the trading of the Company’s shares on the NASDAQ or on any other stock exchange.  The transferor shall be deemed to remain the holder of the share up until the time the name of the transferee is registered in the Register in respect of the transferred share.

11.2.	Insofar as the circumstances permit, the instrument of transfer of a share shall be substantially in the form set out below, or in any other form that the Board may approve.

I _______________, I.D.  _______________ of _______________ (the “Transferor”), in consideration for an amount of _______________ (in words) paid to me by _______________ I.D.  _______________ of _______________ (hereinafter: the “Transferee”), hereby transfer to the Transferee _______________ ______________ shares of nominal value NIS _______________ each, marked with the numbers _______________ to _______________ (inclusive) of UroGen Pharma Ltd., to be held by the Transferee, the assignee of his rights and his successors-in title, under all the same conditions under which I held same prior to the signing of this instrument, and I, the Transferee, hereby agree to accept the aforementioned shares in accordance with the above mentioned conditions.

In witness whereof we have hereunto signed this _____ day of _______ 20__.

Transferor _______________ Transferee _______________

Witnesses to Signature ______________

11.3.	The Company may close the transfer registers and the Register for such period of time as the Board shall deem fit.

11.4.

Every instrument of transfer shall be submitted to the Office or to such other place as the Board shall prescribe, for purposes of registration, together with the share certificates to be transferred, or if no such certificate was issued, together with a letter of allotment of the shares to be transferred, and such other proof as the Board may demand in regard to the transferor’s right of title or his right to transfer the shares.  The Board shall have the right to refuse to recognize an assignment of shares until the appropriate securities under the circumstances have been provided, as shall be determined by the Board in a specific case or from time to time in general.  Instruments of transfer which serve as the basis for transfers that are registered shall remain with the Company.

11.5.	Every instrument of transfer shall relate to one class of shares only, unless the Board shall otherwise agree.

11.6.

The executors of the will or administrator of a deceased shareholder’s estate (such shareholder not being one of a joint owners of a share) or, in the absence of an administrator of the estate or executor of the will, the persons specified in Article 11.7 below, shall be entitled to demand that the Company recognize them as owners of rights in the share.  The provisions of Article 11.4 above shall apply, mutatis mutandis, also in regard to this Article.

11.7.

In the case of the death of one of the holders of a share registered in the names of two or more persons, the Company shall recognize only the surviving owners as persons having rights in the share.  However, the aforementioned shall not be construed as releasing the estate of a deceased joint shareholder from any and all undertakings in respect of the shares.  Any person who shall become an owner of shares following the death of a shareholder shall be entitled to be registered as owner of such shares after having presented to an officer of the Company to be designated by the Chief Executive Officer an inheritance order or probation order or order of appointment of an administrator of estate and any other proof as required - if these are sufficient in the opinion of such officer - testifying to such person’s right to appear as shareholder in accordance with these Articles, and which shall testify to his title to such shares.  The provisions of Article 11.4 above shall apply, mutatis mutandis, also in regard to this Article.

11.8.

The receiver or liquidator of a shareholder who is a company or the trustee in bankruptcy or the official receiver of a shareholder who is bankrupt, upon presenting appropriate proof to the satisfaction of an officer of the Company to be designated by the Chief Executive Officer that such shareholder has the right to appear in this capacity and which testifies to such shareholder’s title, may, with the consent of the Board (the Board shall not be obligated to give such consent) be registered as the owner of such shares.  Furthermore, such shareholder may assign such shares in accordance with the rules prescribed in these Articles.  The provisions of Article 11.4 above shall apply, mutatis mutandis, also in regard to this Article.

11.9.

A person entitled to be registered as a shareholder following assignment pursuant to these Articles shall be entitled, if approved by the Board and to the extent and under the conditions prescribed by the Board, to dividends and any other monies paid in respect of the shares, and shall be entitled to give the Company confirmation of the payments; however, he shall not be entitled to be present or to vote at any General Meeting of the Company or, subject to the provisions of these Articles, to make use of any rights of shareholders, until he has been registered as owner of such shares in the Register.

12.	GENERAL MEETING

12.1.

An annual General Meeting shall be held at such time and at such place as the Board shall determine either within or outside the State of Israel.  Such annual General Meeting shall be called an annual meeting, and all other meetings of the shareholders shall be called extraordinary meetings.

12.2.	The Board may call an extraordinary meeting whenever it sees fit to do so, at such time and at such place as the Board shall determine either within or outside the State of Israel.

12.3.	[INTENTIONALLY OMITTED]

12.4.

The Company is not required to give notice of a General Meeting, subject to any mandatory provision of the Companies Law or other applicable law or regulation.  Subject to the mandatory provisions of the Companies Law or other applicable law or regulation, in counting the number of days of prior notice given, the day of publication of the notice shall not be counted, but the day of the meeting shall be counted.  The notice shall specify those items and contain such information as shall be required by the Companies Law and any other applicable law and regulations.

12.5.

Any shareholder or shareholders of the Company that have the right under the Companies Law to request that a certain matter be included on the agenda of a General Meeting to be held in the future (a “Proposing Shareholder”) may submit such a request in accordance with and subject to the Companies Law and these Articles, provided that the matter is appropriate to be considered at the relevant General Meeting and the request is timely made (a “Proposal Request”).  Subject to any requirements under the Companies Law, to be considered timely and appropriate for the agenda of the relevant General Meeting, a Proposal Request must be delivered, either in person or by certified mail, postage prepaid, and received at the Office, (i) in the case of a General Meeting that is an annual meeting, no less than sixty (60) days nor more than one-hundred twenty (120) days prior to the date of the first anniversary of the preceding year’s annual meeting, provided, however, that, in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the Proposing Shareholder, in order to be timely and appropriate for the agenda of the relevant General Meeting, must be received no earlier than the close of business one-hundred twenty (120) days prior to such annual meeting and no later than the close of business on the later of ninety (90) days prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, and (ii) in the case of a General Meeting that is an extraordinary meeting, no earlier than one-hundred twenty (120) days prior to such extraordinary meeting and no later than the close of business on the later of sixty (60) days prior to such extraordinary meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, subject to applicable law.

12.6.

A Proposal Request shall also set forth: (i) the name and address of the Proposing Shareholder making the request; (ii) a representation that the Proposing Shareholder is a holder of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting; (iii) a description of all arrangements or understandings between the Proposing Shareholder and any other person or persons (naming such person or persons) in connection with the subject which is requested to be included in the agenda; (iv) a description of all Derivative Transactions (as defined below) by the Proposing Shareholder during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions; and (v) a declaration that all the information that is required under the Companies Law and any other applicable law to be provided to the Company in connection with such subject, if any, has been provided.  Furthermore, the Board, may, in its discretion, to the extent it deems necessary, request that the Proposing Shareholder(s) provide additional information necessary so as to include a subject in the agenda of a General Meeting, as the Board may reasonably require.  The information required pursuant to this Article 12.6 shall be updated as of the date the Proposing Shareholder submits the Proposal Request.

12.7.

A “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proposing Shareholder or any of its affiliates or associates, whether of record or beneficial: (a) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Company, (b) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company, (c) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or (d) which provides the right to vote or increase or decrease the voting power of such Proposing Shareholder, or any of its affiliates or associates, with respect to any shares or other securities of the Company, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proposing Shareholder in the shares or other securities of the Company held by any general or limited partnership, or any limited liability company, of which such Proposing Shareholder is, directly or indirectly, a general partner or managing member.

12.8.

Subject to Article 13.9 below, in the event that the Company has established that an adjourned meeting shall be held on such date which is earlier or later than the date provided for in Section 78(b) of the Companies Law, such date shall be included in the notice.  The Company may add additional places for shareholders to review the full text of the proposed resolutions, including an internet site.  The notice shall be provided in the manner prescribed in Article 27.  In no event shall the public announcement of an adjournment or postponement of a General Meeting commence a new time period (or extend any time period) for the giving of a Proposal Request as described above.

12.9.

Subject to any requirements under the Companies Law, nominations of persons for election to the Board may only be made at an extraordinary meeting if directors are to be elected at such meeting (a) by or at the direction of the Board, or (b) by a Proposing Shareholder who is entitled to vote at the meeting and who complies with the notice procedures set forth in Articles 12.5 and 12.6 above.

13.	PROCEEDINGS AT GENERAL MEETING

13.1.

No business shall be conducted at a General Meeting unless a quorum is present when the meeting proceeds to business.  Except in cases where it is otherwise stipulated, a quorum shall be constituted when there are personally present, or represented by proxy, at least two (2) shareholders who hold, in the aggregate, at least thirty-three and one-third percent (33 1/3%) of the voting rights in the Company.  A proxy may be deemed to be two (2) or more shareholders pursuant to the number of shareholders such proxy represents.

13.2.

If within half an hour from the time appointed for the meeting, a quorum is not present, without there being an obligation to notify the shareholders to that effect, the meeting shall be adjourned to the same day in the following week, at the same hour and at the same place or to an earlier or later time and date if so specified in the notice of the meeting, unless such day shall fall on a statutory holiday (either in Israel or in the United States), in which case the meeting will be adjourned to the first Business Day afterwards.

13.3.

If the original meeting was convened upon requisition under Section 63, 64 or 65 of the Companies Law, then one or more shareholders, present in person or by proxy and holding the number of shares required for making a requisition under Section 63 of the Companies Law, shall constitute a quorum at the adjourned meeting, but in any other case any shareholder or shareholders present in person or by proxy shall constitute a quorum at the adjourned meeting.

13.4.

The Chairman of the Board, or any other person appointed for this purpose by the Board, shall preside at every General Meeting.  If within fifteen (15) minutes from the time appointed for the meeting, the designated chairman for the meeting shall not be present, then any of the following may preside as chairman of the General Meeting (and in the following order): any director, the Chief Executive Officer, the Chief Financial Officer, the Secretary of the Company, or any person designated by the foregoing.  If none of the foregoing persons is present, willing and able to act as chairman for the meeting, then the shareholders present at the meeting (in person or by proxy) shall elect one of their number to serve as chairman of the meeting.

13.5.

Except as required under the Companies Law or these Articles, any resolution of the shareholders shall be adopted by a majority of the voting power present and voting on such resolution at the applicable General Meeting, in person or by proxy.  Each shareholder shall be entitled to the number of votes to which such shareholder is entitled on the basis of the number of Ordinary Shares held by such shareholder and shall vote all of the Ordinary Shares or any part thereof at his sole discretion.

13.6.

Where a poll has been demanded, the chairman of the meeting shall be entitled - but not obliged - to accede to the demand.  Where the chairman of the meeting has decided to hold a poll, such poll shall be held in such manner, at such time and at such place as the chairman of the meeting directs, either immediately or after an interval or postponement, or in any other way, and the results of the vote shall be deemed to be the resolution at the meeting at which the poll was demanded.  A person demanding a poll may withdraw his demand prior to the poll being held.

13.7.	A demand for the holding of a poll shall not prevent the continued business of the meeting on all other questions apart of the question in respect of which a poll was demanded.

13.8.

The announcement by the chairman of the meeting that a resolution has been passed unanimously or by a particular majority, or has been rejected, and a note recorded to that effect in the Company’s minute book, shall serve as prima facie proof of such fact, and there shall be no necessity for proving the number of votes or the proportion of votes given for or against the resolution, unless otherwise required under applicable law and regulation.

13.9.

The chairman of a General Meeting at which a quorum is present may, with the consent of holders of a majority of the voting power represented in person and by proxy and voting on the question of adjournment, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called.  Subject to these Articles, it shall not be necessary to give any notice of an adjournment unless the meeting is adjourned for more than twenty-one (21) days, in which case notice thereof shall be given in the manner required for the meeting as originally called.  Where a General Meeting has been adjourned without changing its agenda, to a date which is not more than twenty-one (21) days, notices shall be given for the new date, as early as possible, and by no later than seventy-two (72) hours before the General Meeting. The Board may postpone or adjourn a General Meeting prior to its commencement.

14.	VOTES OF SHAREHOLDERS

14.1.	The voting rights of every shareholder entitled to vote at a General Meeting shall be as set forth in Article 6.2 of these Articles.

14.2.

In the case of joint shareholders, the vote of the senior joint holder, given personally or by proxy, shall be accepted, to the exclusion of the vote of the remaining joint shareholders, and for these purposes the senior of the joint shareholders shall be the person amongst the joint holders whose name appears first in the Register.

14.3.

A shareholder who is an Incapacitated Person may vote solely through his guardian or other person who fulfills the function of such guardian and who was appointed by a court or other competent authority, and any guardian or other person as aforesaid shall be entitled to vote by way of a proxy, or in such manner as the court or other competent authority directs.

14.4.

Any corporation which is a shareholder of the Company shall be entitled, by way of resolution of its board of directors or another organ which manages said corporation, to appoint such person which it deems fit, whether or not such person is a shareholder of the Company, to act as its representative at any General Meeting of the Company or at a meeting of a class of shares in the Company which such corporation is entitled to attend and to vote thereat, and the appointed as aforesaid shall be entitled, on behalf of the corporation whom he represents, to exercise all of the same powers and authorities which the corporation itself could have exercised had it been a natural person holding shares of the Company.

14.5.

Every shareholder who is entitled to attend and vote at a General Meeting of the Company shall be entitled to appoint a proxy.  A proxy can be appointed by more than one shareholder and vote in different ways on behalf of each principal.

14.6.

The instrument appointing a proxy shall be in writing signed by the person making the appointment or by his authorized representative, and if the person making the appointment is a corporation, the power of attorney shall be signed in the manner in which the corporation signs on documents which bind it, and a certificate of an attorney with regard to the authority of the signatories to bind the corporation shall be attached thereto.  The proxy need not be a shareholder of the Company.

14.7.

The instrument appointing a proxy, or a copy thereof certified by an attorney, shall be lodged at the Office, or at such other place as the Board shall specify, not less than forty-eight (48) hours prior to the General Meeting at which the proxy intends to vote based on such instrument of proxy (or such shorter period as the notice of the General Meeting shall specify).  Notwithstanding the above, the chairman of the meeting shall have the right to waive the time requirement provided above with respect to all instruments of proxies and to accept any and all instruments of proxy until the beginning of a General Meeting.  A document appointing a proxy shall be valid for every adjourned meeting of the General Meeting to which the document relates.

14.8.

Every instrument appointing a proxy, whether for a meeting specifically indicated, or otherwise, shall, as far as circumstances permit, be substantially in the following form, or in any other form approved by the Board:

I ______________ of ______________ being a shareholder holding shares in UroGen Pharma Ltd., hereby appoint Mr.  ______________ of ______________ or failing him, Mr.  ______________ of ______________, or failing him, Mr.  ______________ of ______________, to vote in my name, place and stead at the (ordinary/extraordinary) General Meeting of the Company to be held on the ____ of ______ 20__, and at any adjourned meeting thereof.

In witness whereof I have hereto set my hand on the _____ day of _____.

14.9.	No shareholder shall be entitled to vote at a General Meeting unless he has paid all of the calls and all of the amounts due from him, for the time being, in respect of his shares.

14.10.

A vote given in accordance with the instructions contained in an instrument appointing a proxy shall be valid notwithstanding the death or bankruptcy of the appointer, or the revocation of the proxy, or the transfer of the share in respect of which the vote was given as aforesaid, unless notice in writing of the death, revocation or transfer is received at the Office, or by the chairman of the meeting, prior to such vote.

14.11.

Subject to the Companies Law, an instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company or the chairman of the meeting, subsequent to receipt by the Company of such instrument, of written notice signed by the person signing such instrument or by the shareholder appointing such proxy revoking the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy, provided such notice of revocation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 14.7 hereof, or (ii) if the appointing shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the chairman of such meeting of written notice from such shareholder of the revocation of such appointment, or if and when such shareholder votes at such meeting.  A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the revocation or purported revocation of the appointment, or the presence in person or vote of the appointing shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 14.11 at or prior to the time such vote was cast.

15.	THE BOARD OF DIRECTORS

15.1.

The prescribed number of directors of the Company shall be between five (5) and nine (9) (including the External Directors, if any), as may be fixed from time to time by the Board.  Any director shall be eligible for re-election upon termination of his term of office, subject to applicable law.

15.2.

Prior to every annual General Meeting of the Company, the Board (or a duly authorized committee of the Board) may select, via a resolution adopted by a majority of the Board (or such committee), the persons to be proposed to the shareholders for election as directors at such annual General Meeting for service until the next annual General Meeting (the “Nominees”).

15.3.	The Nominees shall be elected by a resolution at the annual General Meeting at which they are subject to election.

15.4.

Every director, other than External Directors (if any), shall hold office until the end of the next annual General Meeting following the annual General Meeting at which he was elected, unless his office is vacated in accordance with Articles 15.7 or 16.5 below.  If, at an annual General Meeting, no Nominees are proposed by either the Board or shareholders, or if no Nominees are elected, the directors then in office shall continue to hold office until the convening of a General Meeting at which Nominees shall be proposed and elected.

15.5.

If the office of a director shall be vacated, or if the number of incumbent directors is less than the maximum prescribed by Article 15.1 above, leaving one or more available offices unfilled, the Board shall be entitled to appoint another director in each office that has become or remains vacated, and such Board-appointed director (or directors) shall hold office until replaced in the manner set out in Article 15.4 above.  This Article 15.5 shall not apply to a vacated office of an External Director, which may be filled only in accordance with Article 15.9 below, unless the minimum number of External Directors required under the Companies Law are in office at that time or the Company otherwise is not required to appoint an External Director to such office in accordance with the Companies Law.

15.6.

The directors in their capacity as such shall be entitled to receive remuneration as shall be determined in compliance with the Companies Law.  The conditions (including remuneration) of the terms of office of members of the Board shall be decided by the Board or any duly authorized committee thereof, subject to the Companies Law.  The remuneration of directors may be fixed as an overall payment or other consideration, or as a payment or other consideration in respect of attendance at meetings of the Board or a committee thereof, or a combination of both.  In addition to his remuneration, each director shall be entitled to be reimbursed, retroactively or in advance, in respect of his reasonable expenses connected with performing his functions and services as a director.  Such entitlement shall be determined in accordance with, and shall be subject to, a specific resolution or policy adopted by the Board regarding such matter and in accordance with the requirements of applicable law.

15.7.

Subject to the provisions of the Companies Law with regard to External Directors and subject to Article 15.4 above and Article 16.5 below, the office of a member of the Board shall be vacated in any one of the following events:

15.7.1.	if he resigns his office by way of a letter signed by him, lodged at the Office;

15.7.2.	if he is declared bankrupt;

15.7.3.	if he becomes insane or unsound of mind;

15.7.4.	upon his death;

15.7.5.	if he is prevented by applicable law from serving as a director of the Company;

15.7.6.	if the Board terminates his office in accordance with Section 231 of the Companies Law;

15.7.7.	if a court order is given in accordance with Section 233 of the Companies Law;

15.7.8.	if he is removed from office by a resolution at a General Meeting adopted by a majority of the voting power in the Company; or

15.7.9.	if his period of office has terminated in accordance with the provisions of these Articles.

15.8.

If the office of a member of the Board should be vacated, the remaining members of the Board shall be entitled to continue to act for all purposes for as long as their number does not fall below the minimum, as prescribed in Article 15.1 above, without limiting their right to fill any vacancy at any time in accordance with Article 15.5 above.  Should their number fall below the aforesaid minimum, the remaining directors shall not be entitled to act, except for the appointment of additional directors, or for the purpose of calling a General Meeting for the appointment of additional directors, or for the purpose of calling a General Meeting for the appointment of a new Board.

15.9.

The office of an External Director shall be vacated and an External Director may be removed and replaced only in accordance with the provisions for vacation of office, removal and appointment of External Directors under the Companies Law.

16.	OTHER PROVISIONS REGARDING DIRECTORS

16.1.

Subject to any mandatory provisions of applicable law, a director shall not be disqualified by virtue of his office from holding another office in the Company or in any other company in which the Company is a shareholder or in which it has any other form of interest, or of entering into a contract with the Company, either as seller or buyer or otherwise.  Likewise, no contract made by the Company or on its behalf in which a director has any form of interest may be nullified and a director shall not be obliged to account to the Company for any profit deriving from such office, or resulting from such contract, merely by virtue of the fact that he serves as a director or by reason of the fiduciary relationship thereby created, but such director shall be obliged to disclose to the Board the nature of any such interest at the first opportunity.

16.2.

A general notice to the effect that a director is a shareholder or has any other form of interest in a particular firm or a particular company and that he must be deemed to have an interest in any business with such firm or company shall be deemed to be adequate disclosure for purposes of this Article in relation to such director, and after such general notice has been given, such director shall not be obliged to give special notice in relation to any particular business with such firm or such company.

16.3.

Subject to the provisions of the Companies Law and these Articles, the Company shall be entitled to enter into a transaction in which an Office Holder of the Company has a personal interest, directly or indirectly, and may enter into any contract or otherwise transact any business with any third party in which contract or business an Office Holder has a personal interest, directly or indirectly.

16.4.

The Board by regular majority shall elect one (1) of its members to serve as chairman of the Board (the “Chairman of the Board”). The Chief Executive Officer of the Company shall not serve as Chairman of the Board, unless permitted under applicable law.  The office of Chairman of the Board shall be vacated if the Board by regular majority determines to dismiss the Chairman of the Board prior to the end of his term of office, or in each of the cases mentioned in Articles 15.7 above and Article 16.5 below.  The Board may also elect one (1) of its members to serve as Vice Chairman of the Board, who shall have such duties and authorities as the Board may assign to him.

16.5.

If, in a General Meeting, by a resolution adopted by a majority of the voting power in the Company, any director is dismissed prior to the end of his term of office, the Board shall be entitled to appoint another individual in his place as a director.  The individual so appointed shall hold such office only for that period of time during which the director who was replaced would have held office. This Article 16.5 shall not apply to External Directors (if any), who shall be appointed and removed in accordance with the Companies Law.

16.6.	A director shall not be obliged to hold any share in the Company.

17.	PROCEEDINGS OF THE BOARD OF DIRECTORS

17.1.	The Board shall convene for a meeting at least once every calendar quarter.

17.2.

The Board may meet in order to exercise its powers pursuant to Section 92 of the Companies Law, including without limitation to supervise the Company’s affairs, and it may, subject to the provisions of the Companies Law, adjourn its meetings and regulate its proceedings and operations as it deems fit.  It may also prescribe the quorum required for the conduct of business.  Until otherwise decided by the Board, a quorum shall be constituted if a majority of the directors holding office for the time being are present when the meeting proceeds to business.

17.3.

Should a director or directors be barred from being present and voting at a meeting of the Board pursuant to Section 278 of the Companies Law, the quorum shall be a majority of the directors entitled to be present and to vote at the meeting of the Board when the meeting proceeds to business.

17.4.

Any director, the Chief Executive Officer in the event stipulated in Section 122 of the Companies Law or the auditor of the Company in the event stipulated in Section 169 of the Companies Law, may, at any time, demand the convening of a meeting of the Board.  The Chairman of the Board shall be obliged, on such demand, to call such meeting within a reasonable time from receipt of a request by the director, the Chief Executive Officer or the auditor of the Company soliciting such a meeting, provided that proper notice pursuant to Article 17.5 is given.

17.5.

Every director shall be entitled to receive notice of meetings of the Board, and such notice may be in writing, sent to the last address (whether physical or electronic) or facsimile number given by the director for purposes of receiving notices, provided that the notice shall be given at least a reasonable amount of time prior to the meeting and in no event less than twenty four (24) hours prior notice, unless the urgency of the matter to be discussed at the meeting reasonably requires a shorter notice period as determined by the Chairman of the Board or the Board.

17.6.

Every meeting of the Board at which a quorum is present shall have all the powers and authorities vested for the time being in the Board.  Any matter considered by the Board shall be decided by a simple majority of the directors attending such meeting and voting on such matter.  In the case of an equality of votes of the Board, the Chairman of the Board shall not have a second or casting vote, and the proposal shall be deemed to be defeated.

17.7.	If the Chairman of the Board is not present within thirty (30) minutes after the time appointed for the meeting, the directors present shall elect one of their members to preside at such meeting.

17.8.

The Board may adopt resolutions, without actually convening a meeting of the Board, provided that all the directors entitled to participate in the meeting and to vote on the subject brought for decision agree thereto.  If resolutions are made as stated in this Article 17.8, the Chairman of the Board shall record minutes of the decisions stating the manner of voting of each director on the subjects brought for decision, as well as the fact that all the directors agreed to take the decision without actually convening.

17.9.

The Board may hold meetings by use of any means of communication, on condition that all participating directors can hear each other at the same time.  In the case of a resolution passed by way of a telephone call or any such other means of communication, a copy of the text of the resolution shall be sent, as soon as possible thereafter, to the directors.

18.	GENERAL POWERS OF THE BOARD OF DIRECTORS

18.1.

The supervision of the Company’s affairs shall be in the hands of the Board, which shall be entitled to exercise all of the powers and authorities and to perform any act and deed which the Company is entitled to exercise and to perform in accordance with these Articles, and in respect of which there is no mandatory provision or requirement in the Companies Law or in binding rules and regulations of the United States that such powers and authorities be exercised or performed by the shareholders in a General Meeting or by a committee.

18.2.

The Board may, from time to time, in its absolute discretion, borrow or secure any amounts of money required by the Company for the conduct of its business.  The Board shall be entitled to raise or secure the repayment of an amount obtained by it, in such way and on such conditions and times as it deems fit.

18.3.

The Board shall be entitled to issue documents of undertaking, such as options, debentures or debenture stock, whether linked or redeemable, convertible debentures or debentures convertible into other securities, or debentures which carry a right to purchase shares or to purchase other securities, or any mortgage, pledge, collateral or other charge over the property of the Company and its undertaking, in whole or in part, whether present or future, including the uncalled share capital or the share capital which has been called but not yet paid.  The deeds of undertaking, debentures of various types or other forms of collateral security may be issued at a discount, at a premium or otherwise and with such preferential or deferred or other rights, as the Board shall, from time to time, decide.

18.4.

The Board may, from time to time, set aside any amount(s) out of the profits of the Company as a reserve or reserves for any purpose(s) which the Board, in its absolute discretion, shall deem fit, including without limitation, capitalization and distribution of bonus shares, and may invest any sum so set aside in any manner and from time to time deal with and vary such investments and dispose of all or any part thereof and employ any such reserve or any part thereof in the business of the Company without being bound to keep the same separate from other assets of the Company, and may subdivide or re-designate any reserve or cancel the same or apply the funds therein for other purposes, all as the Board may from time to time think fit.

19.	BOARD COMMITTEES

19.1.

The Board may, as it deems fit and subject to any applicable law, delegate to a committee certain of its powers and authorities, in whole or in part, as it deems appropriate.  The curtailment or revocation of the powers and authorities of a committee by the Board shall not invalidate a prior act of such committee or an act taken in accordance with its instructions, which would have been valid had the powers and authorities of the committee not been altered or revoked by the Board.

19.2.

The meetings and proceedings of every such committee which is comprised of two (2) or more members shall be conducted in accordance with the provisions contained in these Articles in regard to the conduct of meetings and proceedings of the Board to the extent that the same are suitable for such committee, and so long as no provisions have been adopted in replacement thereof by the Board.

20.	RATIFICATION OF ACTIONS

20.1.

Subject to the Companies Law, all acts taken in good faith by the Board or a committee or by an individual acting as a member thereof shall be valid even if it is subsequently discovered that there was a defect in the appointment of the Board, the committee or the member, as the case may be, or that the members, or one of them, was or were disqualified from being appointed as a director(s) or to a committee.

20.2.

The Board or any committee may ratify any act the performance of which at the time of the ratification was within the scope of the authority of the Board or the relevant committee.  The General Meeting shall be entitled to ratify any act taken by the Board or any committee without authority or which was tainted by some other defect.  From the time of the ratification, every act ratified as aforesaid, shall be treated as though lawfully performed from the outset.

21.	SIGNING POWERS

21.1.

Subject to any other resolution on the subject passed by the Board, the Company shall be bound only pursuant to a document in writing bearing its seal or its rubber stamp or its printed or stamped name, and the signature of whomever may be authorized by the Board, which shall be entitled to empower any person, either alone or jointly with another, even if he is not a shareholder or a director, to sign and act in the name and on behalf of the Company.

21.2.

The Board shall be entitled to prescribe separate signing power in regard to different businesses of the Company and in respect of the limit of the amounts in respect of which various persons shall be authorized to sign.

22.	CHIEF EXECUTIVE OFFICER

22.1.

The Board shall, from time to time, appoint a Chief Executive Officer and subject to the provisions of the Companies Law delineate his powers and authorities and his remuneration and the Board may dismiss him or replace him at any time it deems fit.

22.2.

A Chief Executive Officer need not be a director or shareholder.  Subject to the provisions of any contract between the Chief Executive Officer and the Company, if the Chief Executive Officer is also a director, all of the same provisions with regard to appointment, resignation and removal from office shall apply to the Chief Executive Officer in his capacity as a director, as applicable to the Company’s other directors who are not External Directors.

22.3.

The Board shall be entitled from time to time, subject to the provisions of the Companies Law, to delegate to the Chief Executive Officer for the time being such of the powers it has pursuant to these Articles as it deems appropriate.  The Board shall be entitled to grant such powers for such period, for such purposes, on such conditions and with such restrictions as it deems appropriate, and it shall be entitled to grant such powers without renouncing the powers and authorities of the Board in such regard.  The Board may revoke, annul and alter such delegated powers and authorities, in whole or in part, at any time.

22.4.

Subject to the provisions of any applicable law, the remuneration of the Chief Executive Officer shall be fixed from time to time by the Board (and, so long as required by the Companies Law, shall be approved by the Compensation Committee and by the shareholders unless exempted from shareholders’ approval) and such remuneration may be in the form of a fixed salary or commissions or a participation in profits, or combination thereof, or in any other manner which may be decided by the Board and approved according to this Article 22.4.

23.	SECRETARY, OFFICE-HOLDERS, CLERKS AND REPRESENTATIVES

23.1.

The Board shall be entitled, from time to time, to appoint, or, unless determined otherwise by the Board, the Chief Executive Officer, either alone or together with other persons designated by the Board, shall be entitled to appoint Office Holders (other than (i) directors and (ii) “officers” as defined under Rule 16a-1(f) of the U.S. Securities and Exchange Act of 1934, as amended (“Section 16 Officers”)); a Secretary for the Company; employees and agents to such permanent, temporary or special positions; and to specify and change their titles, authorities and duties, and to set,  their salaries, bonuses and other compensation.  Salaries, bonuses and compensation of Office Holders who are not directors or Section 16 Officers shall be determined and approved by the Chief Executive Officer, or in such other manner as may be permitted from time to time under the Companies Law.  The Board, or, unless determined otherwise by the Board, the Chief Executive Officer, either alone or together with other persons designated by the Board, shall be entitled at any time, in its, his or their (as applicable) sole and absolute discretion, to terminate the services of one of more of the foregoing persons (excluding, for clarity, directors and Section 16 Officers).

23.2.

The Board and the Chief Executive Officer may from time to time and at any time, subject to their powers under these Articles and the Companies Law, empower any person to serve as representative of the Company for such purposes and with such powers and authorities, instructions and discretions for such period and subject to such conditions as the Board or the Chief Executive Officer, as the case may be, shall deem appropriate.  The Board or Chief Executive Officer may grant such person, inter alia, the power to further delegate the authority, powers and discretions vested in him, in whole or in part.  The Board or the Chief Executive Officer, as the case may be, may revoke, annul, vary or change any such power or authority, or all such powers or authorities collectively.

24.	DIVIDENDS, BONUS SHARES, FUNDS AND CAPITALIZATION OF FUNDS AND PROFITS

24.1.

The Board may decide on the payment of a dividend or on the distribution of bonus shares.  A dividend in cash or bonus shares shall be paid or distributed, as the case may be, equally to the holders of the Ordinary Shares registered in the Register, pro rata to the nominal amount of capital paid up or credited as paid up on par value of the shares, without reference to any premium which may have been paid thereon.  However, whenever the rights attached to any shares or the terms of issue of the shares do not provide otherwise, an amount paid on account of a share prior to the payment thereof having been called, or prior to the due date for payment thereof, and on which the Company is paying interest, shall not be taken into account for purposes of this Article as an amount paid-up on account of the share.

24.2.

Except where determined otherwise in accordance with Article 11.9, only a person whose name, on the date determined by the Board for entitlement to the dividend (“Record Date”), was registered in the Register as the owner of the shares shall be entitled to dividends.

24.3.

Unless other instructions are given, it shall be permissible to pay any dividend by way of a check or payment order to be sent by post to the registered address of the shareholder or the person entitled thereto, or in the case of joint shareholders being registered, to the shareholder whose name appears first in the Register in relation to the joint shareholding.  Every such check shall be made in favor of the person to whom it is sent.  A receipt by the person whose name, on the Record Date, was registered in the Register as the owner of the shares, or in the case of joint holders, by one of the joint holders, shall serve as a discharge with regard to all the payments made in connection with such share.

24.4.

The Board shall be entitled to invest any dividend which has not been claimed for a period of one (1) year after having been declared, or to make use thereof in any other way for the benefit of the Company until such time as it is claimed.  A dividend or other beneficial rights in respect of shares shall not bear interest, and the Company shall not be obliged to pay interest or linkage in respect of an unclaimed dividend.  The payment by the Board of any unclaimed dividend into a separate account shall not make the Company a trustee in respect thereof, and any dividend unclaimed after a period of seven (7) years from the date of declaration of such dividend shall be forfeited and shall revert to the Company, provided, however, that the Board may, at its discretion, cause the Company to pay any such dividend, or any part thereof, to a person who would have been entitled thereto had the same not reverted to the Company.

24.5.

Unless otherwise specified in the terms of issue of shares or securities convertible into, or which grant a right to purchase, shares, any shares that are fully paid-up or credited as paid-up shall at any time confer on their holders the right to participate in the full dividends and in any other distribution for which the determining date for the right to receive the same is the date at which the aforesaid shares were fully paid-up or credited as fully paid-up, as the case may be, or subsequent to such date.

24.6.

The Board shall be entitled to deduct from any dividend or other beneficial rights, all amounts of money which the holder of the share in respect of which the dividend is payable or in respect of which the other beneficial rights were given, may owe to the Company in respect of such share, whether or not the due date for payment thereof has arrived.  The Board shall be entitled to retain any dividend or bonus shares or other beneficial rights in respect of a share in relation to which the Company has a lien, and to utilize any such amount or the proceeds received from the sale of any bonus shares or other beneficial rights, for the discharge of the debts or liabilities in respect of which the Company has a lien.

24.7.

The Board may decide that a dividend is to be paid, in whole or in part, by way of a distribution of assets of the Company in kind, including by way of debentures of the Company, or shares or debentures of any other company, or in any other way.

24.8.

The Board may decide that any portion of the amounts standing for the time being to the credit of any capital fund (including a fund created as a result of a revaluation of the assets of the Company), or which are held by the Company as profits available for distribution, shall be capitalized subject to and in accordance with the provisions of the Companies Law and of these Articles, and serve for the payment up in full (either at par or with a premium as prescribed by the Company) of shares which have not yet been issued or of debentures of the Company, which shall then be allotted and distributed amongst the shareholders as fully paid-up shares or debentures, pro rata to each shareholder’s entitlement under these Articles.

24.9.

In every case that the Company issues bonus shares by way of a capitalization of profits or funds at a time at which securities issued by the Company are in circulation and confer on the holders thereof rights to convert the same into shares in the share capital of the Company, or options to purchase shares in the share capital of the Company (such rights of conversion or options shall henceforth be referred to as the “Rights”), the Board shall be entitled (in a case that the Rights or part thereof shall not be otherwise adjusted in accordance with the terms of their issue) to transfer to a special fund designated for the distribution of bonus shares in the future (to be called by any name that the Board may decide on and which shall henceforth be referred to as the “Special Fund”) an amount equivalent to the nominal amount of the share capital to which some or all of the Rights holders would have been entitled as a result of the issue of bonus shares, had they exercised their Rights prior to the determining date for the right to receive bonus shares, including rights to fractions of bonus shares, and in the case of a second or additional distribution of bonus shares in respect of which the Company acts pursuant to this Article, including entitlement stemming from a previous distribution of bonus shares.

24.10.

In the case of the allotment of shares by the Company as a consequence of the exercise of entitlement by the owners of shares in those cases in which the Board has made a transfer to the Special Fund in respect of the Rights pursuant to Article 24.9 above, the Board shall allot to each such shareholder, in addition to the shares to which he is entitled by virtue of having exercised his rights, such number of fully paid-up shares the nominal value of which is equivalent to the amount transferred to the Special Fund in respect of his rights, by way of a capitalization to be effected by the Board of an appropriate amount out of the Special Fund.  The Board shall be entitled to decide on the manner of dealing with rights to fractions of shares in its sole discretion.

24.11.

If after any transfer to the Special Fund has been made the Rights should lapse, or the period should end for the exercise of Rights in respect of which the transfer was effected without such Rights being exercised, then any amount which was transferred to the Special Fund in respect of the aforesaid unexercised Rights shall be released from the Special Fund, and the Company may deal with the amount so released in any manner it would have been entitled to deal therewith had such amount not been transferred to the Special Fund.

24.12.	For the implementation of any resolution regarding a distribution of shares or debentures by way of a capitalization of profits as aforesaid, the Board may:

24.12.1.

Resolve any difficulty which arises or may arise in regard to the distribution in such manner as it deems fit and may take all of the steps that it deems appropriate in order to overcome such difficulty.

24.12.2.

Issue certificates in respect of fractions of shares, or decide that fractions of less than an amount to be decided by the Board shall not be taken into account for purposes of adjusting the rights of the shareholders or may sell the fractions of shares and pay the net proceeds to the persons entitled thereto.

24.12.3.

Sign, or appoint a person to sign, on behalf of the shareholders on any contract or other document which may be required for purposes of giving effect to the distribution, and, in particular, shall be entitled to sign or appoint a person who shall be entitled to appoint and submit a contract or other document as referred to in Section 291 of the Companies Law.

24.12.4.	Make any arrangement or other scheme which is required in the opinion of the Board in order to facilitate the distribution.

24.13.

The Board shall be entitled, as it deems appropriate and expedient, to appoint trustees or nominees for those registered shareholders who have failed to notify the Company of a change of their address and who have not applied to the Company in order to receive dividends, shares or debentures out of capital, or other benefits during the aforesaid period.  Such trustees or nominees shall be appointed for the use, collection or receipt of dividends, shares or debentures out of capital and rights to subscribe for shares which have not yet been issued and which are offered to the shareholders but they shall not be entitled to transfer the shares in respect of which they were appointed, or to vote on the basis of holding such shares.  In all of the terms and conditions governing such trusts and the appointment of such nominees it shall be stipulated by the Company that upon the first demand by a beneficial holder of a share being held by the trustee or nominee, such trustee or nominee shall be obliged to return to such shareholder the share in question and all of those rights held by it on the shareholder’s behalf (all as the case may be).  Any act or arrangement effected by any such nominees or trustee and any agreement between the Board and a nominee or trustee shall be valid and binding in all respects.

25.	COMPANY RECORDS AND REGISTERS

25.1.

The Company shall comply with all the provisions of the Companies Law in regard to the recording of charges and the keeping and maintaining of a register of directors, the Register and register of charges.

25.2.

Any book, register and record that the Company is obliged to keep in accordance with the Companies Law or pursuant to these Articles shall be recorded in a regular book, or by digital, electronic or other means, as the Board shall decide.

25.3.

Subject to and in accordance with the provisions of Sections 138 and 139 of the Companies Law, the Company may cause supplementary registers to be kept in any place outside Israel as the Board may deem fit, and, subject to all applicable requirements of the Companies Law, the Board may from time to time adopt such rules and procedures as it may deem fit in connection with the keeping of such supplementary registers.

26.	BOOKS OF ACCOUNT

26.1.

The Board shall keep proper books of account in accordance with the provisions of the Companies Law.  The books of account shall be kept at the Office, or at such other place or places as the Board shall deem appropriate, and shall at all times be open to the inspection of members of the Board.  A shareholder of the Company who is not a member of the Board shall not have the right to inspect any books or accounts or documents of the Company, unless such right has been expressly granted to him by the Companies Law, or if he has been permitted to do so by the Board.

26.2.	At least once each year the accounts of the Company and the correctness of the statement of income and the balance sheet shall be audited and confirmed by an independent auditor.

26.3.

The Company shall, in an annual General Meeting, appoint an independent auditor who shall hold such position until the next annual General Meeting, or for a term beyond the aforesaid, provided that such term shall not extend beyond the third (3rd) annual General Meeting following the annual General Meeting at which such independent auditor was appointed, and his appointment, remuneration and rights and duties shall be subject to the provisions of the Companies Law, provided, however, that in exercising its authority to fix the remuneration of the auditor, the shareholders in an annual General Meeting may, by a resolution, act (and in the absence of any action in connection therewith shall be deemed to have so acted) to authorize the Board (with right of delegation to a Committee thereof or to management) to fix such remuneration subject to such criteria or standards, if any, as may be provided in such resolution, and if no such criteria or standards are so provided, such remuneration shall be fixed in an amount commensurate with both the volume and nature of the services rendered by the auditor.

26.4.

To the extent required by the Companies Law, the auditor shall be entitled to receive notices of every General Meeting of the Company and to attend such meetings and to express his opinions on all matters pertaining to his function as the auditor of the Company.

26.5.

Subject to the provisions of the Companies Law and the U.S. Rules, any act carried out by the auditor of the Company shall be valid as against any person doing business in good faith with the Company, notwithstanding any defect in the appointment or qualification of the auditor.

26.6.

To the extent required by the Companies Law, it shall appoint an internal auditor possessing the authorities set forth in the Companies Law.  The internal auditor of the Company shall present all of its proposed work plans to the Board or to the audit committee of the Board, as determined by the Board from time to time, and the Board or audit committee (as applicable) shall have the authority to approve them, subject to any modifications in its discretion. Until such time as the Board determines otherwise, the work plan shall be submitted to the audit committee of the Board and approved by it, subject to any modifications in its discretion.

27.	NOTICES

27.1.

The Company may serve any written notice or other document on a shareholder by way of delivery by hand, by facsimile transmission, by email or other electronic transmission, or by dispatch by prepaid registered mail to his address as recorded in the Register, or if there is no such recorded address, to the address given by him to the Company for the sending of notices to him.  Notwithstanding the foregoing or any other provision to the contrary contained herein, notices or any other information or documents required to be delivered to a shareholder shall be deemed to have been duly delivered if submitted, published, filed or lodged in any manner prescribed by applicable law.  With respect to the manner of providing such notices or other disclosures, the Company may distinguish between the shareholders listed on its regular Registry and those listed in any “additional registry”, as defined in Section 138(a) of the Companies Law, administered by a transfer agent or stock exchange registration company.

27.2.

Any shareholder may serve any written notice or other document on the Company by way of delivery by hand at the Office, by facsimile or email transmission to the Company or by dispatch by prepaid registered mail to the Company at the Office.

27.3.

Any notice or document which is delivered or sent to a shareholder in accordance with these Articles shall be deemed to have been duly delivered and sent in respect of the shares held by him (whether in respect of shares held by him alone or jointly with others), notwithstanding the fact that such shareholder has died or been declared bankrupt at such time (whether or not the Company knew of his death or bankruptcy), and shall be deemed to be sufficient delivery or dispatch to heirs, trustees, administrators or transferees and any other persons (if any) who have a right in the shares.

27.4.	Any such notice or other document shall be deemed to have been served:

27.4.1.	in the case of mailing, forty-eight (48) hours after it has been posted, or when actually received by the addressee if sooner than forty-eight (48) hours after it has been posted;

27.4.2.	in the case of overnight air courier, on the next day following the day sent, with receipt confirmed by the courier, or when actually received by the addressee if sooner;

27.4.3.	in the case of personal delivery, when actually tendered in person to such shareholder;

27.4.4.

in the case of facsimile or other electronic transmission (including email), upon transmission, provided that the notice or other document shall not be deemed served if the sender receives an automatic system-generated response that such facsimile or other electronic transmission was undeliverable or not delivered; or

27.4.5.

in the case a notice is, in fact, received by the addressee, when received, notwithstanding that it was defectively addressed or failed, in some other respect, to comply with the provisions of this Article 27.4.

27.5.

Any shareholder whose address is not described in the Register, and who shall not have designated in writing an address for the receipt of notices, shall not be entitled to receive any notice from the Company.  In the case of joint holders of a share, the Company shall be entitled to deliver a notice by dispatch to the joint holder whose name stands first in the Register in respect of such share.

27.6.

Whenever it is necessary to give notice of a particular number of days or a notice for another period, the day of delivery shall be counted in the number of calendar days or the period, unless otherwise specified.

27.7.

Notwithstanding anything to the contrary contained herein, notice by the Company of a General Meeting, containing the information required to be set forth in such notice under these Articles, which is published, within the time otherwise required for giving notice of such meeting, in either or several of the following manners shall be deemed to be notice of such meeting duly given or service of such materials on the date of such publication:

27.7.1.	on the Company’s website; and/or

27.7.2.	in a report or a schedule filed with, or furnished to, the SEC.

28.	INSURANCE, INDEMNITY AND EXCULPATION

28.1.

Subject to the provisions of the Companies Law, the Company shall be entitled to enter into a contract to insure all or part of the liability of an Office Holder of the Company, imposed on him in consequence of an act which he has performed by virtue of being an Office Holder, in respect of any of the following:

28.1.1.	The breach of a duty of care to the Company or to any other person;

28.1.2.

The breach of a duty of loyalty to the Company, provided that the Office Holder acted in good faith and had reasonable grounds for believing that the action would not adversely affect the best interests of the Company;

28.1.3.	A pecuniary liability imposed on him in favor of any other person; or

28.1.4.	Any other circumstances arising under the law with respect to which the Company may, or will be able to, insure an Office Holder.

28.2.

Subject to the provisions of the Companies Law, the Company shall be entitled to indemnify an Office Holder of the Company, to the fullest extent permitted by applicable law.  Subject to the provisions of the Companies Law, the Company may retroactively to indemnify an Office Holder with respect to the following liabilities and expenses, provided, in each of the below cases, that such liabilities or expenses were incurred by such Office Holder in connection with an action performed by such Office Holder in his capacity as an Office Holder of the Company:

28.2.1.	a monetary liability imposed on him in favor of a third party in any judgment, including any settlement confirmed as judgment and an arbitrator’s award which has been confirmed by the court;

28.2.2.

reasonable litigation expenses, including legal fees, paid for by the Office Holder, in an investigation or proceeding conducted against such Office Holder by an agency authorized to conduct such investigation or proceeding, and which investigation or proceeding: (i) concluded without the filing of an indictment (as defined in the Companies Law) against such Office Holder and without a monetary liability having been imposed against such Office Holder in lieu of a criminal proceeding (as defined in the Companies Law); or (ii) concluded without the filing of an indictment against such Office Holder but with a monetary liability having been imposed against such Office Holder in lieu of a criminal proceeding for an offense that does not require proof of criminal intent; or (iii) involves financial sanction;

28.2.3.

reasonable litigation expenses, including legal fees, paid for by the Office Holder, or which the Office Holder is obligated to pay under a court order or ruling, in a proceeding brought against the Office Holder by the Company, or on its behalf, or by a third party, or in a criminal proceeding in which the Office Holder is found innocent, or in a criminal proceeding in which the Office Holder was convicted of an offense that does not require proof of criminal intent; and

28.2.4.

any other event, occurrence or circumstances in respect of which the Company may lawfully indemnify an Office Holder of the Company (including, without limitation, indemnification with respect to the matters referred to under Section 56h(b)(1) of the Israeli Securities Law, 5728-1968, as amended, and Section 50P(b)(2) of the Israeli Economic Competition Law 5748-1988).

28.3.

The Company may undertake to indemnify an Office Holder as aforesaid in Articles 28.2.1, 28.2.2, 28.2.3 and 28.2.4 prospectively, provided that, with respect to the matters set forth in Article 28.2.1, any indemnification undertaking with respect to the foregoing shall be limited (a) to events which, in the opinion of the Board, are foreseeable in light of the Company’s actual operations at the time of granting the indemnification undertaking, and (b) to an amount or by criteria determined by the Board to be reasonable in the given circumstances, and (c) the events that in the opinion of the Board are foreseeable in light of the Company’s actual operations at the time of granting the indemnification undertaking are listed in the indemnification undertaking together with the amount or criteria determined by the Board to be reasonable in the given circumstances.

28.4.

Subject to the provisions of the Companies Law including the receipt of all approvals as required therein or under any applicable law, the Company may, to the maximum extent permitted by the Companies Law, exempt and release, including in advance, any Office Holder from any liability for damages arising out of a breach of a duty of care towards the Company.

28.5.

Any amendment to the Companies Law or other applicable law adversely affecting the right of any Office Holder to be indemnified or insured pursuant to Articles 28.1, 28.2, 28.3 and 28.4 and any amendments to such Articles shall be prospective in effect, and shall not affect the Company’s obligation or ability to indemnify or insure an Office Holder for any act or omission occurring prior to such amendment, unless otherwise provided by applicable law.

28.6.

The provisions of Articles 28.1, 28.2, 28.3 and 28.4 are not intended, and shall not be interpreted so as to restrict the Company, in any manner, in respect of the procurement of insurance or in respect of indemnification or exculpation, in favor of any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder; or any Office Holder to the extent that such insurance and/or indemnification is not specifically prohibited under law.

29.	WINDING-UP AND REORGANIZATION

29.1.

 Should the Company be wound up and assets of the Company remain available for distribution after covering all the Company’s outstanding liabilities, such assets shall be distributed among the shareholders pro rata to the nominal value of the paid-up capital on the shares held by each of them.

29.2.

Upon the sale of the Company’s assets, the Board may, or in the case of a liquidation, the liquidators may, if authorized to do so by a resolution of the Company, accept fully or partly paid-up shares, or securities of another company, Israeli or non-Israeli, whether in existence at such time or about to be formed, in order to purchase the property of the Company, or part thereof, and to the extent permitted under the Companies Law, the Board may (or in the case of a liquidation, the liquidators may) distribute the aforesaid shares or securities or any other property of the Company among the shareholders without realizing the same, or may deposit the same in the hands of trustees for the shareholders, and the General Meeting by a resolution may decide, subject to the provisions of the Companies Law, on the distribution or allotment of cash, shares or other securities, or the property of the Company and on the valuation of the aforesaid securities or property at such price and in such manner as the shareholders at such General Meeting shall decide, and all of the shareholders shall be obliged to accept any valuation or distribution determined as aforesaid and to waive their rights in this regard, except, in a case in which the Company is about to be wound-up and is in the process of liquidation, for those legal rights (if any) which, according to the provisions of the Companies Law, may not be changed or modified.

30.	TRANSLATION AND BINDING EFFECT

These Articles may be translated into Hebrew and/or into other languages.  Notwithstanding the aforesaid, the English version of these Articles shall be binding upon the Company, its shareholders and/or any third party and shall supersede any translation thereof.

* * *

APPENDIX A-2

PROPOSED ARTICLES OF ASSOCIATION MARKED TO SHOW CHANGES TO EXISTING ARTICLES

ARTICLES OF ASSOCIATION

OF

UROGEN PHARMA LTD.

A COMPANY LIMITED BY SHARES

UNDER THE COMPANIES LAW, 5759-1999

1.	INTERPRETATION

11.	In these Articles, unless the context requires otherwise, the following capitalized terms shall have the meanings set opposite them:

1.1.1.	“Articles” means these Articles of Association, as may be amended from time to time;

1.1.2.	“Board” means ~~all of~~ the board of directors of the Company ~~holding office pursuant to these Articles, including alternates, substitutes or proxies~~;

1.1.3.	“Business Day” means any day other than a Saturday, Sunday and any day on which banks in Israel are closed or on which the NASDAQ is closed;

1.1.4.	“Chairman of the Board” has the meaning set out in Article 16.4;

1.1.5.

“Companies Law” means the Israeli Companies Law, 5759-1999, as amended from time to time, including the regulations promulgated thereunder, or any other law which may come in its stead, including all amendments made thereto;

1.1.6.	“Company” means UroGen Pharma Ltd.;

1.1.7.	“Compensation Committee” has the meaning set out in the Companies Law;

1.1.8.	“Derivative Transaction” has the meaning set out in Article ~~12.5;~~ 12.7;

~~1.1.9~~	~~“Effective Time~~” ~~means the closing of the initial underwritten public offering of the Ordinary Shares (as defined below), at which time these Articles shall first become effective;~~

~~1.1.10~~1.1.9.	“External Director” has the meaning set out in the Companies Law;

~~1.1.11~~1.1.10.	“General Meeting” means either an annual or an extraordinary meeting of the shareholders;

~~1.1.12~~1.1.11.

“Incapacitated Person” means any person whose capacity to effect legal action was denied or restricted by a court of competent jurisdiction or pursuant to the laws of the jurisdiction applicable to him and a bankrupt person in respect of whom no rehabilitation has been granted;

~~1.1.13~~11.1.2.	“NASDAQ” means the ~~NASDAQ Global or Capital~~Nasdaq Stock Market;

~~1.1.14~~1.1.13.	“Nominees” has the meaning set out in Article 15.2;

~~1.1.15~~1.1.14.	“Office” means the registered office of the Company at that time;

~~1.1.16~~1.1.15.	“Office Holder” has the meaning set out in the Companies Law;

~~1.1.17~~1.1.16.	“Ordinary Shares” means ordinary shares of the Company with a nominal value of NIS 0.01 each;

~~1.1.18~~1.1.17.	“Proposal Request” has the meaning set out in Article 12.5;

~~1.1.19~~1.1.18.	“Proposing Shareholder” has the meaning set out in Article 12.5;

~~1.1.20~~1.1.19.	“Register” means the register of shareholders administered in accordance with the Companies Law;

~~1.1.21~~1.1.20.	“Rights” has the meaning set out in Article 24.9;

~~1.1.22~~1.1.21.	“SEC” means the U.S. Securities and Exchange Commission;

~~1.1.23~~1.1.22.	“Special Fund” has the meaning set out in Article24.9; and

~~1.1.24~~1.1.23.	“U.S. Rules” means the applicable rules of the NASDAQ and U.S. securities laws, regulations and rules, as amended from time to time~~; and~~.

1.2.

Reference to “writing”, “written” or similar expressions in these Articles means handwriting, typewriting, photography, telex, email, other electronic form or any other legible form of writing. Reference to a “person” or “persons” shall also include corporations, companies, cooperative societies, partnerships, trusts of any kind or any other body of persons, whether incorporated or otherwise.

1.3.

Subject to the provisions of this Article1 and unless the context necessitates another meaning, terms and expressions in these Articles which have been defined in the Companies Law shall have the meanings ascribed to them therein.

1.4.	Words in the singular shall also include the plural, and vice versa. Words in the masculine shall include the feminine and vice versa.

1.5.	The captions to articles in these Articles are intended for the convenience of the reader only, and no use shall be made thereof in the interpretation of these Articles.

2.	LIMITED LIABILITY

The Company is a company with limited liability ~~company~~ and therefore each shareholder’s liability for the Company’s obligations shall be limited to the payment of the nominal value of the shares held by such shareholder, subject to the provisions of the Companies Law.

3.	OBJECTIVES

The Company’s objectives are to engage in any lawful activity. The Company may donate a reasonable amount of money for any purpose that the Board finds appropriate, even if the donation is not for business considerations or for the purpose of achieving profits for the Company.

4.	REGISTERED OFFICE

The ~~registered office~~Office shall be at such place as decided by the Board from time to time.

5.	AUTHORIZED SHARE CAPITAL

The authorized share capital of the Company shall consist of NIS 1,000,000 (one million New Israeli Shekels) divided into 100,000,000 (one hundred million) Ordinary Shares.

6.	RIGHTS ATTACHING TO THE ORDINARY SHARES

6.1.	The Ordinary Shares shall rank pari passu between them in all respects.

6.2.

The Ordinary Shares in respect of which all calls have been fully paid shall confer on the holders thereof the right to attend and to vote at General Meetings of the Company, both annual as well as extraordinary meetings. Each Ordinary Share shall confer on its holder one vote at a General Meeting of the Company.

6.3.

The Ordinary Shares shall confer on a holder thereof the right to receive a dividend, to participate in a distribution of bonus shares and to participate in the distribution of the assets of the Company upon its winding-up, pro rata to the nominal amount paid up on the shares or credited as paid up in respect thereof, and without reference to any premium which may have been paid in respect thereof.

7.	MODIFICATION OF CLASS RIGHTS

7.1.

Subject to applicable law, if at any time the share capital of the Company is divided into different classes of shares and unless the terms of issue of such class of shares otherwise stipulate, the rights attaching to any class of shares (including rights prescribed in the terms of issue of the shares) may be altered, modified or canceled by a resolution passed at a separate class meeting of the shareholders of that class.

7.2.

The provisions contained in these Articles with regard to General Meetings shall apply, mutatis mutandis as the case may be, to every class meeting of the holders of each such class of the Company’s shares.

7.3.

Unless otherwise provided by these Articles, the increase of an authorized class of shares, or the issuance of additional shares thereof out of the authorized and unissued share capital, shall not be deemed, for purposes of this Article7, to modify or abrogate the rights attached to previously issued shares of such class or of any other class.

8.	UNISSUED SHARE CAPITAL

8.1.

 The unissued shares in the capital of the Company shall be under the control of the Board (and, to the full extent permitted by law, any committee designated thereby), which shall be entitled to issue or otherwise grant the same to such persons under such restrictions and conditions as it shall deem fit, whether for consideration or otherwise, and whether for consideration in cash or for consideration which is not in cash, above their nominal value or at a discount, all on such conditions, in such manner and at such times as the Board (or such committee) shall deem fit, subject to the provisions of the Companies Law. The Board (or such committee) shall be entitled, inter alia, to differentiate between shareholders with regard to the amounts of calls in respect of the allotment of shares (to the extent that there are calls) and with regard to the time for payment thereof. The Board (or such committee) may also issue options or warrants or other securities for the purchase of shares of the Company and prescribe the manner of the exercise of such options or warrants or other securities, including the time and price for such exercise and any other provision which is relevant to the method for distributing the issued shares of the Company amongst the purchasers thereof.

8.2.	The Board shall be entitled to prescribe the times for the issue of shares of the Company and the conditions therefor and any other matter which may arise in connection with the issue thereof.

8.3.

In every case of a rights offering, the Board shall be entitled, in its discretion, to resolve any problems and difficulties arising or that are likely to arise in regard to fractions of rights, and without prejudice to the generality of the foregoing, the Board shall be entitled to specify that no shares shall be allotted in respect of fractions of rights, or that fractions of rights shall be sold and the net proceeds shall be paid to the persons entitled to the fractions of rights, or, in accordance with a decision by the Board, to the benefit of the Company.

9.	INCREASE OF CAPITAL; ALTERATIONS TO CAPITAL

9.1.

The Company may, from time to time, by a resolution of the shareholders at a General Meeting, increase its share capital by way of the creation of new shares, whether or not all the existing shares have been issued up to the date of the resolution, whether or not it has been decided to issue same, and whether or not calls have been made on all the issued shares.

9.2.

The increase of share capital shall be in such amount and divided into shares of such nominal value, and with such restrictions and conditions and with such rights and privileges as the resolution dealing with the creation of the shares prescribes, and if no provisions are contained in the resolution, then as the Board shall prescribe.

9.3.

Unless otherwise stated in the resolution approving the increase of the share capital, the new shares shall be subject to those provisions in regard to issue, allotment, alteration of rights, payment of calls, liens, forfeiture, transfer, transmission and other provisions which apply to the shares of the Company.

9.4.	~~By resolution of the shareholders in a General Meeting, theT~~he Company may, subject to any applicable provisions of the Companies Law:

9.4.1.

consolidate its ~~existing~~ issued or unissued share capital, or any part thereof, including into shares of a per share par value which is larger ~~denomination~~ , equal to or smaller than the per share par value of its existing shares;

9.4.2.

sub-divide its issued or unissued share capital, in whole or in part, into shares of a smaller ~~denomination than the nominal~~ or the same par value of the existing shares and without prejudice to the foregoing, one or more of the shares so created may be granted any preferred or deferred rights or any special rights with regard to dividends, participation in assets upon winding-up, voting and so forth, subject to the provisions of these Articles;

9.4.3.	reduce its share capital; or

9.4.4.	cancel any shares which on the date of passing of the resolution have not been issued and to reduce its share capital by the amount of such shares.

9.5.

In the event ~~that the Company~~’~~s shareholders shall adopt~~ of any of the ~~resolutions~~actions described in Article9.4 above, the Board shall be entitled to prescribe arrangements necessary in order to resolve any difficulty arising or that are likely to arise in connection with such ~~resolutions,~~ consolidation or other action, including~~, in the event of a consolidation, it shall be entitled~~ to (i) allot, in contemplation of or subsequent to such consolidation or other action, shares or fractional shares sufficient to preclude or remove fractional share holdings; (ii) redeem, ~~in the case of redeemable shares, and~~ subject to applicable law, such shares or fractional shares sufficient to preclude or remove fractional share holdings; (iii) round up, round down or round to the nearest whole number, any fractional shares resulting from the consolidation or from any other action which may result in fractional shares; or (iv) cause the transfer of fractional shares by certain shareholders to other shareholders thereof so as to most expediently preclude or remove any fractional shareholdings, and, cause the transferees of such fractional shares to pay the transferors thereof the fair value thereof, and the Board is hereby authorized to act in connection with such transfer, as agent for the transferors and transferees of any such fractional shares, with full power of substitution, for the purposes of implementing the provisions of this Article9.5.

10.	SHARE CERTIFICATES

10.1.	Uncertificated Shares.

10.1.11.	Unless otherwise determined by the Board, the shares shall not be certificated.

~~10.1.2.~~	~~Subject to Article 25.3 hereinbelow, the Company shall maintain a~~

~~“Primary Register~~”~~, as such term is defined under Section 138(b) of the Companies Law, at the Office and an~~ “~~Additional Register~~”~~, as such term is defined under Section 138(a) of the Companies Law.~~

10.2.	Certificated Shares.

To the extent shares are certificated:

10.2.1.

Share certificates evidencing title to the shares of the Company shall be issued under the seal or rubber stamp of the Company~~, and~~ or the Company’s name stamped or printed, together with the signatures of two members of the Board, or one director together with the Chief Executive Officer, the Chief Financial Officer or any other person designated by the Board. The Board shall be entitled to decide that the signatures be effected in any mechanical or electronic form, provided that the signature shall be effected under the supervision of the Board in such manner as it prescribes.

10.2.2.	Every shareholder shall be entitled, free of charge, to one certificate in respect of all the shares of a single class registered in his name in the Register.

10.2.3.

The ~~Board~~Company shall not refuse a request by a shareholder to obtain several certificates in place of one certificate, unless such request is, in the opinion of the Board, unreasonable.  Where a shareholder has sold or transferred some of his shares, he shall be entitled, free of charge, to receive a certificate in respect of his remaining shares, provided that the previous certificate is delivered to the Company before the issuance of a new certificate.

10.2.4.	Every share certificate shall specify the number of ~~the~~ shares in respect of which such certificate is issued and may also specify the amounts which have been paid up in respect of each such share.

10.2.5.

A share certificate registered in the names of two (2) or more persons shall be delivered to one of the joint holders, and the Company shall not be obliged to issue more than one certificate to all the joint holders of shares and the delivery of such certificate to one (1) of the joint holders shall be deemed to be delivery to all of them.

10.2.6.

If a share certificate should be lost, destroyed or defaced, the ~~Board~~Company shall be entitled to issue a new certificate in its place, provided that the certificate is delivered to it and destroyed by it, or it is proved to the satisfaction of the Board that the certificate was lost or destroyed and security has been received to its satisfaction in respect of any possible damages and after payment of such amount as the Board shall prescribe.

10.3.

No person shall be recognized by the Company as having any right to a share unless such person is the registered owner of the shares in the Register. The Company shall not be bound by and shall not recognize any right or privilege pursuant to the laws of equity, or a fiduciary relationship or a chose in action, future or partial, in any share, or a right or privilege to a fraction of a share, or (unless these Articles otherwise direct) any other right in respect of a share, except the absolute right to the share as a whole, where same is vested in the owner registered in the Register.

11.	TRANSFER AND TRANSMISSION OF SHARES

11.1.

 No transfer of shares shall be registered unless a proper instrument of transfer is delivered to the Company or, in the case of shares registered with a transfer agent, delivered to such transfer agent or to such other place specified for this purpose by the Board. Subject to the provisions of these Articles, an instrument of transfer of a share in the Company shall be signed by the transferor and the transferee. Notwithstanding anything to the contrary herein, shares registered in the name of The Depository Trust Company (or other entity providing similar functions) or its nominee shall be transferrable in accordance with the policies and procedures of The Depository Trust Company. (or other entity providing similar functions). The Board may approve other methods of recognizing the transfer of shares in order to facilitate the trading of the Company’s shares on the NASDAQ or on any other stock exchange. The transferor shall be deemed to remain the holder of the share up until the time the name of the transferee is registered in the Register in respect of the transferred share.

11.2.	Insofar as the circumstances permit, the instrument of transfer of a share shall be substantially in the form set out below, or in any other form that the Board may approve.

I _______________, I.D.  _______________ of _______________ (the “Transferor”), in consideration for an amount of _______________ (in words) paid to me by _______________ I.D.  _______________ of _______________ (hereinafter: the “Transferee”), hereby transfer to the Transferee _______________ ______________ shares of nominal value NIS _______________ each, marked with the numbers _______________ to _______________ (inclusive) of UroGen Pharma Ltd., to be held by the Transferee, the assignee of his rights and his successors-in title, under all the same conditions under which I held same prior to the signing of this instrument, and I, the Transferee, hereby agree to accept the aforementioned shares in accordance with the above mentioned conditions.

In witness whereof we have hereunto signed this _____ day of _______ 20__.

Transferor _______________ Transferee _______________

Witnesses to Signature ______________

11.3.	The Company may close the transfer registers and the Register for such period of time as the Board shall deem fit.

11.4.

Every instrument of transfer shall be submitted to the Office or to such other place as the Board shall prescribe, for purposes of registration, together with the share certificates to be transferred, or if no such certificate was issued, together with a letter of allotment of the shares to be transferred, and such other proof as the Board may demand in regard to the transferor’s right of title or his right to transfer the shares. The Board shall have the right to refuse to recognize an assignment of shares until the appropriate securities under the circumstances have been provided, as shall be determined by the Board in a specific case or from time to time in general. Instruments of transfer which serve as the basis for transfers that are registered shall remain with the Company.

11.5.	Every instrument of transfer shall relate to one class of shares only, unless the Board shall otherwise agree.

11.6.

The executors of the will or administrator of a deceased shareholder’s estate (such shareholder not being one of a joint owners of a share) or, in the absence of an administrator of the estate or executor of the will, the persons specified in Article11.7 below, shall be entitled to demand that the Company recognize them as owners of rights in the share. The provisions of Article 11.4 above shall apply, mutatis mutandis, also in regard to this Article.

11.7.

In the case of the death of one of the holders of a share registered in the names of two or more persons, the Company shall recognize only the surviving owners as persons having rights in the share. However, the aforementioned shall not be construed as releasing the estate of a deceased joint shareholder from any and all undertakings in respect of the shares. Any person who shall become an owner of shares following the death of a shareholder shall be entitled to be registered as owner of such shares after having presented to an officer of the Company to be designated by the Chief Executive Officer an inheritance order or probation order or order of appointment of an administrator of estate and any other proof as required - if these are sufficient in the opinion of such officer - testifying to such person’s right to appear as shareholder in accordance with these Articles, and which shall testify to his title to such shares. The provisions of Article 11.4 above shall apply, mutatis mutandis, also in regard to this Article.

11.8.

The receiver or liquidator of a shareholder who is a company or the trustee in bankruptcy or the official receiver of a shareholder who is bankrupt, upon presenting appropriate proof to the satisfaction of an officer of the Company to be designated by the Chief Executive Officer that such shareholder has the right to appear in this capacity and which testifies to such shareholder’s title, may, with the consent of the Board (the Board shall not be obligated to give such consent) be registered as the owner of such shares. Furthermore, such shareholder may assign such shares in accordance with the rules prescribed in these Articles. The provisions of Article 11.4 above shall apply, mutatis mutandis, also in regard to this Article.

11.9.

A person entitled to be registered as a shareholder following assignment pursuant to these Articles shall be entitled, if approved by the Board and to the extent and under the conditions prescribed by the Board, to dividends and any other monies paid in respect of the shares, and shall be entitled to give the Company confirmation of the payments; however, he shall not be entitled to be present or to vote at any General Meeting of the Company or, subject to the provisions of these Articles, to make use of any rights of shareholders, until he has been registered as owner of such shares in the Register.

12.	GENERAL MEETING

12.1.

~~A~~An annual General Meeting shall be held at ~~least once every year, not later than fifteen (15) months after the last General Meeting, at~~ such time and at such place as the Board shall determine either within or outside the State of Israel. Such annual General Meeting shall be called an annual meeting, and all other meetings of the shareholders shall be called extraordinary meetings.

12.2.	The Board may call an extraordinary meeting whenever it sees fit to do so, at such time and at such place as the Board shall determine either within or outside the State of Israel.

~~12.3   The Board shall be obliged to call an extraordinary meeting upon a requisition in writing in accordance with the Companies Law.~~

12.3.	[INTENTIONALLY OMITTED]

12.4.	The Company ~~shall provide prior notice in regard to the holding of an annual meeting or an extraordinary meeting in accordance with the requirements of these Articles, and~~is not required to give notice of a General Meeting, subject to any mandatory provision of the Companies Law or other applicable law or regulation. Subject to the mandatory provisions of the Companies Law or other applicable law or regulation, in counting the number of days of prior notice given, the day of publication of the notice shall not be counted, but the day of the meeting shall be counted. The notice shall specify those items and contain such information as shall be required by the Companies Law and any other applicable law and regulations.

12.5.

Any shareholder ~~holding at least 1% (one percent) of the outstanding voting rights requesting to add an item to~~or shareholders of the Company that have the right under the Companies Law to request that a certain matter be included on the agenda of a General Meeting to be held in the future (a “Proposing Shareholder”) may submit such a request in accordance with and subject to the Companies Law and these Articles, provided that the matter is appropriate to be considered at the relevant General Meeting and the request is timely made (a “Proposal Request”). Subject to any requirements under the Companies Law, to be considered timely and ~~thereby be added to such agenda~~appropriate for the agenda of the relevant General Meeting, a Proposal Request must be delivered, either in person or by certified mail, postage prepaid, and received at the Office, (i) in the case of a General Meeting that is an annual meeting, no less than sixty (60) days nor more than one-hundred twenty (120) days prior to the date of the first anniversary of the preceding year’s annual meeting, provided, however, that, in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the Proposing Shareholder, in order to be timely and appropriate for the agenda of the relevant General Meeting, must be received no earlier than the close of business one-hundred twenty (120) days prior to such annual meeting and no later than the close of business on the later of ninety (90) days prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, and (ii) in the case of a General Meeting that is an extraordinary meeting, no earlier than one-hundred twenty (120) days prior to such extraordinary meeting and no later than the close of business on the later of sixty (60) days prior to such extraordinary meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, subject to applicable law.

12.6.	A Proposal Request shall also set forth: (i) the name and address of the Proposing Shareholder making the request; (ii) a representation that the Proposing Shareholder is a holder of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting; (iii) a description of all arrangements or understandings between the Proposing Shareholder and any other person or persons (naming such person or persons) in connection with the subject which is requested to be included in the agenda; (iv) a description of all Derivative Transactions (as defined below) by the Proposing Shareholder during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions; and (v) a declaration that all the information that is required under the Companies Law and any other applicable law to be provided to the Company in connection with such subject, if any, has been provided. Furthermore, the Board, may, in its discretion, to the extent it deems necessary, request that the Proposing Shareholder(s) provide additional information necessary so as to include a subject in the agenda of a General Meeting, as the Board may reasonably require. The information required pursuant to this Article 12.6 shall be updated as of the date the Proposing Shareholder submits the Proposal Request.

12.7.	A “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proposing Shareholder or any of its affiliates or associates, whether of record or beneficial: (a) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Company, (b) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company, (c) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or (d) which provides the right to vote or increase or decrease the voting power of such Proposing Shareholder, or any of its affiliates or associates, with respect to any shares or other securities of the Company, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proposing Shareholder in the shares or other securities of the Company held by any general or limited partnership, or any limited liability company, of which such Proposing Shareholder is, directly or indirectly, a general partner or managing member.

12.8.	Subject to Article13.9 below, in the event that the Company has established that an adjourned meeting shall be held on such date which is earlier or later than the date provided for in Section 78(b) of the Companies Law, such ~~later~~ date shall be included in the notice. The Company may add additional places for shareholders to review the full text of the proposed resolutions, including an internet site. The notice shall be provided in the manner prescribed in Article 27. In no event shall the public announcement of an adjournment or postponement of a General Meeting commence a new time period (or extend any time period) for the giving of a ~~shareholder~~’~~s noticeP~~roposal Request as described above.

12.9.	Subject to any requirements under the Companies Law, nominations of persons for election to the Board may only be made at an extraordinary meeting if directors are to be elected at such meeting (a) by or at the direction of the Board, or (b) by ~~any shareholdera~~ Proposing Shareholder who is entitled to vote at the meeting and who complies with the notice procedures set forth in ~~Article 12.6~~Articles 12.5 and 12.6 above.

13.	PROCEEDINGS AT GENERAL MEETING

13.1.

No business shall be conducted at a General Meeting unless a quorum is present, ~~and no resolution shall be passed unless a quorum is present at the time the~~  when the meeting proceeds to business.~~resolution is voted on.~~ Except in cases where it is otherwise stipulated, a quorum shall be constituted when there are personally present, or represented by proxy, at least two (2) shareholders who hold, in the aggregate, at least thirty-three and one-third percent (33 1/3%) of the voting rights in the Company. A proxy may be deemed to be two (2) or more shareholders pursuant to the number of shareholders ~~he~~such proxy represents.

13.2.

If within half an hour from the time appointed for the meeting, a quorum is not present, without there being an obligation to notify the shareholders to that effect, the meeting shall be adjourned to the same day in the following week, at the same hour and at the same place or to ~~a~~an earlier or later time and date if so specified in the notice of the meeting, unless such day shall fall on a statutory holiday (either in Israel or in the United States), in which case the meeting will be adjourned to the first Business Day afterwards.

13.3.

 If the original meeting was convened upon requisition under Section 63, 64 or 65 of the Companies Law, then one or more shareholders, present in person or by proxy and holding the number of shares required for making ~~such~~a requisition under Section 63 of the Companies Law, shall constitute a quorum at the adjourned meeting, but in any other case any ~~two (2)~~shareholder or shareholders present in person or by proxy shall constitute a quorum at the adjourned meeting.

13.4.

The Chairman of the Board, or any other person appointed for this purpose by the Board, shall preside at every General Meeting. If within fifteen (15) minutes from the time appointed for the meeting, the designated chairman for the meeting shall not be present, then any of the following may preside as chairman of the General Meeting (and in the following order): any director, the Chief Executive Officer, the Chief Financial Officer, the Secretary of the Company, or any person designated by the foregoing. If none of the foregoing persons is present, willing and able to act as chairman for the meeting, then the shareholders present at the meeting (in person or by proxy) shall elect one of their number to serve as chairman of the meeting.

13.5.

Except as required under the Companies Law or these Articles, any resolution of the shareholders shall be adopted by a majority of the voting power present and voting on such resolution at the applicable General Meeting, in person or by proxy. Each shareholder shall be entitled to the number of votes to which such shareholder is entitled on the basis of the number of Ordinary Shares held by such shareholder and shall vote all of the Ordinary Shares or any part thereof at his sole discretion.

13.6.

Where a poll has been demanded, the chairman of the meeting shall be entitled - but not obliged - to accede to the demand. Where the chairman of the meeting has decided to hold a poll, such poll shall be held in such manner, at such time and at such place as the chairman of the meeting directs, either immediately or after an interval or postponement, or in any other way, and the results of the vote shall be deemed to be the resolution at the meeting at which the poll was demanded. A person demanding a poll may withdraw his demand prior to the poll being held.

13.7.	A demand for the holding of a poll shall not prevent the continued business of the meeting on all other questions apart of the question in respect of which a poll was demanded.

13.8.

The announcement by the chairman of the meeting that a resolution has been passed unanimously or by a particular majority, or has been rejected, and a note recorded to that effect in the Company’s minute book, shall serve as prima facie proof of such fact, and there shall be no necessity for proving the number of votes or the proportion of votes given for or against the resolution, unless otherwise required under applicable law and regulation.

13.9.

The chairman of a General Meeting at which a quorum is present may, with the consent of holders of a majority of the voting power represented in person and by proxy and voting on the question of adjournment, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called. Subject to these Articles, it shall not be necessary to give any notice of an adjournment unless the meeting is adjourned for more than twenty-one (21) days, in which case notice thereof shall be given in the manner required for the meeting as originally called. Where a General Meeting has been adjourned without changing its agenda, to a date which is not more than twenty-one (21) days, notices shall be given for the new date, as early as possible, and by no later than seventy-two (72) hours before the General Meeting. The Board may postpone or adjourn a General Meeting prior to its commencement.

14.	VOTES OF SHAREHOLDERS

14.1.	The voting rights of every shareholder entitled to vote at a General Meeting shall be as set forth in Article 6.2 of these Articles.

14.2.

In the case of joint shareholders, the vote of the senior joint holder, given personally or by proxy, shall be accepted, to the exclusion of the vote of the remaining joint shareholders, and for these purposes the senior of the joint shareholders shall be the person amongst the joint holders whose name appears first in the Register.

14.3.

A shareholder who is an Incapacitated Person may vote solely through his guardian or other person who fulfills the function of such guardian and who was appointed by a court or other competent authority, and any guardian or other person as aforesaid shall be entitled to vote by way of a proxy, or in such manner as the court or other competent authority directs.

14.4.

Any corporation which is a shareholder of the Company shall be entitled, by way of resolution of its board of directors or another organ which manages said corporation, to appoint such person which it deems fit, whether or not such person is a shareholder of the Company, to act as its representative at any General Meeting of the Company or at a meeting of a class of shares in the Company which such corporation is entitled to attend and to vote thereat, and the appointed as aforesaid shall be entitled, on behalf of the corporation whom he represents, to exercise all of the same powers and authorities which the corporation itself could have exercised had it been a natural person holding shares of the Company.

14.5.

Every shareholder who is entitled to attend and vote at a General Meeting of the Company shall be entitled to appoint a proxy. A proxy can be appointed by more than one shareholder and vote in different ways on behalf of each principal.

14.6.

The instrument appointing a proxy shall be in writing signed by the person making the appointment or by his authorized representative, and if the person making the appointment is a corporation, the power of attorney shall be signed in the manner in which the corporation signs on documents which bind it, and a certificate of an attorney with regard to the authority of the signatories to bind the corporation shall be attached thereto. The proxy need not be a shareholder of the Company.

14.7.

The instrument appointing a proxy, or a copy thereof certified by an attorney, shall be lodged at the Office, or at such other place as the Board shall specify, not less than forty-eight (48) hours prior to the General Meeting at which the proxy intends to vote based on such instrument of proxy. (or such shorter period as the notice of the General Meeting shall specify). Notwithstanding the above, the chairman of the meeting shall have the right to waive the time requirement provided above with respect to all instruments of proxies and to accept any and all instruments of proxy until the beginning of a General Meeting. A document appointing a proxy shall be valid for every adjourned meeting of the General Meeting to which the document relates.

14.8.

Every instrument appointing a proxy, whether for a meeting specifically indicated, or otherwise, shall, as far as circumstances permit, be substantially in the following form, or in any other form approved by the Board:

I ______________ of ______________ being a shareholder holding shares in UroGen Pharma Ltd., hereby appoint Mr.  ______________ of ______________ or failing him, Mr.  ______________ of ______________, or failing him, Mr.  ______________ of ______________, to vote in my name, place and stead at the (ordinary/extraordinary) General Meeting of the Company to be held on the ____ of ______ 20__, and at any adjourned meeting thereof.

In witness whereof I have hereto set my hand on the _____ day of _____.

14.9.	No shareholder shall be entitled to vote at a General Meeting unless he has paid all of the calls and all of the amounts due from him, for the time being, in respect of his shares.

14.10.

A vote given in accordance with the instructions contained in an instrument appointing a proxy shall be valid notwithstanding the death or bankruptcy of the appointer, or the revocation of the proxy, or the transfer of the share in respect of which the vote was given as aforesaid, unless notice in writing of the death, revocation or transfer is received at the Office, or by the chairman of the meeting, prior to such vote.

14.11.

Subject to the Companies Law, an instrument appointing a proxy shall be deemed revoked (i) upon receipt by the Company or the chairman of the meeting, subsequent to receipt by the Company of such instrument, of written notice signed by the person signing such instrument or by the shareholder appointing such proxy ~~canceling~~revoking the appointment thereunder (or the authority pursuant to which such instrument was signed) or of an instrument appointing a different proxy, provided such notice of ~~cancellation~~revocation or instrument appointing a different proxy were so received at the place and within the time for delivery of the instrument revoked thereby as referred to in Article 14.7 hereof, or (ii) if the appointing shareholder is present in person at the meeting for which such instrument of proxy was delivered, upon receipt by the chairman of such meeting of written notice from such shareholder of the revocation of such appointment, or if and when such shareholder votes at such meeting. A vote cast in accordance with an instrument appointing a proxy shall be valid notwithstanding the revocation or purported ~~cancellation~~revocation of the appointment, or the presence in person or vote of the appointing shareholder at a meeting for which it was rendered, unless such instrument of appointment was deemed revoked in accordance with the foregoing provisions of this Article 14.11 at or prior to the time such vote was cast.

15.	THE BOARD OF DIRECTORS

15.1.

The prescribed number of directors of the Company shall be between five (5) and nine (9) (including the External Directors, if any), as may be fixed from time to time by ~~a two-thirds (2/3) majority of the then incumbent directors~~.the Board.  Any director shall be eligible for re-election upon termination of his term of office, subject to applicable law.

15.2.

Prior to every annual General Meeting of the Company, the Board (or a duly authorized committee of the Board) may select, via a resolution adopted by a majority of the Board (or such committee), ~~a number of~~the persons to be proposed to the shareholders for election as directors at such annual General Meeting for service until the next annual General Meeting (the “Nominees”).

15.3.	The Nominees shall be elected by a resolution at the annual General Meeting at which they are subject to election.

15.4.

Every director, other than External Directors, (if any), shall hold office until the end of the next annual General Meeting following the annual General Meeting at which he was elected, unless his office is vacated in accordance with Articles 15.7 or 16.5 below.  If, at an annual General Meeting, no Nominees are proposed by either the Board or shareholders, or if no Nominees are elected, the directors then in office shall continue to hold office until the convening of a General Meeting at which Nominees shall be proposed and elected.

15.5.

 If the office of a director shall be vacated, or if the number of incumbent directors is less than the maximum prescribed by Article 15.1 above, leaving one or more available offices unfilled, the ~~majority of the remaining incumbent members of the~~ Board shall be entitled to appoint another director in ~~place of~~ each ~~director whose~~ office that has become or remains vacated, and such Board-appointed director (or directors) shall hold office until replaced in the manner set out in Article 15.4 above. This Article15.5 shall not apply to a vacated office of an External Director, which may be filled only in accordance with Article15.9 below, unless ~~there are two (2) or more~~the minimum number of External Directors required under the Companies Law are in office at that time ~~in addition to the vacated office~~or the Company otherwise is not required to appoint an External Director to such office in accordance with the Companies Law.

15.6.

  The directors in their capacity as such shall be entitled to receive remuneration as shall be determined in compliance with the Companies Law.  The conditions (including remuneration) of the terms of office of members of the Board shall be decided by the Board or any duly authorized committee thereof, ~~but the same shall be valid only if ratified in the manner required under~~subject to the Companies Law. The remuneration of directors may be fixed as an overall payment or other consideration, or as a payment or other consideration in respect of attendance at meetings of the Board or a committee thereof, or a combination of both.  In addition to his remuneration, each director shall be entitled to be reimbursed, retroactively or in advance, in respect of his reasonable expenses connected with performing his functions and services as a director. Such entitlement shall be determined in accordance with, and shall be subject to, a specific resolution or policy adopted by the Board regarding such matter and in accordance with the requirements of applicable law.

15.7.

 Subject to the provisions of the Companies Law with regard to External Directors and subject to Article 15.4 above and Article 16.5 below, the office of a member of the Board shall be vacated in any one of the following events:

15.7.1.	if he resigns his office by way of a letter signed by him, lodged at the Office;

15.7.2.	if he is declared bankrupt;

15.7.3.	if he becomes insane or unsound of mind;

15.7.4.	upon his death;

15.7.5.	if he is prevented by applicable law from serving as a director of the Company;

15.7.6.	if the Board terminates his office in accordance with Section 231 of the Companies Law;

15.7.7.	if a court order is given in accordance with Section 233 of the Companies Law;

15.7.8.	if he is removed from office by a resolution at a General Meeting adopted by a majority of the voting power in the Company; or

15.7.9.	if his period of office has terminated in accordance with the provisions of these Articles.

15.8.

If the office of a member of the Board should be vacated, the remaining members of the Board shall be entitled to continue to act for all purposes for as long as their number does not fall below the minimum, as prescribed in Article 15.1 above, without limiting their right to fill any vacancy at any time in accordance with Article 15.5 above. Should their number fall below the aforesaid minimum, the remaining directors shall not be entitled to act, except for the appointment of additional directors, or for the purpose of calling a General Meeting for the appointment of additional directors, or for the purpose of calling a General Meeting for the appointment of a new Board.

15.9.

The office of an External Director shall be vacated and an External Director may be removed and replaced only in accordance with the provisions for vacation of office, removal and appointment of External Directors under the Companies Law.

16.	OTHER PROVISIONS REGARDING DIRECTORS

16.1.

Subject to any mandatory provisions of applicable law, a director shall not be disqualified by virtue of his office from holding another office in the Company or in any other company in which the Company is a shareholder or in which it has any other form of interest, or of entering into a contract with the Company, either as seller or buyer or otherwise. Likewise, no contract made by the Company or on its behalf in which a director has any form of interest may be nullified and a director shall not be obliged to account to the Company for any profit deriving from such office, or resulting from such contract, merely by virtue of the fact that he serves as a director or by reason of the fiduciary relationship thereby created, but such director shall be obliged to disclose to the Board the nature of any such interest at the first opportunity.

16.2.

 A general notice to the effect that a director is a shareholder or has any other form of interest in a particular firm or a particular company and that he must be deemed to have an interest in any business with such firm or company shall be deemed to be adequate disclosure for purposes of this Article in relation to such director, and after such general notice has been given, such director shall not be obliged to give special notice in relation to any particular business with such firm or such company.

16.3.

Subject to the provisions of the Companies Law and these Articles, the Company shall be entitled to enter into a transaction in which an Office Holder of the Company has a personal interest, directly or indirectly, and may enter into any contract or otherwise transact any business with any third party in which contract or business an Office Holder has a personal interest, directly or indirectly.

16.4.

 The Board by regular majority shall elect one (1) of its members to serve as chairman of the Board (the “Chairman of the Board”~~), provided that, subject to the provisions of Section 121(c) of the Companies Law, the~~”~~).~~ The Chief Executive Officer of the Company shall not serve as Chairman of the Board., unless permitted under applicable law.  The office of Chairman of the Board shall be vacated if the Board by regular majority determines to dismiss the Chairman of the Board prior to the end of his term of office, or in each of the cases mentioned in Articles 15.7 above and Article 16.5 below. The Board may also elect one (1) of its members to serve as Vice Chairman of the Board, who shall have such duties and authorities as the Board may assign to him.

16.5.

 ~~Subject to the relevant provisions of the Companies Law, the Company may~~If, in a General Meeting, by a resolution adopted by a majority of the voting power in the Company, ~~dismiss~~ any director is dismissed prior to the end of his term of office, ~~and~~ the Board shall be entitled~~, by regular majority,~~ to appoint another individual in his place as a director. The individual so appointed shall hold such office only for that period of time during which the director ~~whom he replaces~~who was replaced would have held office. This Article16.5 shall not apply to External Directors, (if any), who shall be appointed and removed in accordance with the Companies Law.

16.6.	A director shall not be obliged to hold any share in the Company.

17.	PROCEEDINGS OF THE BOARD OF DIRECTORS

17.1.	The Board shall convene for a meeting at least once every calendar quarter.

17.2.

   The Board may meet in order to exercise its powers pursuant to Section 92 of the Companies Law, including without limitation to supervise the Company’s affairs, and it may, subject to the provisions of the Companies Law, adjourn its meetings and regulate its proceedings and operations as it deems fit. It may also prescribe the quorum required for the conduct of business. Until otherwise decided by the Board, a quorum shall be constituted if a majority of the directors holding office for the time being are present when the meeting proceeds to business.

17.3.

 Should a director or directors be barred from being present and voting at a meeting of the Board pursuant to Section 278 of the Companies Law, the quorum shall be a majority of the directors entitled to be present and to vote at the meeting of the Board when the meeting proceeds to business.

17.4.

  Any director, the Chief Executive Officer in the event stipulated in Section 122 of the Companies Law or the auditor of the Company in the event stipulated in Section 169 of the Companies Law, may, at any time, demand the convening of a meeting of the Board. The Chairman of the Board shall be obliged, on such demand, to call such meeting within a reasonable time from receipt of a request by the director, the Chief Executive Officer or the auditor of the Company soliciting such a meeting, provided that proper notice pursuant to Article 17.5 is given.

17.5.

Every director shall be entitled to receive notice of meetings of the Board, and such notice may be in writing ~~or by facsimile, or electronic mail~~, sent to the last address (whether physical or electronic) or facsimile number given by the director for purposes of receiving notices, provided that the notice shall be given at least a reasonable amount of time prior to the meeting and in no event less than twenty four (24) hours prior notice, unless the urgency of the matter to be discussed at the meeting reasonably requires a shorter notice period as determined by the Chairman of the Board or the Board.

17.6.

Every meeting of the Board at which a quorum is present shall have all the powers and authorities vested for the time being in the Board. Any matter ~~discussed in a meeting and brought up for decision by the Chairman of the~~considered by the Board shall be decided by a simple majority of the directors attending such meeting and voting on such matter. In the case of an equality of votes of the Board, the Chairman of the Board shall not have a second or casting vote, and the proposal shall be deemed to be defeated.

17.7.	If the Chairman of the Board is not present within thirty (30) minutes after the time appointed for the meeting, the directors present shall elect one of their members to preside at such meeting.

17.8.

The Board may adopt resolutions, without actually convening a meeting of the Board, provided that all the directors entitled to participate in the meeting and to vote on the subject brought for decision agree thereto. If resolutions are made as stated in this Article 17.8, the Chairman of the Board shall record minutes of the decisions stating the manner of voting of each director on the subjects brought for decision, as well as the fact that all the directors agreed to take the decision without actually convening.

17.9.

The Board may hold meetings by use of any means of communication, on condition that all participating directors can hear each other at the same time. In the case of a resolution passed by way of a telephone call or any such other means of communication, a copy of the text of the resolution shall be sent, as soon as possible thereafter, to the directors.

18.	GENERAL POWERS OF THE BOARD OF DIRECTORS

18.1.

The supervision of the Company’s affairs shall be in the hands of the Board, which shall be entitled to exercise all of the powers and authorities and to perform any act and deed which the Company is entitled to exercise and to perform in accordance with these Articles, and in respect of which there is no mandatory provision or requirement in the Companies Law or in binding rules and regulations of the United States that such powers and authorities be exercised or performed by the shareholders in a General Meeting or by a committee.

18.2.

The Board may, from time to time, in its absolute discretion, borrow or secure any amounts of money required by the Company for the conduct of its business. The Board shall be entitled to raise or secure the repayment of an amount obtained by it, in such way and on such conditions and times as it deems fit.

18.3.

The Board shall be entitled to issue documents of undertaking, such as options, debentures or debenture stock, whether linked or redeemable, convertible debentures or debentures convertible into other securities, or debentures which carry a right to purchase shares or to purchase other securities, or any mortgage, pledge, collateral or other charge over the property of the Company and its undertaking, in whole or in part, whether present or future, including the uncalled share capital or the share capital which has been called but not yet paid. The deeds of undertaking, debentures of various types or other forms of collateral security may be issued at a discount, at a premium or otherwise and with such preferential or deferred or other rights, as the Board shall, from time to time, decide.

18.4.

The Board may, from time to time, set aside any amount(s) out of the profits of the Company as a reserve or reserves for any purpose(s) which the Board, in its absolute discretion, shall deem fit, including without limitation, capitalization and distribution of bonus shares, and may invest any sum so set aside in any manner and from time to time deal with and vary such investments and dispose of all or any part thereof and employ any such reserve or any part thereof in the business of the Company without being bound to keep the same separate from other assets of the Company, and may subdivide or re-designate any reserve or cancel the same or apply the funds therein for other purposes, all as the Board may from time to time think fit.

19.	BOARD COMMITTEES

19.1.

The Board may, as it deems fit and subject to any applicable law, delegate to a committee certain of its powers and authorities, in whole or in part, as it deems appropriate. The curtailment or revocation of the powers and authorities of a committee by the Board shall not invalidate a prior act of such committee or an act taken in accordance with its instructions, which would have been valid had the powers and authorities of the committee not been altered or revoked by the Board.

19.2.

The meetings and proceedings of every such committee which is comprised of two (2~~)/or a higher minimum number of members required under the Companies Law (or applicable U.S. regulations that the Company has elected to follow in lieu of the Companies law),~~) or more members shall be conducted in accordance with the provisions contained in these Articles in regard to the conduct of meetings and proceedings of the Board to the extent that the same are suitable for such committee, and so long as no provisions have been adopted in replacement thereof by the Board.

20.	RATIFICATION OF ACTIONS

20.1.

Subject to the Companies Law, all acts taken in good faith by the Board or a committee or by an individual acting as a member thereof shall be valid even if it is subsequently discovered that there was a defect in the appointment of the Board, the committee or the member, as the case may be, or that the members, or one of them, was or were disqualified from being appointed as a director(s) or to a committee.

20.2.

 The Board or any committee may ratify any act the performance of which at the time of the ratification was within the scope of the authority of the Board or the relevant committee. The General Meeting shall be entitled to ratify any act taken by the Board or any committee without authority or which was tainted by some other defect. From the time of the ratification, every act ratified as aforesaid, shall be treated as though lawfully performed from the outset.

21.	SIGNING POWERS

21.1.

Subject to any other resolution on the subject passed by the Board, the Company shall be bound only pursuant to a document in writing bearing its seal or its rubber stamp or its printed or stamped name, and the signature of whomever may be authorized by the Board, which shall be entitled to empower any person, either alone or jointly with another, even if he is not a shareholder or a director, to sign and act in the name and on behalf of the Company.

21.2.

The Board shall be entitled to prescribe separate signing power in regard to different businesses of the Company and in respect of the limit of the amounts in respect of which various persons shall be authorized to sign.

22.	CHIEF EXECUTIVE OFFICER

22.1.

The Board shall, from time to time, appoint a Chief Executive Officer and subject to the provisions of the Companies Law delineate his powers and authorities and his remuneration~~. Subject to any contract between the Chief Executive Officer and the Company,~~ and the Board may dismiss him or replace him at any time it deems fit.

22.2.

A Chief Executive Officer need not be a director or shareholder. Subject to the provisions of any contract between the Chief Executive Officer and the Company, if the Chief Executive Officer is also a director, all of the same provisions with regard to appointment, resignation and removal from office shall apply to the Chief Executive Officer in his capacity as a director, as applicable to the Company’s other directors who are not External Directors.

22.3.

The Board shall be entitled from time to time, subject to the provisions of the Companies Law, to delegate to the Chief Executive Officer for the time being such of the powers it has pursuant to these Articles as it deems appropriate. The Board shall be entitled to grant such powers for such period, for such purposes, on such conditions and with such restrictions as it deems appropriate, and it shall be entitled to grant such powers without renouncing the powers and authorities of the Board in such regard. The Board may revoke, annul and alter such delegated powers and authorities, in whole or in part, at any time.

22.4.

Subject to the provisions of any applicable law, the remuneration of the Chief Executive Officer shall be fixed from time to time by the Board (and, so long as required by the Companies Law, shall be approved by the Compensation Committee and by the shareholders unless exempted from shareholders’ approval) and such remuneration may be in the form of a fixed salary or commissions or a participation in profits, or combination thereof, or in any other manner which may be decided by the Board and approved according to this Article22.4.

23.	SECRETARY, OFFICE-HOLDERS, CLERKS AND REPRESENTATIVES

23.1.

 The Board shall be entitled, from time to time, to appoint, or ~~to delegate to the Chief Executive Officer, either alone or together with other persons designated by the Board, the ability to appoint Office Holders (other than directors), a Secretary for the Company, employees and agents to such permanent, temporary or special positions, and to specify and change their titles, authorities and duties, and may set, or delegate to~~, unless determined otherwise by the Board, the Chief Executive Officer, either alone or together with other persons designated by the Board, ~~the ability to set~~shall be entitled to appoint Office Holders (other than (i) directors and (ii) “officers” as defined under Rule 16a-1(f) of the U.S. Securities and Exchange Act of 1934, as amended (“Section 16 Officers”)); a Secretary for the Company; employees and agents to such permanent, temporary or special positions; and to specify and change their titles, authorities and duties, and to set, their salaries, bonuses and other compensation ~~of any employee or agent who is not an Office Holder~~. Salaries, bonuses and compensation of Office Holders who are not directors or Section 16 Officers shall be determined and approved by the Chief Executive Officer, or in such other manner as may be ~~required~~permitted from time to time under the Companies Law. The Board, or, unless determined otherwise by the Board, the Chief Executive Officer, either alone or together with other persons designated by the Board ~~(in the case of any Office Holder who is not a director, employee or agent appointed by the Board), shall be~~, shall be entitled at any time, in its, his or their (as applicable) sole and absolute discretion, to terminate the services of one of more of the foregoing persons (~~in the case of a director, however, subject to compliance with Article 16.5 above), subject to any other requirements under applicable law~~excluding, for clarity, directors and Section 16 Officers).

23.2.

 The Board and the Chief Executive Officer may from time to time and at any time, subject to their powers under these Articles and the Companies Law, empower any person to serve as representative of the Company for such purposes and with such powers and authorities, instructions and discretions for such period and subject to such conditions as the Board or the Chief Executive Officer, as the case may be, shall deem appropriate. The Board or Chief Executive Officer may grant such person, inter alia, the power to further delegate the authority, powers and discretions vested in him, in whole or in part. The Board or the Chief Executive Officer, as the case may be, may revoke, annul, vary or change any such power or authority, or all such powers or authorities collectively.

24.	DIVIDENDS, BONUS SHARES, FUNDS AND CAPITALIZATION OF FUNDS AND PROFITS

24.1.

~~Unless otherwise permitted by the Companies Law, no dividends shall be paid other than out of the Company~~’~~s profits available for distribution as set forth in the Companies Law.~~ The Board may decide on the payment of a dividend or on the distribution of bonus shares. A dividend in cash or bonus shares shall be paid or distributed, as the case may be, equally to the holders of the Ordinary Shares registered in the Register, pro rata to the nominal amount of capital paid up or credited as paid up on par value of the shares, without reference to any premium which may have been paid thereon. However, whenever the rights attached to any shares or the terms of issue of the shares do not provide otherwise, an amount paid on account of a share prior to the payment thereof having been called, or prior to the due date for payment thereof, and on which the Company is paying interest, shall not be taken into account for purposes of this Article as an amount paid-up on account of the share.

24.2.

~~Only~~Except where determined otherwise in accordance with Article 11.9, only a person whose name, on the date determined by the Board for entitlement to the dividend (“Record Date”), was registered in the Register as the owner of the shares shall be entitled to dividends.

24.3.

Unless other instructions are given, it shall be permissible to pay any dividend by way of a check or payment order to be sent by post to the registered address of the shareholder or the person entitled thereto, or in the case of joint shareholders being registered, to the shareholder whose name appears first in the Register in relation to the joint shareholding. Every such check shall be made in favor of the person to whom it is sent. A receipt by the person whose name, on the Record Date, was registered in the Register as the owner of the shares, or in the case of joint holders, by one of the joint holders, shall serve as a discharge with regard to all the payments made in connection with such share.

24.4.

The Board shall be entitled to invest any dividend which has not been claimed for a period of one (1) year after having been declared, or to make use thereof in any other way for the benefit of the Company until such time as it is claimed. A dividend or other beneficial rights in respect of shares shall not bear interest, and the Company shall not be obliged to pay interest or linkage in respect of an unclaimed dividend.  The payment by the Board of any unclaimed dividend into a separate account shall not make the Company a trustee in respect thereof, and any dividend unclaimed after a period of seven (7) years from the date of declaration of such dividend shall be forfeited and shall revert to the Company, provided, however, that the Board may, at its discretion, cause the Company to pay any such dividend, or any part thereof, to a person who would have been entitled thereto had the same not reverted to the Company.

24.5.

Unless otherwise specified in the terms of issue of shares or securities convertible into, or which grant a right to purchase, shares, any shares that are fully paid-up or credited as paid-up shall at any time confer on their holders the right to participate in the full dividends and in any other distribution for which the determining date for the right to receive the same is the date at which the aforesaid shares were fully paid-up or credited as fully paid-up, as the case may be, or subsequent to such date.

24.6.

The Board shall be entitled to deduct from any dividend or other beneficial rights, all amounts of money which the holder of the share in respect of which the dividend is payable or in respect of which the other beneficial rights were given, may owe to the Company in respect of such share, whether or not the due date for payment thereof has arrived. The Board shall be entitled to retain any dividend or bonus shares or other beneficial rights in respect of a share in relation to which the Company has a lien, and to utilize any such amount or the proceeds received from the sale of any bonus shares or other beneficial rights, for the discharge of the debts or liabilities in respect of which the Company has a lien.

24.7.

The Board may decide that a dividend is to be paid, in whole or in part, by way of a distribution of assets of the Company in kind, including by way of debentures of the Company, or shares or debentures of any other company, or in any other way.

24.8.

The Board may decide that any portion of the amounts standing for the time being to the credit of any capital fund (including a fund created as a result of a revaluation of the assets of the Company), or which are held by the Company as profits available for distribution, shall be capitalized subject to and in accordance with the provisions of the Companies Law and of these Articles, and serve for the payment up in full (either at par or with a premium as prescribed by the Company) of shares which have not yet been issued or of debentures of the Company, which shall then be allotted and distributed amongst the shareholders as fully paid-up shares or debentures, pro rata to each shareholder’s entitlement under these Articles.

24.9.

In every case that the Company issues bonus shares by way of a capitalization of profits or funds at a time at which securities issued by the Company are in circulation and confer on the holders thereof rights to convert the same into shares in the share capital of the Company, or options to purchase shares in the share capital of the Company (such rights of conversion or options shall henceforth be referred to as the “Rights”), the Board shall be entitled (in a case that the Rights or part thereof shall not be otherwise adjusted in accordance with the terms of their issue) to transfer to a special fund designated for the distribution of bonus shares in the future (to be called by any name that the Board may decide on and which shall henceforth be referred to as the “Special Fund”) an amount equivalent to the nominal amount of the share capital to which some or all of the Rights holders would have been entitled as a result of the issue of bonus shares, had they exercised their Rights prior to the determining date for the right to receive bonus shares, including rights to fractions of bonus shares, and in the case of a second or additional distribution of bonus shares in respect of which the Company acts pursuant to this Article, including entitlement stemming from a previous distribution of bonus shares.

24.10.

In the case of the allotment of shares by the Company as a consequence of the exercise of entitlement by the owners of shares in those cases in which the Board has made a transfer to the Special Fund in respect of the Rights pursuant to Article24.~~8~~9 above, the Board shall allot to each such shareholder, in addition to the shares to which he is entitled by virtue of having exercised his rights, such number of fully paid-up shares the nominal value of which is equivalent to the amount transferred to the Special Fund in respect of his rights, by way of a capitalization to be effected by the Board of an appropriate amount out of the Special Fund. The Board shall be entitled to decide on the manner of dealing with rights to fractions of shares in its sole discretion.

24.11.

If after any transfer to the Special Fund has been made the Rights should lapse, or the period should end for the exercise of Rights in respect of which the transfer was effected without such Rights being exercised, then any amount which was transferred to the Special Fund in respect of the aforesaid unexercised Rights shall be released from the Special Fund, and the Company may deal with the amount so released in any manner it would have been entitled to deal therewith had such amount not been transferred to the Special Fund.

24.12.	For the implementation of any resolution regarding a distribution of shares or debentures by way of a capitalization of profits as aforesaid, the Board may:

24.12.1.

Resolve any difficulty which arises or may arise in regard to the distribution in such manner as it deems fit and may take all of the steps that it deems appropriate in order to overcome such difficulty.

24.12.2.

Issue certificates in respect of fractions of shares, or decide that fractions of less than an amount to be decided by the Board shall not be taken into account for purposes of adjusting the rights of the shareholders or may sell the fractions of shares and pay the net proceeds to the persons entitled thereto.

24.12.3.

Sign, or appoint a person to sign, on behalf of the shareholders on any contract or other document which may be required for purposes of giving effect to the distribution, and, in particular, shall be entitled to sign or appoint a person who shall be entitled to appoint and submit a contract or other document as referred to in Section 291 of the Companies Law.

24.12.4.	Make any arrangement or other scheme which is required in the opinion of the Board in order to facilitate the distribution.

24.13.

The Board shall be entitled, as it deems appropriate and expedient, to appoint trustees or nominees for those registered shareholders who have failed to notify the Company of a change of their address and who have not applied to the Company in order to receive dividends, shares or debentures out of capital, or other benefits during the aforesaid period. Such trustees or nominees shall be appointed for the use, collection or receipt of dividends, shares or debentures out of capital and rights to subscribe for shares which have not yet been issued and which are offered to the shareholders but they shall not be entitled to transfer the shares in respect of which they were appointed, or to vote on the basis of holding such shares. In all of the terms and conditions governing such trusts and the appointment of such nominees it shall be stipulated by the Company that upon the first demand by a beneficial holder of a share being held by the trustee or nominee, such trustee or nominee shall be obliged to return to such shareholder the share in question and all of those rights held by it on the shareholder’s behalf (all as the case may be). Any act or arrangement effected by any such nominees or trustee and any agreement between the Board and a nominee or trustee shall be valid and binding in all respects.

25.	COMPANY RECORDS AND REGISTERS

25.1.

The ~~BoardCompany~~ shall comply with all the provisions of the Companies Law in regard to the recording of charges and the keeping and maintaining of a register of directors, the Register and register of charges.

25.2.

Any book, register and record that the Company is obliged to keep in accordance with the Companies Law or pursuant to these Articles shall be recorded in a regular book, or by digital, electronic or other means, as the Board shall decide.

25.3.

Subject to and in accordance with the provisions of Sections 138 and 139 of the Companies Law, the Company may cause supplementary registers to be kept in any place outside Israel as the Board may deem fit, and, subject to all applicable requirements of the Companies Law, the Board may from time to time adopt such rules and procedures as it may deem fit in connection with the keeping of such supplementary registers.

26.	BOOKS OF ACCOUNT

26.1.

The Board shall keep proper books of account in accordance with the provisions of the Companies Law. The books of account shall be kept at the Office, or at such other place or places as the Board shall deem appropriate, and shall at all times be open to the inspection of members of the Board. A shareholder of the Company who is not a member of the Board shall not have the right to inspect any books or accounts or documents of the Company, unless such right has been expressly granted to him by the Companies Law, or if he has been permitted to do so by the Board ~~or by the shareholders based on a resolution adopted at a General Meeting~~.

26.2.	At least once each year the accounts of the Company and the correctness of the statement of income and the balance sheet shall be audited and confirmed by an independent auditor.

26.3.

The Company shall, in an annual General Meeting, appoint an independent auditor who shall hold such position until the next annual General Meeting, or for a term beyond the aforesaid, provided that such term shall not extend beyond the third (3rd) annual General Meeting following the annual General Meeting at which such independent auditor was appointed, and his appointment, remuneration and rights and duties shall be subject to the provisions of the Companies Law, provided, however, that in exercising its authority to fix the remuneration of the auditor, the shareholders in an annual General Meeting may, by a resolution, act (and in the absence of any action in connection therewith shall be deemed to have so acted) to authorize the Board (with right of delegation to a Committee thereof or to management) to fix such remuneration subject to such criteria or standards, if any, as may be provided in such resolution, and if no such criteria or standards are so provided, such remuneration shall be fixed in an amount commensurate with both the volume and nature of the services rendered by the auditor.

26.4.

~~The~~To the extent required by the Companies Law, the auditor shall be entitled to receive notices of every General Meeting of the Company and to attend such meetings and to express his opinions on all matters pertaining to his function as the auditor of the Company.

26.5.

Subject to the provisions of the Companies Law and the U.S. Rules, any act carried out by the auditor of the Company shall be valid as against any person doing business in good faith with the Company, notwithstanding any defect in the appointment or qualification of the auditor.

26.6.

~~For as long as the Company is a public company, as defined in~~To the extent required by the Companies Law, it shall appoint an internal auditor possessing the authorities set forth in the Companies Law. The internal auditor of the Company shall present all of its proposed work plans to the Board or to the audit committee of the Board, ~~which~~asdetermined by the Board from time to time, and the Board or audit committee (as applicable) shall have the authority to approve them, subject to any modifications in its discretion. Until such time as the Board determines otherwise, the work plan shall be submitted to the audit committee of the Board and approved by it, subject to any modifications in its discretion.

27.	NOTICES

27.1.

 The Company may serve any written notice or other document on a shareholder by way of delivery by hand, by facsimile transmission ~~or~~, by email or other electronic transmission or by dispatch by prepaid registered mail to his address as recorded in the Register, or if there is no such recorded address, to the address given by him to the Company for the sending of notices to him. Notwithstanding the foregoing or any other provision to the contrary contained herein, notices or any other information or documents required to be delivered to a shareholder shall be deemed to have been duly delivered if submitted, published, filed or lodged in any manner prescribed by applicable law. With respect to the manner of providing such notices or other disclosures, the Company may distinguish between the shareholders listed on its regular Registry and those listed in any “additional registry”, as defined in Section 138(a) of the Companies Law, administered by a transfer agent or stock exchange registration company.

27.2.

Any shareholder may serve any written notice or other document on the Company by way of delivery by hand at the Office, by facsimile or email transmission to the Company or by dispatch by prepaid registered mail to the Company at the Office.

27.3.

Any notice or document which is delivered or sent to a shareholder in accordance with these Articles shall be deemed to have been duly delivered and sent in respect of the shares held by him (whether in respect of shares held by him alone or jointly with others), notwithstanding the fact that such shareholder has died or been declared bankrupt at such time (whether or not the Company knew of his death or bankruptcy), and shall be deemed to be sufficient delivery or dispatch to heirs, trustees, administrators or transferees and any other persons (if any) who have a right in the shares.

27.4.	Any such notice or other document shall be deemed to have been served:

27.4.1.	in the case of mailing, forty-eight (48) hours after it has been posted, or when actually received by the addressee if sooner than forty-eight (48) hours after it has been posted;

27.4.2.	in the case of overnight air courier, on the next day following the day sent, with receipt confirmed by the courier, or when actually received by the addressee if sooner;

27.4.3.	in the case of personal delivery, when actually tendered in person to such shareholder;

27.4.4.	in the case of facsimile or other electronic transmission (including email), ~~the next day following the date on which~~upon transmission, provided that the notice or other document shall not be deemed served if the sender receives an automatic ~~electronic confirmation by the recipient~~’~~s facsimile machine or computer or other device that such notice was received by the addressee; or~~ system-generated response that such facsimile or other electronic transmission was undeliverable or not delivered; or

27.4.5.

in the case a notice is, in fact, received by the addressee, when received, notwithstanding that it was defectively addressed or failed, in some other respect, to comply with the provisions of this Article27.4.

27.5.

Any shareholder whose address is not described in the Register, and who shall not have designated in writing an address for the receipt of notices, shall not be entitled to receive any notice from the Company. In the case of joint holders of a share, the Company shall be entitled to deliver a notice by dispatch to the joint holder whose name stands first in the Register in respect of such share.

27.6.

Whenever it is necessary to give notice of a particular number of days or a notice for another period, the day of delivery shall be counted in the number of calendar days or the period, unless otherwise specified.

27.7.

Notwithstanding anything to the contrary contained herein, notice by the Company of a General Meeting, containing the information required to be set forth in such notice under these Articles, which is published, within the time otherwise required for giving notice of such meeting, in either or several of the following manners shall be deemed to be notice of such meeting duly given or service of such materials on the date of such publication:

27.7.1.	on the Company’s website; and/or

27.7.2.	in a report or a schedule filed with, or furnished to, the SEC.

~~27.7.1.~~

  ~~the Company’s website shall be deemed to be notice of such meeting duly given, for the purposes of these Articles, to any shareholder whose address as registered in the Register (or as designated in writing for the receipt of notices and other documents) is located in the State of Israel; and~~

~~27.7.2.~~

   ~~one (1) notification by international wire service press release and furnishing of such release on Form 6-K to the SEC shall be deemed to be notice of such meeting duly given, for the purposes of these Articles, to any shareholder whose address as registered in the Register (or as designated in writing for the receipt of notices and other documents) is located outside the State of Israel.~~

28.	INSURANCE, INDEMNITY AND EXCULPATION

28.1.

Subject to the provisions of the Companies Law, the Company shall be entitled to enter into a contract to insure all or part of the liability of an Office Holder of the Company, imposed on him in consequence of an act which he has performed by virtue of being an Office Holder, in respect of any of the following:

28.1.1.

 The breach of a duty of care to the Company or to any other person, ~~other than with respect to a distribution and excluding a breach committed intentionally or recklessly (other than a breach arising out negligent conduct);;~~

28.1.2.

The breach of a duty of loyalty to the Company, provided that the Office Holder acted in good faith and had reasonable grounds for believing that the action would not adversely affect the best interests of the Company;

28.1.3.	A pecuniary liability imposed on him in favor of any other person ~~in respect of an act done in his capacity as an Office Holder.~~; or

28.1.4.	Any other circumstances arising under the law with respect to which the Company may, or will be able to, insure an Office Holder.

28.2.

Subject to the provisions of the Companies Law, the Company shall be entitled to indemnify an Office Holder of the Company, to the fullest extent permitted by applicable law. Subject to the provisions of the Companies Law, ~~including the receipt of all approvals as required therein or under any applicable law,~~ the Company may ~~resolve~~ retroactively to indemnify an Office Holder with respect to the following liabilities and expenses, provided, in each of the below cases, that such liabilities or expenses were incurred by such Office Holder in connection with an action performed by such Office ~~Holder~~’~~s~~Holder in his capacity as an Office Holder of the Company:

28.2.1.

     a monetary liability imposed on him in favor of a third party in any judgment, including any settlement confirmed as judgment and an arbitrator’s award which has been confirmed by the court~~, in respect of an act performed by the Office Holder by virtue of the Office Holder being an Office Holder of the Company; provided, however, that: (a) any indemnification undertaking with respect to the foregoing shall be limited (i) to events which, in the opinion of the Board, are foreseeable in light of the Company’s actual operations at the time of the granting of the indemnification undertaking, and (ii) to an amount or by criteria determined by the Board to be reasonable in the given circumstances; and (b) the events that in the opinion of the Board are foreseeable in light of the Company’s actual operations at the time of the granting of the indemnification undertaking are listed in the indemnification undertaking together with the amount or criteria determined by the Board to be reasonable in the given circumstances;~~;

28.2.2.

reasonable litigation expenses, including legal fees, paid for by the Office Holder, in an investigation or proceeding conducted against such Office Holder by an agency authorized to conduct such investigation or proceeding, and which investigation or proceeding: (i) concluded without the filing of an indictment (as defined in the Companies Law) against such Office Holder and without a monetary liability having been imposed against such Office Holder in lieu of a criminal proceeding (as defined in the Companies Law); or (ii) concluded without the filing of an indictment against such Office Holder but with a monetary liability having been imposed against such Office Holder in lieu of a criminal proceeding for an offense that does not require proof of criminal intent; or (iii) involves financial sanction;

28.2.3.

reasonable litigation expenses, including legal fees, paid for by the Office Holder, or which the Office Holder is obligated to pay under a court order or ruling, in a proceeding brought against the Office Holder by the Company, or on its behalf, or by a third party, or in a criminal proceeding in which the Office Holder is found innocent, or in a criminal proceeding in which the Office Holder was convicted of an offense that does not require proof of criminal intent; and

28.2.4.

 any other event, occurrence or circumstances in respect of which the Company may lawfully indemnify an Office Holder of the Company (including, without limitation, indemnification with respect to the matters referred to under Section 56h(b)(1) of the Israeli Securities Law, 5728-1968, as amended, and Section 50P(b)(2) of the Israeli Economic Competition Law 5748-1988).

28.3.

The Company may undertake to indemnify an Office Holder as aforesaid~~: (i)~~ in Articles 28.2.1, 28.2.2, 28.2.3 and 28.2.4 prospectively, provided that ~~the~~, with respect to the matters set forth in Article 28.2.1, any indemnification undertaking ~~is~~with respect to the foregoing  shall be limited ~~to categories of~~(a) to events which, in the opinion of the Board ~~can be foreseen when the~~, are foreseeable in light of the Company’s actual operations at the time of granting the indemnification undertaking ~~to indemnify is given~~, and (b) to an amount ~~set~~or by criteria determined by the Board ~~as~~to be reasonable ~~under~~in the given circumstances, and (~~ii) retroactively.~~ c) the events that in the opinion of the Board are foreseeable in light of the Company’s actual operations at the time of granting the indemnification undertaking are listed in the indemnification undertaking together with the amount or criteria determined by the Board to be reasonable in the given circumstances..

28.4.

Subject to the provisions of the Companies Law including the receipt of all approvals as required therein or under any applicable law, the Company may, to the maximum extent permitted by the Companies Law, exempt and release, including in advance, any Office Holder from any liability for damages arising out of a breach of a duty of care towards the Company.

28.5.

Any amendment to the Companies Law or other applicable law adversely affecting the right of any Office Holder to be indemnified or insured pursuant to Articles28.1, 28.2, 28.3 and 28.4 and any amendments to such Articles shall be prospective in effect, and shall not affect the Company’s obligation or ability to indemnify or insure an Office Holder for any act or omission occurring prior to such amendment, unless otherwise provided by applicable law.

28.6.

The provisions of Articles 28.1, 28.2, 28.3 and 28.4 are not intended, and shall not be interpreted so as to restrict the Company, in any manner, in respect of the procurement of insurance or in respect of indemnification or exculpation, in favor of any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder; or any Office Holder to the extent that such insurance and/or indemnification is not specifically prohibited under law.

29.	WINDING-UP AND REORGANIZATION

29.1.

Should the Company be wound up and assets of the Company remain available for distribution after covering all the Company’s outstanding liabilities, such assets shall be distributed among the shareholders pro rata to the nominal value of the paid-up capital on the shares held by each of them.

29.2.

Upon the sale of the Company’s assets, the Board may, or in the case of a liquidation, the liquidators may, if authorized to do so by a resolution of the Company, accept fully or partly paid-up shares, or securities of another company, Israeli or non-Israeli, whether in existence at such time or about to be formed, in order to purchase the property of the Company, or part thereof, and to the extent permitted under the Companies Law, the Board may (or in the case of a liquidation, the liquidators may) distribute the aforesaid shares or securities or any other property of the Company among the shareholders without realizing the same, or may deposit the same in the hands of trustees for the shareholders, and the General Meeting by a resolution may decide, subject to the provisions of the Companies Law, on the distribution or allotment of cash, shares or other securities, or the property of the Company and on the valuation of the aforesaid securities or property at such price and in such manner as the shareholders at such General Meeting shall decide, and all of the shareholders shall be obliged to accept any valuation or distribution determined as aforesaid and to waive their rights in this regard, except, in a case in which the Company is about to be wound-up and is in the process of liquidation, for those legal rights (if any) which, according to the provisions of the Companies Law, may not be changed or modified.

30.	TRANSLATION AND BINDING EFFECT

These Articles may be translated into Hebrew and/or into other languages. Notwithstanding the aforesaid, the English version of these Articles shall be binding upon the Company, its shareholders and/or any third party and shall supersede any translation thereof.

* * *

APPENDIX B

COMPENSATION POLICY AMENDMENT

2.2.3      Insurance, Exculpation and Indemnification. The directors and officers of the Company shall be entitled to benefit from the insurance, exculpation and indemnification arrangements to the fullest extent permitted by applicable law, to be approved from time to time by the Company, pursuant to the provisions of the Articles of Association of the Company and applicable law. The insurance arrangements shall provide coverage in such amounts as shall be determined by the Compensation Committee of the Company, and, if required by applicable law, the Board, and may include “run-off” (a/k/a “tail”) provisions for a period of up to the later of (i) 10 years after the termination of their services with the Company, and (ii) the resolution of existing claims, and such insurance arrangements may also include Public Offering of Securities Insurance (POSI) or similar insurance. The insurance arrangements (which may also cover the liability of any controlling shareholders of the Company and their relatives (within the meanings of such terms in the Companies Law), in their capacity as directors and officers of the Company) shall be subject to the following limitations, which shall be determined by the Compensation Committee of the Company, and, if required by applicable law, the Board: (i) the annual premium to be paid by the Company as well as the amount of the deductible for the Company shall be on market terms as of the date of the issuance of the policy; and (ii) the cost of the policy to the Company shall not have a material impact on the Company’s profitability, assets or liabilities.

APPENDIX C

UroGen Pharma Ltd.

2017 Equity Incentive Plan

UroGen Pharma Ltd.

2017 Equity Incentive Plan

Adopted by the Board of Directors: March 29, 2017 and May 3, 2017

Approved by the Stockholders: April 19, 2017

IPO Date/Effective Date: May 9, 2017

Amended by the Board of Directors: August 29, 2018

Amended by the Board of Directors: April 26, 2020

Approved by the Stockholders: June 8, 2020

Amended by the Board of Directors: March 17, 2021

Approved by the Stockholders: June 7, 2021

Amended by the Board of Directors: March 7, 2022

Approved by the Stockholders: June 8, 2022

Amended by the Board of Directors: July 31, 2023

Approved by the Stockholders: September 7, 2023

Amended by the Board of Directors: June 14, 2024

Approved by the Stockholders: August 6, 2024

Amended by the Board of Directors: June 30, 2025

Approved by the Stockholders: August 26, 2025

Amended by the Board of Directors: March 19, 2026

[Approved by the Stockholders: June 22, 2026]

1.    GENERAL.

(a)    Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(b)    Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(c)    Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Ordinary Shares.

2.    ADMINISTRATION.

(a)    Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

i.

To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Ordinary Shares under the Award; (E) the number of Ordinary Shares subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

ii.

To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

iii.	To settle all controversies regarding the Plan and Awards granted under it.

iv.	To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or Ordinary Shares may be issued in settlement thereof).

v.

To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent.

vi.

To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements (taking into account any permissible and effective opting out by the Company from such requirements), and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of Ordinary Shares available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which Ordinary Shares may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

vii.

To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” and/or (C) Rule 16b-3.

viii.

To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; and/or (D) to comply with other applicable laws or listing requirements.

ix.

Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

x.

To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are not United States nationals or who are employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c)    Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d)    Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of Ordinary Shares to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of Ordinary Shares that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine Fair Market Value.

(e)    No Repricing of Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Ordinary Shares in exchange for cash or other Stock Awards under the Plan, unless the shareholders of the Company have approved such an action within twelve (12) months prior to such an event.

(f)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.    SHARES SUBJECT TO THE PLAN.

(a)    Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of Ordinary Shares that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed 9,750,167 shares (the “Share Reserve”). For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of Ordinary Shares that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)    Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of Ordinary Shares that may be available for issuance under the Plan and the Ordinary Shares relating to such Stock Award (or portion thereof) will again become available for issuance under the Plan. If any Ordinary Shares issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan.

(c) Shares Not Available for Subsequent Issuance. The following shares will not become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of a Stock Award granted under the Plan (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a Stock Award granted under the Plan; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of a Stock Award; and (D) in the event that a Stock Appreciation Right is settled in shares, the gross number of shares subject to such award.

(d)    Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of Ordinary Shares that may be issued pursuant to the exercise of Incentive Stock Options will be 5,600,000 Ordinary Shares.

(e)    Section 162(m) Limitations. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.

(i) A maximum of 500,000 Ordinary Shares subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii) A maximum of 500,000 Ordinary Shares subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii) A maximum of $3.0 million may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(f)    Source of Shares. Except as otherwise provided herein, the stock issuable under the Plan will be shares of authorized but unissued or reacquired Ordinary Shares, including shares repurchased by the Company on the open market or otherwise.

4.    ELIGIBILITY.

(a)    Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b)    Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.    PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Ordinary Shares purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)    Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)    Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Ordinary Shares subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Ordinary Shares subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in Ordinary Shares equivalents.

(c)    Purchase Price for Options. The purchase price of Ordinary Shares acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of Ordinary Shares;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Ordinary Shares will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)    Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of Ordinary Shares equal to the number of Ordinary Share equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Ordinary Share equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Ordinary Shares, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)    Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(i) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Ordinary Shares or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Ordinary Shares or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)    Vesting Generally. The total number of Ordinary Shares subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of Ordinary Shares as to which an Option or SAR may be exercised.

(g)    Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date which occurs ninety (90) days following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h)    Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Ordinary Shares would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Ordinary Shares received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of the period of days or months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Ordinary Shares received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)    Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)    Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date which occurs 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)    Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

(l)    Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any Ordinary Shares until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a)    Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s articles of association, at the Board’s election, Ordinary Shares may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Ordinary Shares awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the Ordinary Shares held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire Ordinary Shares under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Ordinary Shares awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate; provided, however, that (i) no dividends may be paid with respect to any such shares before the date such shares have vested under the terms of such Restricted Stock Award Agreement, (ii) any dividends that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Restricted Stock Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Restricted Stock Award Agreement.

(b)    Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Ordinary Shares subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Ordinary Shares subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of Ordinary Shares, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Ordinary Shares (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of Ordinary Shares covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement; provided, however, that (i) no dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Restricted Stock Unit Award Agreement, (ii) any dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Restricted Stock Unit Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Restricted Stock Unit Award Agreement

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)    Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may but need not require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board or the Committee may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board or the Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board or the Committee may specify, to be paid in whole or in part in cash or other property.

(iii) Board and Committee Discretion. The Board and the Committee retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(iv) Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date which occurs 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Ordinary Shares). Notwithstanding satisfaction of, or completion of any Performance Goals, the number of Ordinary Shares, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

(d)    Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Ordinary Shares, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Ordinary Shares at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of Ordinary Shares (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.    COVENANTS OF THE COMPANY.

(a)    Availability of Shares. The Company will keep available at all times the number of Ordinary Shares reasonably required to satisfy then-outstanding Awards.

(b)    Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell Ordinary Shares upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Ordinary Shares issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Ordinary Shares under the Plan, the Company will be relieved from any liability for failure to issue and sell Ordinary Shares upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Ordinary Shares pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)    No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.    MISCELLANEOUS.

(a)    Use of Proceeds from Sales of Ordinary Shares. Proceeds from the sale of Ordinary Shares pursuant to Awards will constitute general funds of the Company.

(b)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of Ordinary Shares under, the Award pursuant to its terms, and (ii) the issuance of the Ordinary Shares subject to such Award has been entered into the books and records of the Company.

(d)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the articles of association of the Company or an Affiliate, and any applicable provisions of the corporate law of the jurisdiction in which the Company or the Affiliate is incorporated, as the case may be.

(e)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Ordinary Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)    Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Ordinary Shares under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Ordinary Shares subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Ordinary Shares. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Ordinary Shares under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Ordinary Shares.

(h)    Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Ordinary Shares from the Ordinary Shares issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no Ordinary Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)    Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)    Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Ordinary Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)    Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Ordinary Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Ordinary Shares or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9. Adjustments upon Changes in Ordinary Shares; Other Corporate Events.

(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)    Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding Ordinary Shares not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the Ordinary Shares subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)    Transactions. The following provisions shall apply to Stock Awards in the event of a Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Ordinary Shares issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Ordinary Shares in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)    Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10. Plan Term; Earlier Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the “Adoption Date”), or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11. Existence of the Plan; Timing of First Grant or Exercise.

The Plan will come into existence on the Adoption Date; provided, however, that no Award may be granted prior to the IPO Date (that is, the Effective Date). In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12. Choice of Law.

The Plan, all determinations made and actions taken pursuant hereto and, except as provided below or in an applicable subplan, each Award Agreement to a Participant shall be governed by the laws of the State of Israel, excluding matters that are subject to tax laws, regulations and rules, or conflicts or choice of law rule or principles, of any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction.

13. Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Ordinary Shares subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the Adoption Date, either an executive officer or a Director (either, a “Legacy Investor”) and/or any entity in which a Legacy Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “Legacy Entities”) or on account of the Legacy Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s articles of association; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the Legacy Entities;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the Legacy Entities;

(iv) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or

(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

 (j)“Company” means UroGen Pharma Ltd., an Israeli corporation.

(k) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(l) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(m) “Corporate Transaction” the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Ordinary Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(n) “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(o) “Director” means a member of the Board.

(p) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(q) “Effective Date” means the IPO Date.

(r) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(s) “Entity” means a corporation, partnership, limited liability company or other entity.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(u) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(v) “Fair Market Value” means, as of any date, the value of the Ordinary Shares determined as follows:

(i) If the Ordinary Shares are listed on any established stock exchange or traded on any established market, the Fair Market Value of an Ordinary Share will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Ordinary Shares) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Ordinary Shares on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Ordinary Shares, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(w) “Incentive Stock Option” means an option granted pursuant to Section 0 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(x) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Ordinary Shares, pursuant to which the Ordinary Shares are priced for the initial public offering.

(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase Ordinary Shares granted pursuant to the Plan.

(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee) “Ordinary Shares” means the Ordinary Shares of the Company, par value NIS 0.01 per Ordinary Share.

(ff)“    Other Stock Award” means an award based in whole or in part by reference to the Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(d).

(gg) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ii) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(kk) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(ll) “Performance Criteria” means the one or more criteria that the Board or the Committee will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or the Committee: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of studies by specific dates; (xliii) budget management; (xliv) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (xlv) regulatory milestones; (xlvi) progress of internal research or development programs; (xlvii) acquisition of new customers; (xlviii) customer retention and/or repeat order rate; (xlix) improvements in sample and test processing times; (l) progress of partnered programs; (li) partner satisfaction; (lii) timely completion of clinical trials; (liii) submission of pre-market approvals and other regulatory achievements; (liv) milestones related to research development (including, but not limited to, preclinical and clinical studies), product development and manufacturing; (lv) expansion of sales in additional geographies or markets; (lvi) research progress, including the development of programs; (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); and (lviii) and to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board or the Committee.

(mm) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or the Committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or the Committee (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or the Committee will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “unusual or infrequently occurring items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding Ordinary Shares of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to Ordinary Shareholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board or the Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(nn) “Performance Period” means the period of time selected by the Board or the Committee over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or the Committee.

(oo) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(pp) “Plan” means this UroGen Pharma Ltd. 2017 Equity Incentive Plan, as it may be amended.

(qq) “Restricted Stock Award” means an award of Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(a).

(rr) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ss) “Restricted Stock Unit Award” means a right to receive Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(b).

(tt) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(uu) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(vv) “Securities Act” means the Securities Act of 1933, as amended.

(ww) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Ordinary Shares that is granted pursuant to the terms and conditions of Section 5.

(xx) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(yy) “Stock Award” means any right to receive Ordinary Shares granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(zz) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(aaa) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding ordinary shares having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(bbb) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ccc) “Transaction” means a Corporate Transaction or a Change in Control.

SCAN TO VIEW MATERIALS & VOTE

UROGEN PHARMA LTD.
400 ALEXANDER PARK DRIVE, 4TH FL
PRINCETON, NJ 08540
ATTN: ACCOUNTS PAYABLE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 21, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/URGN2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 21, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95906-P52031 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

UROGEN PHARMA LTD.

The Board of Directors recommends you vote FOR all of the proposals.

Nominees:	For	Against	Abstain
1a. Arie Belldegrun, M.D.	☐	☐	☐
1b. Elizabeth Barrett	☐	☐	☐
1c. Cynthia M. Butitta	☐	☐	☐
1d. Stuart Holden, M.D.	☐	☐	☐
1e. James A. Robinson, Jr.	☐	☐	☐
1f. Leana S. Wen, M.D., M.Sc.	☐	☐	☐
1g. Daniel G. Wildman	☐	☐	☐
2. To approve the amendment and restatement of the Articles of Association of the Company to, among other things, tie eligibility for shareholder proposals to the requirements under the Israeli Companies Law.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. By executing this proxy card, you certify that you are not a "controlling shareholder" and do not have a "personal interest" in Proposal 3, except as you have previously notified the Company.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date